As filed with the Securities and Exchange Commission October 28, 2011

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                 X

Pre-Effective Amendment No. ___
Post-Effective Amendment No. ___

(Check appropriate box or boxes)

FIRST EAGLE FUNDS
(Exact Name of Registrant as Specified in Charter)

(212) 698-3000
(Registrant's Area Code and Telephone Number)

1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
(Address of Principal Executive Offices) (Number, Street, City, State, Zip Code)

SUZAN AFIFI
FIRST EAGLE FUNDS
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
(Name and Address of Agent for Service of Process) (Number, Street, City, State, Zip Code)

Copy to:

NATHAN J. GREENE, ESQ.
SHEARMAN & STERLING LLP
599 LEXINGTON AVENUE
NEW YORK, NY 10022

___________________________________________________________

Acquisition of the assets of

OLD MUTUAL HIGH YIELD FUND
a portfolio of Old Mutual Funds II

By and in exchange for Class I Shares of

FIRST EAGLE HIGH YIELD FUND
a portfolio of First Eagle Funds

Approximate Date of Proposed Public Offering:
As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Class I Shares without par value, of First Eagle High Yield Fund.

It is proposed that this filing will become effective on
November 28, 2011 pursuant to Rule 488.

OLD MUTUAL FUNDS II

4643 South Ulster Street, Suite 700
Denver, CO  80237
 1-888-772-2888

_____________, 2011

Dear Shareholder:

           A special meeting (the “Meeting”) of the shareholders of the Old Mutual High Yield Fund (formerly, Old Mutual Dwight High Yield Fund), a series of Old Mutual Funds II, will be held at 10:00 a.m., Mountain Time, at the offices of Old Mutual Capital, Inc. (“Old Mutual”), 4643 South Ulster Street, Suite 700, Denver, CO 80237 on December 28, 2011.  The purpose of the Meeting is to vote on an important proposal that affects the Old Mutual High Yield Fund and your investment in the Fund.

On October 1, 2011, the portfolio managers of the Old Mutual High Yield Fund transitioned from Dwight Asset Management Company, LLC (“Dwight”), to First Eagle Investment Management, LLC (“First Eagle”).  In anticipation of the transition, the Board of Trustees of Old Mutual Funds II (the “Old Mutual Fund Board”) approved an interim sub-advisory agreement with First Eagle on behalf of the Old Mutual High Yield Fund to maintain continuity of the Fund’s portfolio management (the “Interim Agreement”). In connection with the transition of the portfolio management team to First Eagle and Old Mutual’s recently announced plan to exit the mutual fund asset management business, the Old Mutual Fund Board determined that a transition of the Old Mutual High Yield Fund to the First Eagle mutual fund platform by transferring the assets and liabilities of the Old Mutual High Yield Fund to the First Eagle High Yield Fund, a newly formed series of the First Eagle Funds with substantially the same investment objective and principal strategies as the Old Mutual High Yield Fund (the “Reorganization”), was in the best interests of the shareholders of the Old Mutual High Yield Fund.

The Old Mutual Fund Board has unanimously approved and recommends that you vote “FOR”  the  Reorganization proposal.

Approval of the proposal will be deemed to be approval of a new advisory agreement with First Eagle for purposes of paying the sub-advisory fees under the Interim Agreement with First Eagle covering the period from October 1, 2011 until the Reorganization occurs.

The enclosed Proxy Statement/Prospectus describes the proposal and compares the Old Mutual High Yield Fund to the First Eagle High Fund.   You should review these materials carefully.

Your vote is important no matter how many shares you own.  Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope.  If you attend the Meeting, you may vote in person.  If you have questions, please call us at 1-888-772-2888.  You may also vote by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card.  If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Broadridge Financial Services, Inc., reminding you to vote.

Sincerely,

__________________________
Julian F. Sluyters
President

OLD MUTUAL FUNDS II

4643 South Ulster Street, Suite 700
Denver, CO  80237
 1-888-772-2888

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on December 28, 2011

A special meeting (the “Meeting”) of the shareholders of the Old Mutual High Yield Fund (formerly, Old Mutual Dwight High Yield Fund), a series of Old Mutual Funds II, will be held on December 28, 2011 at 10:00 a.m., Mountain Time, at the offices of Old Mutual Capital, Inc. (“Old Mutual”), 4643 South Ulster Street, Suite 700, Denver, CO 80237 for the following purpose:

To approve an Agreement and Plan of Reorganization between the Old Mutual High Yield Fund and the First Eagle High Yield Fund, a series of First Eagle Funds, providing for: (i) the transfer of all of the assets of the Old Mutual High Yield Fund to the First Eagle High Yield Fund and the assumption of the stated liabilities of the Old Mutual High Yield Fund by the First Eagle High Yield Fund in exchange for shares of the First Eagle High Yield Fund; (ii) the subsequent pro rata distribution of shares of the First Eagle High Yield Fund to the Old Mutual High Yield Fund shareholders, and (iii) the termination and complete liquidation of the Old Mutual High Yield Fund (the “Reorganization”).

Approval of the Agreement and Plan of Reorganization will be deemed to be approval of a new advisory agreement with First Eagle Investment Management, LLC (“First Eagle”) for purposes of paying the sub-advisory fees under an interim sub-advisory agreement with First Eagle on behalf of the Old Mutual High Yield Fund covering the period from October 1, 2011 until the Reorganization occurs.

Shareholders of record as of the close of business on November 18, 2011 are entitled to notice of, and to vote at, the Meeting or any adjournment of the Meeting.

The Board of Trustees of Old Mutual Funds II (the “Old Mutual Fund Board”) requests that you vote your shares by completing the enclosed proxy card and returning it in the enclosed postage paid return envelope, or by voting by telephone or via the internet using the instructions on the proxy card.

The Old Mutual Fund Board recommends that you cast your vote FOR the Reorganization as described in the Proxy Statement/Prospectus.

Please sign and promptly return the proxy card in the postage paid return envelope regardless of the number of shares owned.

Kathryn L. Santoro
Vice President and Secretary

___________, 2011

_______________________________

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND

AND VOTE ON THE PROPOSAL

_______________________________

We are providing you with this overview of the proposal on which your vote is requested.  Please read the full text of the Proxy Statement/Prospectus, which contains additional information about the proposal, and keep it for future reference.  Your vote is important.

Questions and Answers

Q.           What am I being asked to vote upon?

A.           You are being asked to approve transitioning the Old Mutual High Yield Fund to a new fund family.  Specifically, as a shareholder of the Old Mutual High Yield Fund, you are being asked to consider and approve an Agreement and Plan of Reorganization (“Agreement”) pursuant to which the assets and liabilities of the Old Mutual High Yield Fund will be transferred to the First Eagle High Yield Fund, a new fund with the same portfolio management team, the same investment objective, and substantially similar principal investment strategies and risks as the Old Mutual High Yield Fund (the “Reorganization”).  If shareholders of the Old Mutual High Yield Fund approve the Agreement, the shareholders will receive Class I shares of the First Eagle High Yield Fund in exchange for their Institutional Class shares of the Old Mutual High Yield Fund, and the outstanding Institutional Class shares of the Old Mutual High Yield Fund held by such shareholders will be terminated and cancelled as permitted by the organizational documents of Old Mutual Funds II and applicable law.  The Old Mutual High Yield Fund will thereafter wind-up its affairs and be terminated and dissolve under applicable law and deregistered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Q.           Why is the Reorganization being proposed?

A.           On October 1, 2011, the portfolio managers of the Old Mutual High Yield Fund transitioned from Dwight Asset Management Company, LLC (“Dwight”), to First Eagle Investment Management, LLC (“First Eagle”).  In anticipation of the transition, the Board of Trustees of Old Mutual Funds II (the “Old Mutual Fund Board”) approved an interim sub-advisory agreement with First Eagle on behalf of the Old Mutual High Yield Fund (the “Interim Agreement”) to maintain continuity of the Fund’s portfolio management.  In connection with the transition of the Fund’s portfolio management team to First Eagle and Old Mutual’s recently announced plan to exit the mutual fund asset management business, the Old Mutual Fund Board determined that a transition of the Old Mutual High Yield Fund to the First Eagle mutual fund platform by transferring the assets and liabilities of the Old Mutual High Yield Fund to the First Eagle High Yield Fund, a newly formed series of the First Eagle Funds trust with substantially the same investment objective and principal strategies as the Old Mutual High Yield Fund, was in the best interests of the shareholders of the Old Mutual High Yield Fund.

Approval of the Agreement will be deemed to be approval of a new advisory agreement with First Eagle for purposes of paying the sub-advisory fees under the Interim Agreement with First Eagle on behalf of the Old Mutual High Yield Fund covering the period from October 1, 2011 until the Reorganization occurs.  The Proxy Statement/Prospectus explains the Interim Agreement and the escrowed fees.

The First Eagle Funds trust is comprised of six separate investment portfolios. In addition to the First Eagle High Yield Fund, they are the First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America.

Q.           What effect will the Reorganization have on me as a shareholder of the Old Mutual High Yield Fund?

A.           Immediately after the Reorganization, you will own Class I shares of the First Eagle High Yield Fund that are equal in value to the Institutional Class shares of the Old Mutual High Yield Fund that you held immediately prior to the closing of the Reorganization, subject to changes in value that may result from how each Fund prices its

Q/A-1

portfolio securities.  The First Eagle High Yield Fund will be managed by the current portfolio management team of the Old Mutual High Yield Fund.  Certain of the service providers to the First Eagle High Yield Fund are different than the service providers to the Old Mutual High Yield Fund and, as a result, the processes and mechanisms that shareholders who purchase shares directly from the Old Mutual High Yield Fund (and not through a financial intermediary) currently utilize to buy, redeem and exchange shares may change.  In addition, certain investor services and investment privileges will be different.  These differences are described in the Proxy Statement/Prospectus.

Q.           Are there any significant differences between the investment objectives and principal investment strategies of the Old Mutual High Yield Fund and the First Eagle High Yield Fund?

A.           No.  The First Eagle High Yield Fund has the same investment objective and substantially similar principal investment strategies and risks as the Old Mutual High Yield Fund.  However, the investment objective of the First Eagle High Yield Fund can be changed by the Board of Trustees of the First Eagle Funds, whereas the investment objective of the Old Mutual High Yield Fund can be changed only with shareholder approval. A description of this change can be found under the “Comparison of Investment Objectives and Principal Investment Strategies” section of the Proxy Statement/Prospectus.

Q.           Will the portfolio managers of the Old Mutual High Yield Fund continue to manage the First Eagle High Yield Fund?

A.           Yes.  The portfolio management team responsible for the day-to-day investment management of the Old Mutual High Yield Fund, Edward B. Meigs and Sean M. Slein, will manage the assets of the First Eagle High Yield Fund.

Q.           Are there any significant differences in the advisory fee or total annual fund operating expenses of the Old Mutual High Yield Fund and the First Eagle High Yield Fund?

A.           At current asset levels, the advisory fee of the First Eagle High Yield Fund (0.70%) will be the same as the advisory fee of the Old Mutual High Yield Fund (0.70%).  However, unlike the First Eagle High Yield Fund, the Old Mutual High Yield Fund has advisory fee breakpoints, meaning that as the Fund grows, the advisory fee paid by the Old Mutual High Yield Fund would be reduced, whereas the advisory fee for the First Eagle High Yield Fund would stay the same.

Old Mutual High Yield Fund		First Eagle High Yield Fund
$0 to less than $500 million	0.70%	All assets	0.70%
$500 million to less than $1 billion	0.675%
$1 billion or greater	0.650%

First Eagle has agreed to waive its advisory fee and/or reimburse fund expenses of the First Eagle High Yield Fund through at least December 31, 2013 so that the First Eagle High Yield Fund’s total annual fund operating expenses for its Class I shares will be no greater than the total annual fund operating expenses of the Old Mutual High Yield Fund. The expense limitation arrangement and a comparison of the gross and net total annual fund operating expenses of the Funds are described in the “Comparison of Fees and Expenses” section of the Proxy Statement/Prospectus.

In addition, both First Eagle and Old Mutual provide certain administrative and other services on behalf of the First Eagle High Yield Fund and the Old Mutual High Yield Fund, respectively.  Old Mutual’s compensation for these services is included in the advisory fee paid by the Old Mutual High Yield Fund (0.70%) whereas First Eagle is entitled to reimbursement by the First Eagle High Yield Fund for costs (including personnel, compensation, overhead and other costs) related to those services up to a maximum annual rate of 0.05% of the value of the First Eagle High Yield Fund’s average daily net assets.  After December 31, 2013, the First Eagle High Yield Fund will no longer reimburse these costs and instead will pay a fixed administrative services fee to First Eagle as an annual rate of 0.05% of the value of the Fund’s average daily net assets.

Q/A-2

Q.           Will there be any sales load, commission or other transactional fee in connection with the Reorganization?

A.           No.  The total value of the shares of the Old Mutual High Yield Fund that you own will be exchanged for shares of the First Eagle High Yield Fund without the imposition of any sales load, commission or other transactional fee.

Q.           What are the expected federal income tax consequences of the Reorganization?

A.           The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes and the Old Mutual High Yield Fund will receive a legal opinion to the effect that the Reorganization should so qualify.  Thus, while there can be no guarantee that the U.S. Internal Revenue Service will adopt a similar position, it is expected that shareholders will have no adverse federal income tax consequences as a result of the Reorganization. Shareholders should consult their tax adviser about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in the Joint Proxy Statement/Prospectus relates to the federal income tax consequences of the Reorganization only.

Q.           Have the Old Mutual High Yield Fund’s Trustees considered the Reorganization, and how do they recommend that I vote?

A.           The Trustees of Old Mutual Funds II, on behalf of the Old Mutual High Yield Fund, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of Old Mutual Funds II, have carefully considered the Reorganization and unanimously recommend that you vote “FOR” the Reorganization.  A summary of the considerations of the Trustees in making this recommendation is provided in the “Board Considerations” section of the Proxy Statement/Prospectus.

Q.           What is the anticipated timing of the Reorganization?

A.           A special meeting of shareholders of the Old Mutual High Yield Fund will be held on December 28, 2011 (the “Meeting”).  If shareholders of the Old Mutual High Yield Fund approve the Reorganization, it is anticipated that the Reorganization will occur on or about December 30, 2011.

Q.           What will happen if shareholders of the Old Mutual High Yield Fund do not approve the Reorganization?

A.           If the shareholders of the Old Mutual High Yield Fund do not approve the Reorganization, the Old Mutual Fund Board will consider other possible courses of action for the Fund.  Old Mutual has stated that it does not intend to remain in the mutual fund asset management business in the long-term, so the Old Mutual Fund Board would need to seek a new investment adviser for the Old Mutual High Yield Fund, unless the Fund was otherwise merged or liquidated.

You should know that certain other funds on the Old Mutual fund platform and Old Mutual each own a large percentage of the shares of the Fund. Collectively, those shareholders will be able to determine the outcome of the shareholder vote on the Reorganization, even though they may be expected to withdraw as shareholders prior to the Reorganization.

Q.           What if I do not wish to participate in the Reorganization?

A.           If you do not wish to have the shares of the Old Mutual High Yield Fund exchanged for shares of the First Eagle High Yield Fund as part of a Reorganization that is approved by shareholders, you may redeem your shares prior to the consummation of the Reorganization.  If you redeem your shares, you will incur any applicable redemption fee and if you hold shares in a taxable account, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Q.           Why are you sending me the Proxy Statement/Prospectus?

A.           You are receiving a Proxy Statement/Prospectus because you own shares in the Old Mutual High Yield Fund and have the right to vote on the very important proposal described therein concerning the Fund.  The Proxy Statement/Prospectus contains information that shareholders of the Old Mutual High Yield Fund should know

Q/A-3

before voting on the proposed Reorganization.  The document is both a proxy statement of the Old Mutual High Yield Fund and a prospectus for the First Eagle High Yield Fund.

Q.           Will the Old Mutual High Yield Fund or the First Eagle High Yield Fund pay the costs of this proxy solicitation or any additional costs in connection with the proposed Reorganization?

A.           No.  The Old Mutual High Yield Fund will not bear any Reorganization-related costs.  Old Mutual or its affiliates will bear all expenses arising in connection with the Reorganization except costs incurred in organizing the First Eagle High Yield Fund and registering its shares that will be issued in connection with the Reorganization. Such organizational and registration costs will be borne by the First Eagle High Yield Fund but are expected to be paid by First Eagle pursuant to applicable expense limitations in place for the First Eagle High Yield Fund.

Q.           What is the required vote to approve the Proposal?

A.           Shareholder approval of a Reorganization requires the affirmative vote of the lesser of (i) 67% or more of the shares present at the Meeting, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Old Mutual High Yield Fund.  The holders of one-third of the outstanding shares of the Old Mutual High Yield Fund entitled to vote at the Meeting shall constitute quorum.

Q.           How do I vote my shares?

A.           For your convenience, there are several ways you can vote:

•
Voting by Telephone or the Internet: You may vote your shares quickly and easily by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying the Proxy Statement/Prospectus.

•
Voting in Person:  If you attend the Meeting, were the record owner of your shares on November 18, 2011 (the “Record Date”), and wish to vote in person, we will provide you with a ballot prior to the vote.  However, if your shares were held in the name of your broker, bank or other nominee, you are required to bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

•
Voting by Proxy: Whether or not you plan to attend the Meeting, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided.  Returning the proxy card will not affect your right to attend the Meeting and vote.  If you properly fill in and sign your proxy card and send it in time to vote at the Meeting, your “proxy” (the individuals named on your proxy card) will vote your shares as you have directed.  If you sign your proxy card but do not make specific choices, your proxy will vote your shares FOR the proposal, as recommended by the Old Mutual Fund Board, and in their best judgment on other matters.  Your proxy will have the authority to vote and act on your behalf at any adjournment of the Meeting.  If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of Old Mutual Funds II in writing to the address of Old Mutual Funds II set forth on the cover page of the Proxy Statement/Prospectus before the Meeting that you have revoked your proxy.  In addition, although merely attending the Meeting will not revoke your proxy, if you are present at the Meeting you may withdraw your proxy and vote in person (provided that you have the required authorization for shares held through a broker or other nominee).

Q.           Whom should I call for additional information about the Reorganization or the Proxy Statement/Prospectus?

A.           If you need any assistance, or have any questions regarding the Reorganization or how to vote your shares, please call Broadridge Financial Services, Inc. at 1-877-348-4358.

Whether or not you plan to attend the Meeting in person, it is important that your shares be represented and voted at the Meeting. Your vote is important no matter how many shares of the Old Mutual High Yield Fund

Q/A-4

you own, and even if you sold your shares after the November 18, 2011 Record Date. Accordingly, please complete, sign and date the enclosed proxy card promptly or authorize your proxy by telephone or through the Internet. It is important that you vote your shares promptly in order to avoid the additional expense of further solicitation.

Q/A-5

OLD MUTUAL FUNDS II	FIRST EAGLE FUNDS
4643 South Ulster Street, Suite 700 Denver, CO 80237	1345 Avenue of the Americas New York, New York 10105
1-888-772-2888	1-800-334-2143

PROXY STATEMENT AND PROSPECTUS

_____________, 2011

Introduction

This document contains information that shareholders of the Old Mutual High Yield Fund should know before voting on the proposed reorganization described herein, and should be retained for future reference.  It is both the proxy statement of the Old Mutual High Yield Fund and a prospectus for the First Eagle High Yield Fund.  The Old Mutual High Yield Fund is a series of Old Mutual Funds II, and the First Eagle High Yield Fund is a series of First Eagle Funds.  We sometimes refer to the Old Mutual High Yield Fund and the First Eagle High Yield collectively as the “Funds” and to each fund individually as a “Fund.”

The meeting of the shareholders of the Old Mutual High Yield Fund (the “Meeting”) will be held at the offices of Old Mutual Capital, Inc. (“Old Mutual”), 4643 South Ulster Street, Suite 700, Denver, CO 80237 on December 28, 2011 at 10:00 a.m., Mountain Time.  At the Meeting, shareholders of the Old Mutual High Yield Fund are being asked to consider the following proposal:

To approve an Agreement and Plan of Reorganization (the “Agreement”) under which the assets and liabilities of the Old Mutual High Yield Fund will be transferred to the First Eagle High Yield Fund.

The reorganization of the Old Mutual High Yield Fund with and into the First Eagle High Yield Fund (the “Reorganization”) as described in the Agreement will involve three steps:

•
the transfer of the assets and liabilities of the Old Mutual High Yield Fund to the First Eagle High Yield Fund in exchange for shares of the First Eagle High Yield Fund having equivalent value to the net assets transferred;

•
the pro rata distribution of Class I shares of the First Eagle High Yield Fund to the shareholders of Institutional Class shares of the Old Mutual High Yield Fund on the closing date of the Reorganization (“Closing Date”) and the termination and cancellation of the outstanding shares of the Old Mutual High Yield Fund held by such shareholders, as permitted by the organizational documents of Old Mutual Funds II and applicable law; and

•
the winding up of the affairs of Old Mutual High Yield Fund and dissolution under applicable law and de-registration of the Old Mutual High Yield Fund under the Investment Company Act of 1940, as amended (the “1940 Act”).

The total value of the Class I shares of the First Eagle High Yield Fund shares that you receive in the Reorganization will be the same as the total value of the Institutional Class shares of the Old Mutual High Yield Fund that you held immediately prior to the Reorganization, subject to changes in value that may result from how each Fund prices its portfolio securities. The Reorganization is anticipated to be a tax-free transaction, meaning that you should not be required to pay any federal income tax in connection with the Reorganization.  No sales charges or redemption fees will be imposed in connection with the Reorganization and any minimum investment amounts will be waived.

The Board of Trustees of Old Mutual Funds II (the “Old Mutual Fund Board”) has fixed the close of business on November 18, 2011 as the record date (“Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof.  We intend to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about the week of December 5, 2011 to all shareholders entitled to vote at the Meeting.

The Old Mutual Fund Board has approved the Agreement and the Reorganization and has determined that it is in the best interests of the Old Mutual High Yield Fund and its shareholders.

If shareholders of the Old Mutual High Yield Fund do not approve the Reorganization, the Old Mutual Fund Board will consider what further action is appropriate.  Old Mutual has stated that it does not intend to remain in the mutual fund asset management business in the long-term, so the Old Mutual Fund Board would need to seek a new investment adviser for the Old Mutual High Yield Fund, unless the Fund was otherwise merged, reorganized or liquidated.

Additional information about the Funds is available in the:

•	Prospectus for the Old Mutual High Yield Fund;

•	Annual and Semi-Annual Reports to shareholders of the Old Mutual High Yield Fund;

•	Statement of Additional Information (“SAIs”) for the Old Mutual High Yield Fund; and

•	SAI to this Proxy Statement/Prospectus.

These documents are on file with the U.S. Securities and Exchange Commission (the “SEC”).  The prospectus of the Old Mutual High Yield Fund dated July 26, 2011, as amended, is incorporated herein by reference and is legally deemed to be part of this Proxy Statement/Prospectus.  The SAI to this Proxy Statement/Prospectus, dated the same date as this Proxy Statement/Prospectus, also is incorporated by reference and deemed to be part of this document. The Old Mutual High Yield Fund prospectus, the most recent Annual Report to Shareholders, containing audited financial statements for the most recent fiscal year, and the most recent Semi-Annual Report to Shareholders of the Old Mutual High Yield Fund have been previously mailed to shareholders and are available on Old Mutual’s web site at www.oldmutualfunds.com.

Copies of all of these documents are available upon request without charge by visiting, writing to or calling:

For Old Mutual High Yield Fund Documents:	For First Eagle High Yield Fund Documents:
OLD MUTUAL FUNDS	FIRST EAGLE FUNDS
PO Box 219534 Kansas City, Missouri 64121-9534	PO Box 219324 Kansas City, Missouri 64121-9324
1-888-772-2888	1-800-334-2143

You also may view or obtain these documents from the SEC’s Public Reference Room, which is located at 100 F Street, N.E., Washington, D.C. 20549, or from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing to the SEC’s Public Reference Section at 100 F Street, N.E., Washington, D.C. 20549.

These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus.  Any representation to the contrary is a criminal offense.  An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.  You may lose money by investing in the Fund.

i

PROPOSAL:

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION

Summary

           On October 1, 2011, the portfolio managers of the Old Mutual High Yield Fund transitioned from Dwight Asset Management Company, LLC (“Dwight”), to First Eagle Investment Management, LLC (“First Eagle”).  In anticipation of the transition, the Old Mutual Fund Board approved an interim sub-advisory agreement with First Eagle on behalf of the Old Mutual High Yield Fund to maintain continuity of the Fund’s portfolio management.

On September 30, 2011, Old Mutual and First Eagle entered into an agreement whereby Old Mutual agreed to sell certain assets relating to the Old Mutual High Yield Fund, including the Fund’s performance history, to First Eagle in return for a cash payment (the “Transaction”). In connection with the Transaction, Old Mutual requested that the Old Mutual Fund Board approve the transition of the Old Mutual High Yield Fund onto the First Eagle mutual fund platform by transferring the assets and liabilities of the Old Mutual High Yield Fund to the First Eagle High Yield Fund, a newly formed series of First Eagle Funds.  Old Mutual had previously announced that it was planning to exit the mutual fund asset management business.

After multiple meetings with Old Mutual and First Eagle, the Old Mutual Fund Board determined that a transition of the Old Mutual High Yield Fund to the First Eagle mutual fund platform was in the best interests of the shareholders of the Old Mutual High Yield Fund.  The Old Mutual Fund Board unanimously voted to approve the Reorganization and to recommend that shareholders of the Old Mutual High Yield Fund vote “FOR” the Reorganization.

In the Reorganization, the Old Mutual High Yield Fund will transfer its assets and liabilities to the First Eagle High Yield Fund.  The First Eagle High Yield Fund will then issue shares to the Old Mutual High Yield Fund, which will distribute such shares to shareholders of the Old Mutual High Yield Fund. Any shares you own of the Old Mutual High Yield Fund at the time of the Reorganization will be cancelled and you will receive shares of the First Eagle High Yield Fund having an aggregate value equal to the value of your shares of the Old Mutual High Yield Fund, subject to changes in value that may result from how each Fund prices its portfolio securities.  It is expected that no gain or loss will be recognized by any shareholder of the Old Mutual High Yield Fund in connection with the Reorganization, as discussed below under “Federal Income Tax Consequences.” If approved by shareholders and certain other conditions are met, the Reorganization is expected to occur on or about December 30, 2011.

Reasons for the Reorganization

The Old Mutual Fund Board considered the proposed Reorganization and concluded that participation in the proposed Reorganization is in the best interests of the Old Mutual High Yield Fund and its shareholders. In reaching that conclusion, the Old Mutual Fund Board considered, among other things:

(1) there is not expected to be any diminution in the nature, quality and extent of portfolio management services provided to the Old Mutual High Yield Fund and its shareholders as a result of the Reorganization;

(2) the reputation, financial strength and resources of First Eagle;

(3) the First Eagle High Yield Fund has substantially the same investment objective, principal investment strategies and risks as the Old Mutual High Yield Fund;

(4) the portfolio managers currently managing the Old Mutual High Yield Fund will manage the First Eagle High Yield Fund after the Reorganization;

(5) the advisory fees charged by the First Eagle High Yield Fund are the same as the advisory fees charged by the Old Mutual High Yield Fund at current asset levels, although may be higher at higher asset levels, and First Eagle is entitled to reimbursement under its advisory agreement for providing certain administrative services to the First Eagle High Yield Fund for the first two years and thereafter an administrative fee;

1

(6) First Eagle will provide a two-year contractual guaranty that will limit the total annual fund operating expenses of the First Eagle High Yield Fund’s Class I shares to an amount no greater than the Old Mutual High Yield Fund’s total annual fund operating expenses prior to the Reorganization;

(7) the transition from the Old Mutual High Yield Fund’s current service providers to post-Reorganization service providers will not have any foreseeable adverse effect on shareholders;

(8) Old Mutual or its affiliates will bear all expenses arising in connection with the Reorganization except costs incurred in organizing the First Eagle High Yield Fund and registering its shares that will be issued in connection with the Reorganization. Such organizational and registration costs will be borne by the First Eagle High Yield Fund but are expected to be paid by First Eagle pursuant to applicable expense limitations in place for the First Eagle High Yield Fund;

(9) Shareholders are expected to face no adverse federal income tax consequences as a result of the Reorganization; and

(10) First Eagle and Old Mutual have agreed to conduct and use reasonable best efforts to cause their affiliates to conduct their respective businesses in compliance with Section 15(f) of the 1940 Act.

For a more complete discussion of the factors considered by the Old Mutual Fund Board in approving the Reorganization, see the section entitled “Board Considerations” in this Proxy Statement/Prospectus.

The Interim Agreement

In connection with the transfer of the Old Mutual High Yield Fund’s portfolio management team to First Eagle on October 1, 2011, the Old Mutual Fund Board terminated the sub-advisory agreement with the Fund’s former sub-adviser and entered into an interim sub-advisory agreement with First Eagle (the “Interim Agreement”).  The Interim Agreement, which became effective on October 1, 2011, was put in place to maintain continuity of the Fund’s portfolio management and will continue through the closing of the Reorganization. The substantive terms of the Interim Agreement, including fees, are identical to the previous sub-advisory agreement with the Fund’s former sub-adviser, except for the date of the Interim Agreement, the identity of the interim sub-adviser, and certain other terms required by Rule 15a-4 under the 1940 Act.  One of these terms is that all fees may be paid to the interim sub-adviser (First Eagle) only if shareholders approve a contract with the sub-adviser within 150 days of the termination of the previous sub-advisory agreement.  Absent shareholder approval, First Eagle will be entitled to the lesser of its costs incurred in performing the Interim Agreements and the total interim fee.  Approval of the Agreement will be deemed to be approval of an advisory agreement with First Eagle for purposes of paying the sub-advisory fees under the Interim Agreement with First Eagle on behalf of the Old Mutual High Yield Fund covering the period from October 1, 2011 until the Reorganization occurs.

Comparison of Investment Objective and Principal Investment Strategies

The First Eagle High Yield Fund recently was created specifically to acquire assets and assume liabilities of the Old Mutual High Yield Fund in the Reorganization. The First Eagle High Yield Fund has the same investment objective and substantially the same principal investment strategies as the Old Mutual High Yield Fund.  The investment objective of each Fund is to provide investors with a high level of current income.  The Old Mutual High Yield Fund’s investment objective is fundamental, meaning that the objective may not be changed without the approval of a majority of the Fund’s outstanding voting shares.  The First Eagle High Yield Fund’s investment objective can be changed without shareholder approval, although no change is anticipated, and the Fund has a non-fundamental policy that requires shareholders to be notified at least 60 days in advance of any change in investment objective.

Each Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus any borrowings for investment purposes) in high-yield, below investment-grade securities including high-yield corporate bonds and loans, municipal bonds, mortgage-backed and asset backed securities, income-producing convertible securities, and preferred stocks.  Each Fund may invest in unrated securities, including those deemed to be below investment grade by First Eagle, the investment sub-adviser of the Old Mutual High Yield Fund and the investment adviser of the First Eagle High Yield Fund; however, the First Eagle High Yield Fund’s principal

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investment strategies clarify that such unrated securities deemed to be below investment grade will be counted for purposes of the First Eagle High Yield Fund’s policy to invest 80% of its assets in high-yield, below investment-grade securities.  Each Fund has a non-fundamental policy that requires shareholders to be notified a minimum of 60 days in advance of any change in the “80% of net assets” investment policy.

Each Fund may invest its assets in securities of both U.S. and foreign issuers; however, the Old Mutual High Yield Fund’s principal investment strategies limit investments in foreign issuers to a maximum of 30% of the Fund’s assets in U.S. dollar denominated foreign debt obligations.  Each Fund may invest in derivative instruments such as options, futures contracts and options on futures contracts, credit default swaps, and swaps and options on indices and may engage in certain investment techniques which create market exposure, such as dollar rolls.

The Old Mutual High Yield Fund seeks to maintain a minimum average credit quality for its investments at a rating of “B” (or equivalent) or higher from any NRSRO, and its investment duration typically ranges from 75% to 125% of the average duration of the Barclays Capital U.S. Corporate High-Yield Bond Index.  The First Eagle High Yield Fund’s principal investment strategies do not set a minimum average credit quality or target duration for the Fund’s investments.

Comparison of Principal Risks Associated with Investments in the Funds

Like all investments in securities, you risk losing money by investing in either Fund.  As described above, the Old Mutual High Yield Fund and the First Eagle High Yield Fund have the same investment objectives and substantially similar principal investment strategies and invest in substantially the same types of securities.  As a result, the risks associated with an investment in the First Eagle High Yield Fund are substantially similar as the risks associated with an investment in the Old Mutual High Yield Fund.  Because the First Eagle High Yield Fund’s principal investment strategies do not limit the Fund’s investments in foreign securities, the First Eagle High Yield Fund may be subject to a greater degree of foreign securities risk, to the extent so invested.

The principal risks of investing in each Fund are identified below.

Credit Risk.  Each Fund is subject to credit risk.  Credit risk is the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

High Yield Risk.  Each Fund is subject to high yield risk.  Each Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) under normal market conditions in high yield securities (commonly known as “junk bonds”) which may be subject to greater levels of interest rate, credit (including issuer default) and liquidity risk than investment grade securities and may experience extreme price fluctuations.

High Portfolio Turnover Risk.  The Funds’ investment strategies may result in high turnover rates. This may increase the Fund’s brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains, which could cause you to pay higher taxes.

Market Risk.  Each Fund is subject to market risk.  The value of each Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad.

Foreign Investment Risk.  The Old Mutual High Yield Fund may invest up to 30% of its assets in U.S. dollar denominated foreign debt obligations, whereas the First Eagle High Yield Fund has no such limitations and, therefore, may be subject to a greater degree of foreign investment risk.  Foreign investments can be susceptible to less politically and economically stable environments, foreign currency and exchange rate changes, and adverse changes to government regulations.

Convertible Security Risk.  Each Fund is subject to convertible securities risk.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities may gain or lose value due to changes in the issuer’s operating results, financial condition and credit rating and changes in interest rates and other general economic, industry and market conditions.

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Illiquid Investment Risk.  Each Fund is subject to illiquid investments risk.  The market for lower-quality debt securities, including junk bonds, is generally less liquid than the market for higher-quality debt securities. Holding illiquid securities restricts or otherwise limits the ability for the Fund to freely dispose of its investments for specific periods of time. The Fund might not be able to sell illiquid securities at its desired price or time.

Interest Rate Risk.  Each Fund is subject to interest rate risk.  Fluctuations in interest rates will affect the value of the Fund. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values. Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations.

Prepayment Risk. Each Fund is subject to prepayment risk.  This risk relates primarily to mortgage-backed securities. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through to prepay the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the returns to any fund invested in mortgage-backed securities.

Changes in Debt Ratings.  Each Fund is subject to the risks associated with changes in credit ratings.  If a rating agency gives a debt security a lower rating, the value of the security may decline because investors may demand a higher rate of return.

Derivatives Risk.  Each Fund is subject to derivatives risk.  Futures contracts or other “derivatives,” including hedging strategies, present risks related to their significant price volatility and risk of default by the counterparty to the contract.

Comparison of Fundamental and Non-Fundamental Investment Restrictions

This section summarizes certain differences between the fundamental and non-fundamental investment restrictions of the Old Mutual High Yield Fund and those of the First Eagle High Yield Fund.  Fundamental investment restrictions of a fund cannot be changed without shareholder approval. Non-fundamental investment restrictions of a fund can be changed by a fund’s board of trustees.

The 1940 Act requires and each Fund has fundamental investment restrictions relating to diversification, borrowing, issuing senior securities, underwriting, investing in real estate, investing in physical commodities, making loans, and concentrating in particular industries.  The Old Mutual High Yield Fund and the First Eagle High Yield Fund generally have similar fundamental investment restrictions.  Differences between the fundamental investment restrictions of the Funds are highlighted below and further described in Exhibit A of this Proxy Statement/Prospectus.

Fundamental Investment Restrictions:

Diversification and Issuer Concentration:
Each Fund has a similar fundamental investment restriction that requires the Fund to invest in a manner consistent with its classification as a “diversified” fund.  A “diversified fund” is one in which, with respect to 75% of its total assets, (i) not more than 5% of the fund’s total assets are invested in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities issued by other investment companies), and (ii) the fund does not hold more than 10% of the outstanding voting securities of any one issuer.

Borrowing:
Each Fund has substantially the same fundamental investment restriction limiting the Fund’s ability to borrow money to the extent permitted by the 1940 Act, any rule, regulation or order under the 1940 Act, or any SEC staff interpretation thereof.  Each Fund’s restriction effectively permits the Fund to borrow amounts up to 33 1/3% of its total assets.  However, the Funds’ non-fundamental policies on borrowing do differ, as noted below.

Issuing Senior Securities:
Each Fund has substantially the same fundamental investment restriction prohibiting the issuance of senior

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securities, except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act, or any SEC staff interpretation thereof.  The 1940 Act defines a “senior security” as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.

Underwriting:
Each Fund has substantially the same fundamental investment restriction limiting the Fund’s ability to underwrite securities of other companies, but does not prevent the Fund from engaging in transactions involving the acquisition, disposition, or resale of its portfolio securities.

Industry Concentration:
Each Fund has substantially the same fundamental investment restriction limiting the Fund’s ability to invest more than 25% of its net assets in a single industry or group of industries.  Each Fund’s restriction specifies that it does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments, or (iii) repurchase agreements collateralized by such obligations.

Investing in Real Estate:
Each Fund has substantially the same fundamental investment restriction limiting the Fund’s ability to invest directly in real estate.  Each Fund’s restriction specifies that it does not prevent the Fund from investing in issuers that  invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

Investing in Physical Commodities:
Each Fund has a similar fundamental investment restriction that prohibits the Fund from purchasing or selling physical commodities. The Funds’ restrictions do not prevent the Funds from holding and selling physical commodities acquired as a result of ownership of securities or other instruments, investing in securities that are backed by physical commodities, or engaging in transactions involving futures or options on physical commodities.  In addition, First Eagle High Yield Fund’s restriction does not prevent the Fund from purchasing or selling precious metals directly or purchasing or selling precious metal commodity contracts or options on such contracts.

Lending:
Each Fund has a similar fundamental investment restriction that prohibits the Fund from making personal loans or loans of its assets to persons who control or are under common control with the Fund, except as permitted under the 1940 Act, any rule, regulation or order under the 1940 Act, or any SEC Staff interpretation thereof.

Investing in Other Investment Companies:
The Old Mutual High Yield Fund has a fundamental investment restriction that states that the Fund may, notwithstanding any other fundamental investment restriction or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.  When a fund invests in another investment company, the fund bears its own fees and indirectly bears its proportionate share of the operating expenses of such investment company.  The First Eagle High Yield Fund does not have a similar restriction, although neither Fund has any present intention to invest all of its assets in another investment company.

Non-Fundamental Investment Restrictions

Illiquid Securities:
The Old Mutual High Yield Fund has a non-fundamental investment restriction that limits the Fund’s investments in illiquid securities to 15% of the value of its net assets.  The First Eagle High Yield Fund does not have a similar non-fundamental investment restriction, but follows the SEC’s guidance to limit its investments in illiquid securities to no more than 15% of the Fund’s assets.

Borrowing
Each Fund has a non-fundamental investment clarifying that the Fund may not borrow money in an amount  exceeding 33⅓% of its total assets (including the amount borrowed) less liabilities (other than borrowings), and that the Fund may not purchase additional securities when borrowings exceed 5% of the its total assets.  Each Fund’s

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non-fundamental investment restriction does permit borrowing for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes.   However, the non-fundamental investment restrictions of the Funds differ in that the First Eagle High Yield Fund’s restriction permits borrowing as a means to incur leverage, whereas the Old Mutual High Yield Fund’s restriction prohibits the Fund from borrowing to incur leverage.

Investing in Other Investment Companies:
The Old Mutual High Yield Fund has a non-fundamental investment restriction limiting the Fund’s ability to invest in other investment companies except, that the Funds may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act; (ii) invest its assets in securities of other affiliated or unaffiliated money market funds as permitted by Rule 12d1-1 under the 1940 Act; and (iii) lend money to other affiliated Funds subject to the terms and  conditions of any exemptive orders issued by the SEC on which such Fund may rely.  The First Eagle High Yield Fund does not have a similar restriction but is subject to the limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC.

The Old Mutual High Yield Fund and the First Eagle High Yield Fund may be subject to other investment restrictions that are not identified above. The full list of the Old Mutual High Yield Fund's investment restrictions may be found in its SAI and the First Eagle High Yield Fund's investment restrictions may be found in the SAI related to this Joint Proxy Statement/Prospectus.

Comparison of Fees and Expenses

The following table compares the shareholder fees and annual operating expenses, expressed as a percentage of net assets (“expense ratios”), of the Old Mutual High Yield Fund with the shareholder fees and pro forma expense ratios of the First Eagle High Yield Fund.  Pro forma expense ratios of the First Eagle High Yield Fund give effect to the Reorganization. The pro forma expense ratios shown project anticipated expenses but actual expenses may be greater or less than those shown.

Expense Tables:

	Old Mutual High Yield Fund (Target Fund)	First Eagle High Yield Fund after Transaction with the Target Fund (pro forma combined)
	Institutional Class	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Maximum Deferred Sales (Load) (as a % of original purchase price)	None	None
Redemption/ Exchange Fee (as a % of amount redeemed or exchanged)	2.00%	None
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.51%	0.55%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.22% 1	1.26%
Fee Waiver and/or Expense Reimbursement	(0.41%)	(0.45%) 4
Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement	0.81% 2	0.81%

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________________

1.
Total Annual Fund Operating Expenses do not correlate to the Ratio of Gross Expenses to Average Net Assets of the Old Mutual High Yield Fund stated in the Old Mutual High Yield Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

2.
These are the expenses you should expect to pay as an investor in the Old Mutual High Yield Fund as a result of Old Mutual’s contractual agreement to waive through December 31, 2012 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses do not exceed 0.80% for Institutional Class shares of the Fund.  The expense limitation agreement cannot be terminated before December 31, 2012, and may be amended or continued beyond December 31, 2012 by written agreement of the parties.  The expense limitation excludes certain expenses which are described further in the “Comparison of Fees and Expenses – Expense Limitation Arrangements” section of this Proxy Statement/Prospectus.

3.
The percentages shown are based on anticipated expenses of the First Eagle High Yield Fund for the current fiscal year.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.

4.
Effective upon closing of the Reorganization, First Eagle has contractually agreed to waive its management fee and/or reimburse expenses, as allowed by law, so that the total annual operating expenses (excluding certain items) of Class I shares do not exceed 0.80% until at least December 31, 2013.  The expense limitation excludes certain expenses which are described further in the “Comparison of Fees and Expenses – Expense Limitation Arrangements” section of this Proxy Statement/Prospectus.

Expense Example

This example is intended to help you compare the costs of investing in the Old Mutual High Yield Fund and the First Eagle High Yield Fund with the cost of investing in other mutual funds.  Pro forma combined costs of investing in the First Eagle High Yield Fund after giving effect to the reorganization of the Old Mutual High Yield Fund into the First Eagle High Yield Fund are also provided.  All costs are based upon the information set forth in the fee table above.

The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses that you would pay if you redeem all of your shares at the end of those time periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.

The Example reflects current fee waivers and expense reimbursements for the first year for the Old Mutual High Yield Fund and the first two years for the First Eagle High Yield Fund.  Old Mutual has contractually agreed to waive all or a portion of the Old Mutual High Yield Fund's management fees or reimburse other expenses of the Fund through December 31, 2012.  First Eagle has contractually agreed to waive advisory fees and/or reimburse expenses until at least December 31, 2013.  Accordingly, the fee waivers and/or expense reimbursements applicable to the First Eagle High Yield Fund are not reflected in years three through ten of the table.  Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	With Redemption				Without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Old Mutual High Yield Fund
Institutional Class	$83	$347	$631	$1,441	$83	$347	$631	$1,441
Pro Forma First Eagle High Yield Fund
Class I	$82	$306	$601	$1,439	$82	$306	$601	$1,439

The Example is not a representation of past or future expenses.  Each Fund’s actual expenses, and an investor’s direct and indirect expenses, may be more or less than those shown.  The table and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds.  The 5%

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annual return is not a prediction of and does not represent the Old Mutual High Yield Fund’s or the First Eagle High Yield Fund’s projected or actual performance.

For further discussion regarding the Old Mutual Fund Board’s consideration of the fees and expenses of the Funds in approving the Reorganization, see the section entitled “Board Considerations” in this Proxy Statement/Prospectus.

Expense Limitation Arrangements.  Old Mutual has contractually agreed to waive all or a portion of the Old Mutual High Yield Fund’s management fees and/or reimburse other expenses of the Old Mutual High Yield Fund so that the Fund’s total annual fund operating expenses do not exceed 0.80% of daily net assets (the “Old Mutual Expense Cap”).  This contract will expire on December 31, 2012, unless extended by Old Mutual, and excludes interest, taxes, brokerage costs and commissions, dividends on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.  First Eagle has contractually agreed to waive all or a portion of the First Eagle High Yield Fund’s advisory fees and/or reimburse expenses of the Fund so that the First Eagle High Yield Fund’s total annual fund operating expenses as to its Class I shares do not exceed 0.80% of daily net assets.  This contract will expire on December 31, 2013, unless extended by First Eagle, and excludes interest taxes, dividend expenses, borrowing costs, “Acquired Fund Fees and Expenses,” interest expense relating to short sales and extraordinary expenses.

The Old Mutual High Yield Fund’s expense limitation arrangement entitles Old Mutual to be reimbursed by the Fund for any management fees Old Mutual waives or Fund expenses that Old Mutual reimburses in any year where the Fund’s operating expenses are below the agreed upon expense cap and certain other conditions are met, including that the reimbursement is made within three years of such waiver or reimbursement.  The First Eagle High Yield Fund’s expense limitation arrangement contains a similar reimbursement right.  However, First Eagle will not be entitled to reimbursement of any amounts waived or reimbursed by Old Mutual prior to the Reorganization.

Portfolio Turnover:

Each Fund pays transaction costs, such as commissions, mark-ups or mark-downs, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Fund’s performance.  During the most recent fiscal year, the Old Mutual High Yield Fund’s portfolio turnover rate was 145.96 % of the average value of its portfolio.

 Comparison of Performance Information

The First Eagle High Yield Fund does not have any operating history or performance information, and it is expected that upon completion of the proposed Reorganization, the First Eagle High Yield Fund will adopt as its own the historical performance information of the Old Mutual High Yield Fund.

Comparison of Investment Advisers, Sub-Advisers and Distributors

Old Mutual High Yield Fund’s Adviser and Distributor.  Old Mutual serves as the investment adviser and administrator of the Old Mutual High Yield Fund.  Old Mutual Investment Partners, an affiliate of Old Mutual, serves as the Old Mutual High Yield Funds’ underwriter.  Old Mutual is located at 4643 S. Ulster Street, Suite 700, Denver, Colorado 80237 and Old Mutual Investment Partners is located at 200 Clarendon Street, 53rd Floor, Boston, Massachusetts  02116.  Both Old Mutual and Old Mutual Investment Partners are indirect, wholly owned subsidiaries of Old Mutual, plc, an international financial services firm based in London, England.  As of August 31, 2011, Old Mutual had approximately $2.1 billion of mutual fund assets under management or supervision.

           Old Mutual High Yield Fund’s Sub-Adviser.   Old Mutual employs First Eagle as a sub-adviser to provide portfolio management services to the Old Mutual High Yield Fund.  As sub-adviser, First Eagle is overseen by Old Mutual and ultimately by the Old Mutual Fund Board.  Additional information about First Eagle is provided below.

First Eagle High Yield Fund’s Adviser and Distributor. First Eagle serves as the investment adviser of the First Eagle High Yield Fund.  FEF Distributors, LLC (“FEF Distributors”), serves at the First Eagle High Yield

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Fund’s underwriter. Both First Eagle and FEF Distributors are located at 1345 Avenue of the Americas, New York, New York 10105.  First Eagle is a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc., a privately owned holding company organized under the laws of the state of Delaware.  FEF Distributors is a wholly owned subsidiary or First Eagle. As of August 31, 2011, First Eagle had approximately $60 billion of mutual fund assets under management or supervision.

Advisory Agreements.  Except as described below, there are no material differences between the terms of the investment advisory agreement between First Eagle and the First Eagle High Yield Fund and the terms of the current advisory agreement between Old Mutual and the Old Mutual High Yield Fund.

Advisory Agreements.  Except as described below, there are no material differences between the terms of the investment advisory agreement between First Eagle and the First Eagle High Yield Fund (the “First Eagle Advisory Agreement”) and the terms of the current advisory agreement between Old Mutual and the Old Mutual High Yield Fund (the “Old Mutual Advisory Agreement”).  Both First Eagle and Old Mutual are responsible for continuously reviewing, supervising and administering the investment programs of the Fund for which they act as investment adviser and also ensuring compliance with such Fund’s investment policies and guidelines.

Fees.  Pursuant to the First Eagle Advisory Agreement and Old Mutual Advisory Agreement, each of First Eagle and Old Mutual, respectively, is entitled to receive a fee with respect to the average daily net assets of the Fund for which it acts as investment adviser, which is computed and paid monthly.  The advisory fees payable to First Eagle with respect to the First Eagle High Yield Fund and to Old Mutual with respect to the Old Mutual High Yield Fund are set forth in the table below.

Old Mutual High Yield Fund	First Eagle High Yield Fund
0.70% on $0 to less than $500 million; 0.675% on $500 million to less than $1.0 billion; and 0.65% on $1.0 billion or greater	0.70% on all assets

Administrative Services and Fees.  In addition to providing advisory services to the Old Mutual High Yield Fund, Old Mutual provides administrative services under the Old Mutual Advisory Agreement.  These administrative services include, among others, overseeing the administration of the Old Mutual High Yield Fund’s business and affairs, assisting the Old Mutual High Yield Fund in selecting, coordinating the activities of, supervising and acting as liaison with any other person or agent engaged by the Old Mutual High Yield Fund, assisting in developing, reviewing, maintaining and monitoring the effectiveness of the Old Mutual High Yield Fund’s accounting policies and procedures, assisting in developing, implementing and monitoring the Old Mutual High Yield Fund’s use of automated systems for purchase, sale, redemption and transfer of fund shares and the payment of sales charges and services fees and responding to all inquiries from the Old Mutual High Yield Fund’s shareholders or otherwise answering communications from such shareholders if such inquiries or communications are directed to Old Mutual. The advisory fee received by Old Mutual from the Old Mutual High Yield Fund includes compensation for these administrative services.

The First Eagle Advisory Agreement provides that First Eagle may perform certain administrative, accounting, operations, compliance and other services on behalf of the First Eagle High Yield Fund and the First Eagle High Yield Fund will reimburse First Eagle for costs (including personnel, compensation, overhead and other costs) related to those services.  These reimbursements may not exceed an annual rate of 0.05% of the value of the First Eagle High Yield Fund’s average daily net assets, subject to any expense limitations.  After December 31, 2013, the First Eagle High Yield Fund will no longer reimburse these costs and instead will pay a fixed administrative services fee to First Eagle as an annual rate of 0.05% of the value of the Fund’s average daily net assets.

Comparison of Portfolio Managers

The First Eagle High Yield Fund will be managed by same portfolio management team at First Eagle that currently manage the Old Mutual High Yield Fund, through First Eagle’s role as sub-adviser to the Old Mutual High Yield Fund, according to substantially the same investment objective and principal investment strategies as the Old

9

Mutual High Yield Fund.  As a result, the portfolio holdings of the Old Mutual High Yield Fund are not expected to change as a direct result of the Reorganization.  A description of the employment history of the portfolio managers for the Funds is included in the Old Mutual High Yield Fund’s prospectus, which is incorporated herein by reference.

Comparison of Other Service Providers

The following table identifies the principal service providers that service the Old Mutual High Yield Fund and the First Eagle High Yield Fund:

	Old Mutual High Yield Fund	First Eagle High Yield Fund
Accounting Services/Administrator:	Old Mutual Capital, Inc.	State Street Bank and Trust Company/ First Eagle

Sub-Administrator	The Bank of New York Mellon	None

Transfer Agent:	DST Systems, Inc.	DST Systems, Inc.

Custodian:	The Bank of New York Mellon	State Street Bank and Trust Company

Auditor:	PricewaterhouseCoopers, LLP	PricewaterhouseCoopers, LLP

Comparison of Share Classes and Distribution Arrangements

Shares of the Old Mutual High Yield Fund will be reorganized into Class I shares of the First Eagle High Yield Fund, which are described below.  The following section describes the different distribution arrangements and eligibility requirements among the share classes of the Funds.

Distribution Arrangements.  As noted above, Old Mutual Investment Partners is the distributor and principal underwriter for the Old Mutual High Yield Fund’s shares, and FEF Distributors is the distributor and principal underwriter of the First Eagle High Yield Fund’s shares.  Old Mutual Investment Partners and FEF Distributors offer shares of the Old Mutual High Yield Fund and the First Eagle High Yield Fund, respectively, on a continuous basis directly and through authorized financial intermediaries.  Old Mutual Investment Partners and FEF Distributors are registered broker-dealers and members of the Financial Industry Regulatory Authority, Inc.

           Class Structure.  The Old Mutual High Yield Fund offers one class of shares, designated as Institutional Class shares.  The First Eagle High Yield Fund offers three classes of shares, designated as Class A shares, Class C shares, and Class I shares.  Old Mutual High Yield Fund shareholders will receive Class I shares of the First Eagle High Yield Fund in connection with the Reorganization and, therefore, Class A and Class C shares of the First Eagle High Yield Fund are not discussed in this Proxy Statement/Prospectus.

Eligibility Requirements.  Institutional Class shares of the Old Mutual High Yield Fund are available for purchase by the following categories of eligible investors and require a minimum initial investment of at least $1 million: (i) a bank, trust company, or other type of depository institution purchasing shares for its own account; (ii) an insurance company, registered investment company, endowment, or foundation purchasing shares for its own account; (iii) pension or profit sharing plans or the custodian for such a plan; and (iv) qualified or non-qualified employee benefit plans.  Other institutional investors may be eligible to purchase Institutional Class shares at the discretion of Old Mutual. Eligible investors may purchase Institutional Class shares with a minimum initial investment of $100,000 in a Fund, provided they sign a Letter of Intent committing them to increase that investment to a minimum investment of $1 million in that Fund within twelve months.  The Old Mutual High Yield Fund reserve the right to close the  Institutional Class accounts that do not meet the investment minimum, unless solely as a result of depreciation in share value.  Registered investment companies advised by Old Mutual are not subject to the Institutional Class investment minimums.

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Class I shares of the First Eagle High Yield Fund also require a minimum initial investment of at least $1 million, although the minimum may be waived for Class I shares for sponsors of 401(k) plans and wrap fee programs if approved by FEF Distributors. Accordingly, Class I shares of the First Eagle High Yield Fund are available for purchase by retail investors through a fee-based program with their investment adviser or broker dealer, through a 401(k) plan in which they participate, or, for certain institutional investors, through direct purchases from FEF Distributors in quantities of $1 million or more.  Authorized dealers and financial services firms may impose a charge for handling purchase transactions and may have particular requirements concerning purchases.

Sales Charges and Distribution Fees. Institutional Class shares of the Old Mutual High Yield Fund and Class I shares of the First Eagle High Yield are offered at NAV, without initial sales charges, contingent deferred sales charges, or distribution (12b-1) fees.  You will not pay an initial sales charge and you will not be charged a CDSC on shares of the First Eagle High Yield Fund that you receive in connection with the Reorganization.

Additional information about the distribution arrangements and eligibility requirements to purchase Institutional Class shares of the Old Mutual High Yield Fund is available in the prospectus of the Old Mutual High Yield Fund, which is incorporated herein by reference.  Additional information about the distribution arrangements, class structure, eligibility requirements, sales charges, and distribution plans of the First Eagle High Yield Fund is available in Exhibit B of this Proxy Statement/Prospectus.

Comparison of Purchase and Redemption Procedures

Purchase Procedures.  The Old Mutual High Yield Fund and the First Eagle High Yield Fund each offer shares through their respective distributor on a continuous basis.  Institutional Class shares of the Old Mutual High Yield Fund may be purchased through select broker-dealers and other financial institutions authorized to sell shares of the Fund or through the Fund’s transfer agent.  Class I shares of the First Eagle Fund may be purchased through authorized dealers or through the Fund’s distributor, FEF Distributors.  The purchase price of each share of the Old Mutual High Yield Fund and the First Eagle High Yield Fund is the NAV next determined after the order is received in good order by the Old Mutual High Yield Fund or First Eagle High Yield Fund or their respective agent.

Additional information regarding the purchase procedures of the Old Mutual High Yield Fund is available in the Fund’s prospectus, which is incorporated herein by reference. Additional information regarding the purchase procedures of the First Eagle High Yield Fund is available in Exhibit B of this Proxy Statement/Prospectus.

Investment Minimums.  The Old Mutual High Yield Fund and the First Eagle High Yield Fund have established minimum investment amounts for Institutional Class shares and Class I shares, respectively.  The investment minimums required to purchase Class I shares of the First Eagle High Yield Fund will be waived in connection with the Reorganization for any Old Mutual High Yield Fund shareholder whose account balance is less than the required minimum.  The following table shows the investment minimums for Institutional Class shares of the Old Mutual High Yield Fund and Class I shares of the First Eagle High Yield Fund.

Old Mutual High Yield Fund Institutional Class		First Eagle High Yield Fund Class I
Initial Investment	Additional Investment	Initial Investment	Additional Investment
$1 million1, 2	No minimum	$1 million3	$100

1      Eligible investors may also purchase Institutional Class shares with a minimum initial investment of $100,000 in the Fund, provided they sign a letter of intent committing them to increase that investment to a minimum investment of $1 million in the Fund within twelve months.

2      Registered investment companies advised by Old Mutual are not subject to the Old Mutual Funds’ Institutional Class investment minimums.

3      The current aggregate net asset value of a shareholder’s accounts in the First Eagle High Yield Fund may qualify for purposes of meeting the initial minimum investment amount for Class I shares of the Fund. The minimum may be waived for Class I shares for sponsors of 401(k) plans and wrap fee programs if approved by FEF Distributors. The minimum also will be waived for certain legacy investors who were invested in the Old Mutual High Yield Fund.

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Redemption Procedures.  Shares of each Fund may be redeemed on any day the NYSE is open for business.  Redemption requests received by a Fund in good order by the Fund’s transfer agent or by a financial intermediary authorized to accept redemption orders on behalf of the Fund prior to the close of regular trading on the NYSE (normally 4 p.m. Eastern time) will be effected at the NAV per share determined on that day.  Redemption requests received after the close of regular trading on the NYSE will be effected at the Fund’s next calculated NAV.

           Shareholders of the Old Mutual High Yield Fund may redeem shares by contacting the broker-dealer or other financial institution at which the shareholder maintains an account.  Shareholders of the Old Mutual High Yield Fund may redeem shares by telephone, by mail, by wire, by ACH, through a systematic withdrawal plan, or via the Internet.  Shareholders of the First Eagle High Yield Fund may redeem their shares through their authorized dealer or through FEF Distributors.  Shareholders of the First Eagle High Yield Fund may redeem shares by telephone, by mail, by wire, by ACH, or through a systematic withdrawal plan.

Generally, both the Old Mutual High Yield Fund and the First Eagle High Yield Fund forward redemption proceeds as promptly as possible and, in any event, within seven days after the redemption order is received, provided that redemption proceeds for shares purchased by check or by ACH, as applicable, will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days from the date of purchase.

The Old Mutual Funds may impose an annual $12.00 minimum account balance charge if the value of a shareholder’s account drops below $1,000. This fee does not apply to systematic investment plans or shareholders who consent to receive account statements and regulatory filings electronically. The shareholder will be allowed at least 60 days, after notice from the Old Mutual Funds, to make an additional investment to bring the account value up to at least $1,000 before the annual $12.00 minimum account fee is charged. The applicable minimum account charge will be imposed annually on any such account until the account is brought up to at least $1,000. For non-retirement accounts, if the value of a shareholder’s investment in a Fund falls below $500, the Old Mutual Funds may redeem the shares in the account and mail the proceeds to the shareholder. The shareholder will be provided 60 days’ prior notice of such redemption; the shares will not be redeemed if the shareholder purchases additional shares during the notice period to bring the account balance to at least $500.

The First Eagle High Yield Fund reserves the right to redeem shares in a Class I account if the value of the account drops below $100,000.  However, shareholders of the First Eagle High Yield Fund will have at least 30 days to make an additional investment to bring the account value to the stated minimum before the redemption is processed.

Redemption Fees. The Old Mutual High Yield Fund charges a 2.00% redemption/exchange fee on total redemption proceeds of any shareholder redeeming or exchanging shares within ten days of purchase.  In determining how long shares of a Fund have been held, Old Mutual assumes that shares held by the investor for the longest period of time will be sold first.  The stated purpose of the redemption fee is to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements, to help minimize the impact the redemption or exchange may have on the performance of a Fund, to facilitate Fund management, and to offset certain transaction costs and other expenses a Fund incurs because of the redemption or exchange.  For certain transactions listed in the Old Mutual Funds’ prospectuses the redemption fee is waived.  The Fund will retain the redemption fee for the benefit of non-redeeming shareholders.  The First Eagle High Yield Fund, in contrast, does not charge a redemption or exchange fee.

Additional information relating to redemption fees of the Old Mutual High Yield Fund is available in its prospectus, which is incorporated by reference. Additional information relating to redemption fees of the First Eagle High Yield Fund is available in Exhibit B to this Proxy Statement/Prospectus.

Comparison of Exchange Privileges

Institutional Class shares of the Old Mutual High Yield Fund may generally be exchanged for Institutional Class shares of another Old Mutual Fund at their respective NAVs.  The minimum investment requirements and redemption fees, as stated above, also apply to exchanges.  Shareholders of the Old Mutual High Yield Fund seeking to exchange their shares are subject to the exchange policies of the Old Mutual Fund into which they are seeking to

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exchange.  In addition, the Old Mutual Fund into which a shareholder is seeking to exchange may have different investment objectives, principal investment strategies, risks, fees and other features of which shareholders should be aware before making an exchange. Additional information regarding the Old Mutual High Yield Fund’s exchange privileges is available in its prospectus, which is incorporated herein by reference.

To deter excessive short term trading activity by shareholders of the Old Mutual High Yield Fund, shareholders are generally limited to four exchanges out of an Old Mutual Fund per calendar year.  The Funds’ exchange limits and excessive trading policies do not apply to certain transactions.  The Old Mutual High Yield Fund reserves the right to reject or limit any order to purchase shares through exchange when they believe it is in the best interests of such Fund.  A further description of the Old Mutual High Yield Fund’s policies related to deterring excessive short-term trading activity can be found in its prospectuses.

Class I shares of the First Eagle High Yield Fund may be exchanged for Class I shares of the First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund, or for Class Y shares of the First Eagle Fund of America (if you are eligible) or Class A shares (if you are not eligible to invest in Class Y shares), at their respective NAVs.  There is no charge for the exchange privilege; however, exchanging shareholders may be subject to different fees (includes fees charged on redemption of your shares), expenses and investment risks when you make an exchange, you should carefully review the description of the Fund into which you plan to exchange.  Additional information regarding the First Eagle High Yield Fund’s exchange privileges is available in Exhibit B to this Proxy Statement/Prospectus.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.

Comparison of Dividend and Distribution Policies and Fiscal Year

Dividend and Distribution Policies.  The Old Mutual High Yield Fund and the First Eagle High Yield Fund have the similar policies regarding the payment of dividends and distributions.  The Old Mutual High Yield Fund pays dividends from net investment income monthly and pays distributions from its net realized capital gains at least annually, if available.  The First Eagle High Yield Fund has a policy to make periodic distributions of net investment income and net realized capital gains, if any, but does not specify monthly distributions.  Each Fund’s dividends and distributions will be reinvested in additional shares of the Fund, unless you instruct the Fund otherwise.  Additional information regarding the dividend and distribution policies of the Old Mutual High Yield Fund is available in its prospectus. Additional information regarding the dividend and distribution policies of the First Eagle High Yield Fund is available in Exhibit B.

Fiscal Year.  Each Fund’s fiscal year ends on March 31. It is anticipated that the First Eagle High Yield Fund may change its fiscal year end following the consummation of the Reorganization to avoid administrative and accounting complexities. As a result, the First Eagle High Yield Fund may deliver annual and semi-annual shareholder reports and updated prospectuses at a different time of the year than the Old Mutual High Yield Fund delivered this information.

Comparison of Business Structures, Shareholder Rights and Applicable Law

The following is a discussion of certain important provisions of the governing instruments and governing laws of the Old Mutual High Yield Fund and the First Eagle High Yield Fund, but is not a complete description thereof. Further information about each Fund’s governance structure is contained in the Fund’s SAI and its governing documents, which are on file with the SEC.

Shares. When issued and paid for in accordance with the prospectus, shares of both the Old Mutual High Yield Fund and the First Eagle High Yield Fund are fully paid and non-assessable, have no preemptive or subscription rights and are freely transferable. Each share of both the Old Mutual High Yield Fund and the First Eagle High Yield Fund represents an equal interest in such Fund. Shares of each Fund are entitled to receive their pro rata share of distributions of income and capital gains, if any, made with respect to that Fund as are declared by its Board, although such distributions may vary in amount among the classes of a Fund to reflect class-specific

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expenses. Such distributions may be in cash, in kind or in additional Fund shares. In any liquidation of the Old Mutual High Yield Fund or the First Eagle High Yield Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of the Fund, after satisfaction of all outstanding liabilities and expenses of the Fund.

Organization and Governing Law.  The Old Mutual High Yield Fund and the First Eagle High Yield Fund are each organized as a series of a Delaware statutory trust pursuant to the Delaware Statutory Trust Act.  Each Fund is governed by its Declaration of Trust (a “Declaration”) and its By-Laws, both as amended, restated or supplemented from time to time, and its business and affairs are managed under the supervision of its Board of Trustees.  Each Fund is subject to the federal securities laws, including the 1940 Act, and the rules and regulations promulgated by the SEC thereunder.

Shareholder Meetings and Rights of Shareholders to Call a Meeting.  The Old Mutual High Yield Fund and the First Eagle High Yield Fund are not required to hold annual shareholders’ meetings under the Delaware Statutory Trust Act, or their respective Declarations or By-Laws.

The governing instruments of the Old Mutual High Yield Fund generally provide that special meetings of shareholders may be called for any purpose at any time by a majority of the Trustees. The governing instruments of the First Eagle High Yield Fund generally provide that a meeting of shareholders may be called at any time by the Trustees or by the President. The First Eagle High Yield Fund also provides that a special meeting of shareholders may be called for the purpose of voting on the removal of any Trustee upon the request of shareholders owning at least 10% of the outstanding shares entitled to vote.

Submission of Shareholder Proposals.  The First Eagle High Yield Fund does not have provisions in its governing instruments requiring that a shareholder provide notice to the First Eagle High Yield Fund in advance of a shareholder meeting to enable the shareholder to present a proposal at such meeting, although the federal securities laws, which apply to all of the Funds, require that certain conditions be met to present any proposals at shareholder meetings, as described below under “Shareholder Proposals.”  The By-Laws of the Old Mutual High Yield Fund require that certain conditions be met to present any shareholder proposals at a meeting of shareholders, including that notice be given to the Fund in advance of the shareholder meeting.

Quorum.  For both the Old Mutual High Yield Fund and the First Eagle High Yield Fund, a quorum will exist if shareholders of one-third of the outstanding shares entitled to vote of the Fund are present at the meeting in person or by proxy.

Number of Votes.    The governing instruments of both the Old Mutual High Yield Fund and the First Eagle High Yield Fund provide that each shareholder is entitled to one vote for each dollar (and each fractional dollar thereof) of NAV for each share that they hold. Neither the Old Mutual High Yield Fund’s governing instruments nor the First Eagle High Yield Fund’s governing instruments provide for cumulative voting.

Right to Vote.  The 1940 Act provides that shareholders of each Fund have the power to vote with respect to certain matters:  specifically, for the election of Trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, objectives or restrictions deemed to be fundamental.  Shareholders of each Fund also have the right to vote on certain matters affecting the Fund or a particular share class thereof under their respective governing instruments and applicable state law.  The following summarizes the matters on which Fund shareholders have a right to vote as well as the minimum shareholder vote required to approve the matter.  For  matters on which shareholders of a Fund do not have a right to vote, the Trustees of the Fund may nonetheless determine to submit the matter to shareholders for approval.  If an approval is required by the 1940 Act, then, except for the election of trustees, the vote required by the 1940 Act is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote.

Election and Removal of Directors/Trustees.  The shareholders of the Funds are entitled to vote for the election and the removal of Trustees. For each Fund, Trustees are elected by a plurality vote (i.e., the nominees receiving the greatest number of votes are elected).  For the Old Mutual High Yield Fund, any trustee may be

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removed by a vote of two-thirds of the outstanding shares of the Trust. For the First Eagle High Yield Fund, any trustee may be removed by a majority vote of the outstanding shares of the Trust as defined in the 1940 Act.

Amendment of Governing Instruments.  Generally, the Trustees of each Fund have the right to amend, from time to time, the Declaration and By-Laws for the Funds. Shareholders of the Old Mutual High Yield Fund have the right to vote on any amendments to the Declaration that would amend their voting powers. Any such amendment requires the vote of a majority of the outstanding shares entitled to vote.  In addition, shareholders of the Old Mutual High Yield Fund also have the right to vote on any amendments to the Declaration that would reduce their rights to indemnification as shareholders. Any such amendment requires the vote of two-thirds of the outstanding shares entitled to vote. For the First Eagle High Yield Fund, shareholders have the right to vote on any amendment to the Declaration that would amend their voting powers.

Mergers and Reorganizations.  The governing instruments of the Old Mutual High Yield Fund provide that a merger, consolidation or other reorganization of the Old Mutual High Yield Fund (other than primarily for the purpose of changing domicile or form of organization) requires the approval of the holders of a majority of the shares cast, if a quorum is present. The Declaration of the First Eagle High Yield Fund provides that any merger, consolidation or other reorganization of the Fund only requires the approval of the Trustees and not shareholders unless required by applicable law.

Liquidation of a Fund.  The governing instruments of the Old Mutual High Yield Fund provide that a liquidation of the Fund (other than primarily for the purpose of changing domicile or form of organization) requires the approval of the holders of a majority of the shares cast when there are more than 100 shareholders of the Old Mutual High Yield Fund. The Declaration of the First Eagle High Yield Fund provides that the Fund may be liquidated by the vote of a majority of shares entitled to vote, or by the Trustees by written notice to the shareholders of the Fund.

Indemnification.  The governing instruments of the Old Mutual High Yield Fund generally require the Funds to indemnify each of its Trustees, officers, employees and agents (“Covered Persons”) against all liabilities and expenses incurred by such Covered Person in connection with any proceeding to which such person is made a party or is threatened to be made a party by reason  of the fact that such person is a Covered Person, except with respect to any matter to which it has been determined that (i) such Covered Person did not act in good faith in the reasonable belief that his or her actions were in or not opposed to the best interests of the Old Mutual High Yield Fund; (ii) the liability arose from such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office or the discharge of his or her functions (“Disqualifying Conduct”); or (iii) for a criminal proceeding, such Covered Person had reasonable cause to believe that his or her conduct was unlawful.

The Declaration of the First Eagle High Yield Fund generally provides for the indemnification of each of its Trustees, officers, employees and agents (“Agents”) against all liabilities and expenses incurred by any Agent in connection with any proceeding in which such person is made a party or otherwise or is threatened to be made a party by reason of being or having held such position with the First Eagle High Yield Fund, except with respect to any matter arising from his or her own Disqualifying Conduct.  Such rights to indemnification are not exclusive and do not affect any other rights the Agent may have, including under any liability insurance policy.

Terms of the Reorganization

The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement.  Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the form of Agreement, a copy of which is attached as Exhibit C to this Proxy Statement/Prospectus.

With respect to the Reorganization, if shareholders of the Old Mutual High Yield Fund approve the Agreement and other closing conditions are satisfied, the assets of the Old Mutual High Yield Fund will be delivered to the First Eagle High Yield Fund’s custodian for the account of the First Eagle High Yield Fund, in exchange for the assumption by the First Eagle High Yield Fund of liabilities of the Old Mutual High Yield Fund and delivery by the First Eagle High Yield Fund to the holders of the issued and outstanding shares of the Old Mutual High Yield

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Fund of a number of shares of the First Eagle High Yield Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate NAV equal to the value of the net assets of the Old Mutual High Yield Fund so transferred, all determined and adjusted as provided in the Agreement.  The value of your account with the First Eagle High Yield Fund immediately after the Reorganization will be the same as the value of your account with the Old Mutual High Yield Fund immediately prior to the Reorganization, subject to changes in value that may result from how each Fund prices its portfolio securities.

In connection with the Reorganization, shareholders of Institutional Class shares of the Old Mutual High Yield Fund will receive Class I shares of the First Eagle High Yield Fund.  Class I shares of the First Eagle High Yield are described under “Comparison of Share Classes and Distribution Arrangements” in this Proxy Statement/Prospectus and in Exhibit B to this Proxy Statement/Prospectus.

The Old Mutual High Yield Fund and the First Eagle High Yield Fund have made representations and warranties in the form of Agreement that are customary in matters such as the Reorganizations.

If shareholders approve the Reorganization and if all of the closing conditions set forth in the Agreement are satisfied or waived, consummation of the Reorganizations (the “Closing”) is expected to occur on or about December 30, 2011.

For a description of the vote required to approve the Agreement, see “Vote Necessary to Approve the Agreement” section of this Proxy Statement/Prospectus.  Following receipt of the requisite shareholder vote in favor of the Reorganization, and as soon as reasonably practicable after the Closing, the outstanding shares of the Old Mutual High Yield Fund will be cancelled in accordance with its governing documents and applicable law.

The obligations of the First Eagle High Yield Fund and the Old Mutual High Yield Fund are subject to certain conditions, including the following conditions:

•
the First Eagle High Yield Fund Registration Statement on Form N-14 under the Securities Act of 1933, as amended (the “1933 Act”) shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued;

•	the shareholders of the Old Mutual High Yield Fund shall have approved the Agreement;

•
the First Eagle High Yield Fund and Old Mutual High Yield Fund each have delivered an officer’s certificate certifying that all agreements and commitments set forth in the Agreement have been satisfied; and

•
the First Eagle High Yield Fund and Old Mutual High Yield Fund each shall have received a legal opinion that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for federal income tax purposes for the Old Mutual High Yield Fund or its shareholders or the First Eagle High Yield Fund.

If shareholders of the Old Mutual High Yield Fund do not approve the Agreement or if the Reorganization does not otherwise close, the Old Mutual Fund Board will consider what additional action to take.  Old Mutual has stated that it does not intend to remain in the mutual fund asset management business in the long-term, so the Old Mutual Fund Board would need to seek a new investment adviser for the Old Mutual High Yield Fund, unless the Fund was otherwise reorganized, merged or liquidated.

The Agreement may be terminated and the Reorganization may be abandoned at any time by mutual agreement of the parties, or by either party if the Closing does not occur on or before March 31, 2012 or if one or more of the parties shall have materially breached its obligations under the Agreement.  The Agreement may be amended or modified in a writing signed by the parties to the Agreement.

First Eagle and Old Mutual have made certain covenants in the Transaction Agreement regarding compliance with Section 15(f) of the 1940 Act, which, in pertinent part, provides a safe harbor for the receipt by an investment adviser or any of its affiliated persons of any amount or benefit in connection with certain transactions,

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such as the Transaction, involving an assignment of an investment management services agreement as long as two conditions are satisfied.

The first condition requires that no “unfair burden” be imposed on the investment company as a result of the Transaction, or as a result of any express or implied terms, conditions or understandings applicable to the Transaction. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor investment adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company (other than bona fide ordinary fees for principal underwriting services).  No such compensation arrangements are contemplated in the Transaction. First Eagle and Old Mutual have agreed to refrain from imposing or seeking to impose, for a period of two years after the closing of the Transaction, any “unfair burden” on the First Eagle High Yield Fund.

The second condition requires that, during the three-year period immediately following the closing of such transactions, at least 75% of the investment company’s board of directors or trustees not be “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the investment adviser or predecessor investment adviser.  The First Eagle High Yield Fund’s Board of Trustees currently satisfies such 75% requirement. First Eagle has agreed with Old Mutual to use its reasonable best efforts to ensure continued satisfaction of the 75% requirement for the three-year period following the closing of the Transaction.

Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the Reorganization.  It is based on the Code, applicable U.S. Treasury regulations, judicial authority and administrative rulings and practice, all as of the date hereof and all of which are subject to change, including changes with retroactive effect.  The discussion below does not address any state, local or foreign tax consequences of the Reorganizations.  Your tax treatment may vary depending upon your particular situation.  You also may be subject to special rules not discussed below if you are a certain kind of Old Mutual High Yield Fund shareholder, including, but not limited to an insurance company, a tax-exempt organization, a financial institution or broker-dealer, a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or a political subdivision thereof, a holder of Old Mutual High Yield Fund shares as part of a hedge, straddle or conversion transaction, a person that does not hold Old Mutual High Yield Fund shares as a capital asset at the time of the Reorganization, or an entity taxable as a partnership for U.S. federal income tax purposes.

The Reorganization is intended to be a tax-free reorganization pursuant to Section 368(a) of the Code.  The principal federal income tax considerations that are expected to result from the Reorganization of the Old Mutual High Yield Fund with and into the First Eagle High Yield Fund are as follows:

•	no gain or loss should be recognized by the Old Mutual High Yield Fund or the shareholders of the Old Mutual High Yield Fund as a result of the Reorganization;

•	no gain or loss should be recognized by the First Eagle High Yield Fund as a result of the Reorganization;

•
the aggregate tax basis of the shares of the First Eagle High Yield Fund to be received by a shareholder of the Old Mutual High Yield Fund should be the same as the shareholder’s aggregate tax basis of the shares of the Old Mutual High Yield Fund; and

•
the holding period of the shares of the First Eagle High Yield Fund  received by a shareholder of the Old Mutual High Yield should include the period that a shareholder held the shares of the Old Mutual High Yield (provided that such shares of the Old Mutual High Yield are capital assets in the hands of such shareholder as of the Closing).

Neither the Old Mutual High Yield Funds nor the First Eagle High Yield Funds have requested or will request an advance ruling from the IRS as to the federal tax consequences of the Reorganization.  As a condition to

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Closing, Stradley Ronon Stevens & Young, LLP will render an opinion to the Old Mutual High Yield Fund and the First Eagle High Yield Fund as to the foregoing federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Effective Time, of certain representations of the Old Mutual High Yield Fund and the First Eagle High Yield Fund upon which Stradley Ronon Stevens & Young, LLP will rely in rendering its opinion.  Opinions of counsel are not binding upon the IRS or the courts.  The qualification of a transaction as a tax-free reorganization pursuant to Section 368(a) of the Code depends on a number of factors, some or all of which may be subject to differing interpretations.  If the Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Old Mutual High Yield Fund would recognize gain or loss on the transfer of its assets to the First Eagle High Yield Fund and each shareholder of the Old Mutual High Yield Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Old Mutual High Yield Fund shares and the fair market value of the shares of the First Eagle High Yield Fund it receives.

The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Old Mutual High Yield Fund, the First Eagle High Yield Fund or any Old Mutual High Yield Fund shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in section 1297(a) of the Code or any contract described in Section 1256(b) of the Code) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) regardless of whether such transfer would otherwise be a non-taxable transaction under the Code.

Prior to the closing of the Reorganization, the Old Mutual High Yield Fund will distribute to its shareholders any undistributed income and gains to the extent required to avoid entity level tax or as otherwise deemed desirable.

General Limitation on Capital Losses.  Capital losses of a fund may be carried forward to succeeding tax years to offset future capital gains, except that capital losses that arise in taxable years beginning on or before December 22, 2010 may only be carried forward to each of the eight (8) taxable years succeeding the loss year.  The amount of capital losses that can be carried forward is subject to an annual limitation if there is a more than 50% “change in ownership” of a fund.  If, as is anticipated, at the time of the closing of the Reorganization the First Eagle High Yield Fund has either no assets or nominal assets incident to its organization, there will be no change of ownership of the Old Mutual High Yield Fund as a result of the Reorganization.  However, the capital losses of the First Eagle High Yield Fund, as the successor in interest to the Old Mutual High Yield Fund, may subsequently become subject to an annual limitation as a result of sales of First Eagle High Yield Fund shares or other reorganization transactions in which the First Eagle High Yield Fund might engage post-Reorganization.

In addition, if the First Eagle High Yield Fund changes its fiscal year end following the consummation of a Reorganization as discussed under the heading, “Comparison of Dividend and Distribution Policies and Fiscal Years,” the short taxable year resulting from such a change in fiscal year is counted as one full year for purposes of the eight year carryforward period for capital losses that arise in taxable years beginning on or before December 22, 2010.  This may cause the capital loss carryovers, if any, of the First Eagle High Yield Fund to expire earlier than they otherwise would.

Tracking Your Basis and Holding Period; State and Local Taxes.  After the Reorganization, you will continue to be responsible for tracking the adjusted tax basis and holding period of your shares for federal income tax purposes.  You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax adviser about the state and local tax consequences, if any, of the Reorganization.

You are urged and advised to consult your own tax advisers as to the federal, state, local, foreign, and other tax consequences of the Reorganization in light of your individual circumstances including the applicability and effect of possible changes in any applicable tax laws.

BOARD CONSIDERATIONS

At multiple in-person and telephonic meetings held in the third and fourth quarters of 2011, the Old Mutual Fund Board discussed and ultimately approved the Reorganization.  At these meetings, the Old Mutual Fund Board

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considered information provided by Old Mutual and First Eagle regarding, among other things:  First Eagle’s organization and personnel; business strategy; ownership structure; financial strength; affiliations (including other asset management affiliations); asset management oversight and compliance practices and capabilities; and legal and regulatory matters.  The Old Mutual Fund Board also considered the investment capabilities of First Eagle’s portfolio management team that would manage the First Eagle High Yield Fund, which was the same portfolio management team that managed the Old Mutual High Yield Fund.  Emphasis during these meetings focused on maintaining consistency of management of the Old Mutual High Yield Fund in light of Old Mutual’s plan to exit the mutual fund asset management business.  It was determined that the transition of the Old Mutual High Yield Fund to the First Eagle mutual fund platform, where the Fund would continue to be managed by its current portfolio management team, could bring additional value to the Old Mutual High Yield Fund shareholders over the long term. The parties discussed First Eagle’s financial resources, distribution strategy and capabilities, performance and experience.

The members of the Old Mutual Fund Board who are not “interested persons” of Old Mutual Funds II, as that term is defined in the 1940 Act, conferred separately with their independent counsel about the Transaction.

Old Mutual and Old Mutual (US) Holdings Inc. agreed to indemnify the independent Trustees of the Old Mutual Funds for any losses arising from the Reorganization and the termination of the investment advisory agreement with respect to the Old Mutual High Yield Fund, except to the extent either (a) the Trustee has acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Old Mutual Trusts, or (b) in the case of a criminal proceeding, that he had a reasonable cause to believe that his conduct was unlawful.

In connection with the Old Mutual Fund Board’s review of the Transaction, Old Mutual and First Eagle advised the Old Mutual Fund Board about a variety of matters, including, but not limited to:

(1) there is not expected to be any diminution in the nature, quality and extent of portfolio management services provided to the Old Mutual High Yield Fund and its shareholders as a result of the Reorganization;

(2) the reputation, financial strength and resources of First Eagle;

(3) the First Eagle High Yield Fund has substantially the same investment objective, principal investment strategies and risks as the Old Mutual High Yield Fund;

(4) the portfolio managers currently managing the Old Mutual High Yield Fund will manage the First Eagle High Yield Fund after the Reorganization;

(5) the advisory fees charged by the First Eagle High Yield Fund are the same as the advisory fees charged by the Old Mutual High Yield Fund at current asset levels, although may be higher at higher asset levels, and First Eagle is entitled to reimbursement under its advisory agreement for providing certain administrative services to the First Eagle High Yield Fund for the first two years and thereafter an administrative fee;

(6) First Eagle will provide a two-year contractual guaranty that will limit the total annual fund operating expenses of the First Eagle High Yield Fund’s Class I shares to an amount no greater than the Old Mutual High Yield Fund’s total annual fund operating expenses prior to the Reorganization;

(7) the transition from the Old Mutual High Yield Fund’s current service providers to post-Reorganization service providers will not have any foreseeable adverse effect on shareholders;

(8) Old Mutual or its affiliates will bear all expenses arising in connection with the Reorganization except costs incurred in organizing the First Eagle High Yield Fund and registering its shares that will be issued in connection with the Reorganization. Such organizational and registration costs will be borne by the First Eagle High Yield Fund but are expected to be paid by First Eagle pursuant to applicable expense limitations in place for the First Eagle High Yield Fund;

(9) shareholders are expected to face no adverse federal income tax consequences as a result of the Reorganization; and

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(10) First Eagle and Old Mutual have agreed to conduct and use reasonable best efforts to cause their affiliates to conduct their respective businesses in compliance with Section 15(f) of the 1940 Act.

In its deliberations, the Old Mutual Fund Board considered all information it received, as described above, as well as advice and analysis from its counsel. The Old Mutual Fund Board considered the Transaction as a whole and the Reorganization and the impact of the Transaction and the Reorganization on the Old Mutual High Yield Fund and its shareholders.  The Old Mutual Fund Board concluded, based on all of the information presented, that the Reorganization was in the best interests of the Old Mutual High Yield Fund and that shareholders will not be diluted as a result thereof, and to recommend that Old Mutual High Yield Fund shareholders approve the Reorganization.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Where to Find More Information

Please refer to Exhibit B for more information about the distribution arrangements, share class structure, eligibility requirements, and sales charges of the First Eagle High Yield Fund, the pricing, purchase, redemption and exchange procedures of the First Eagle High Yield Fund, and dividends and distributions policies and tax consequences to shareholders of various transactions in shares of the First Eagle High Yield Fund.

For more information with respect to the Old Mutual High Yield Fund concerning the following topics, please refer to the following sections of the Old Mutual High Yield Fund prospectuses, which have been made a part of this Proxy Statement/Prospectus by reference:  (i) see “Fund Summaries—Old Mutual High Yield Fund” for more information about the performance of the Old Mutual High Yield Fund; (ii) see “The Investment Adviser and Sub-Advisers” for more information about the management of the Old Mutual High Yield Fund; (iii) see “About Your Investment – Your Share Price” for more information about the pricing of shares of the Old Mutual High Yield Fund; (iv) see “Investing in the Funds—Distributions and Taxes” for more information about the Old Mutual High Yield Fund’s dividends and distributions policy and the tax consequences to shareholders of various transactions in shares of the Old Mutual High Yield Fund; and (v) see “Financial Highlights” for more information about the Old Mutual High Yield Fund’s financial performance.

INFORMATION ON VOTING

Voting Process

We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the Old Mutual Fund Board is soliciting your proxy to vote at the Meeting and at any adjournments of the Meeting.  Old Mutual High Yield Fund shareholders may vote by appearing in person at the Meeting, however, you do not need to attend the Meeting to vote your shares.  Instead, you may simply complete, sign and return the enclosed proxy card, vote by telephone or vote through a website established for that purpose.

Shareholders of record of  the Old Mutual High Yield Fund as of the close of business on the Record Date are entitled to vote at the Meeting.  As of November 18, 2011, the following number of shares of the Old Mutual High Yield Fund were outstanding:

Old Mutual High Yield Fund	Shares
Institutional Class

Each share held entitles a shareholder to one vote for each dollar (and a proportionate fractional vote for each fractional dollar) of NAV of shares held by the shareholder.

Your proxy will have the authority to vote and act on your behalf at the Meeting and any adjournment of the Meeting.  If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of Old Mutual Funds II in writing to the address of Old Mutual Funds II set forth on the cover page of the Proxy Statement/Prospectus before the Meeting that you have revoked your proxy.  In addition, although merely attending the Meeting will not revoke

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your proxy, if you are present at the Meeting you may withdraw your proxy and vote in person.  However, if your shares are held through a broker-dealer or other financial intermediary, you will need to obtain a “legal proxy” from them in order to vote your shares at the Meeting.

Quorum Requirement and Adjournment

A quorum of shareholders is necessary to hold a valid meeting of the Old Mutual High Yield Fund.  The presence in person or by proxy of one-third of the outstanding shares of the Old Mutual High Yield Fund that are entitled to vote at the Meeting will constitute a quorum.

Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the proposed Reorganization.  Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will not be entitled to vote your shares if it has not received instructions from you.  A “broker non-vote” occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine.  The proposal described in this Proxy Statement/Prospectus is considered “non-routine” for purposes of determining broker non-votes.

Abstentions and broker non-votes will count as shares present at the Meeting for purposes of establishing a quorum.  Except as noted below, if a quorum is not present at the Meeting or if a quorum is present but sufficient votes to approve a proposal are not received, the person(s) presiding over the Meeting or the persons named as proxies may propose one or more adjournments of the Meeting to allow for further solicitation of votes.  The persons named as proxies will vote those proxies that they are entitled to vote in favor of such an adjournment, provided that they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

Vote Necessary to Approve the Agreement

The Old Mutual Fund Board has unanimously approved the Reorganization, subject to shareholder approval.  Shareholder approval of a Reorganization requires the affirmative vote of the lesser of (i) 67% or more of the shares present at the Meeting, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Old Mutual High Yield Fund.

Abstentions and broker non-votes are not considered votes “FOR” the Reorganization at the Meeting.  As a result, abstentions and broker non-votes have the same effect as a vote against the Reorganization because approval of the Reorganization requires the affirmative vote of a percentage of either the shares present at the Meeting or the outstanding shares of the Old Mutual High Yield Fund.

Proxy Solicitation

The Old Mutual High Yield Fund has engaged the services of Broadridge Financial Services, Inc. (“Solicitor”) to assist in the solicitation of proxies for the Meeting.  Solicitor’s fees and costs are expected to be approximately $2,500.  Proxies are expected to be solicited principally by mail, but the Old Mutual High Yield Fund or Solicitor may also solicit proxies by telephone, facsimile or personal interview.  Although Broadridge representatives are permitted to answer questions about the voting process and may read any recommendation set forth in this Proxy Statement/Prospectus, they are not permitted to recommend to shareholders how to vote.  The officers of the Old Mutual High Yield Fund will not receive any additional or special compensation for any such solicitation.  Old Mutual or its affiliates will bear 100% of the Old Mutual High Yield Fund’s solicitation costs.

Under the agreement with Solicitor, Solicitor will be paid a project management fee as well as solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining shareholders’ telephone numbers, and providing additional materials upon shareholder request.

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Other Matters

The officers of the Old Mutual High Yield Fund are not aware of any matters to be presented at the Meeting other than as is discussed in this Proxy Statement/Prospectus.  If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with their best judgment.

CAPITALIZATION

The following table sets forth the total net assets, number of shares outstanding, and NAV of the Funds before and after, if approved by shareholders, the Reorganization.  This information is generally referred to as the “capitalization” of a Fund.  The term “pro forma capitalization” means the expected capitalization of the First Eagle High Yield Fund if it is combined with the Old Mutual High Yield Fund.  The following table is stated as of October 7, 2011 and assumes that the Reorganization has taken place.  The capitalizations will be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

(unaudited)	Old Mutual High Yield Fund (Target Fund)	First Eagle High Yield Fund (Acquiring Fund)(1)	Pro Forma Adjustments(2)	First Eagle High Yield Fund (Pro forma)(2)
Net Assets:
Institutional Class	$ 8,670,525	-	-	$ 8,670,525 (3)
Shares Outstanding:
Institutional Class	939,039	-	-	939,039 (3)
Net Asset Value Per Share:
Institutional Class	$ 9.23	-	-	$ 9.23

(1)  The First Eagle High Yield Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.

(2)  The pro forma adjustments for costs associated with the Reorganization is $0 because these costs are expected to be paid by First Eagle pursuant to its expense limitation arrangement in place with the First Eagle High Yield Fund.

(3)  Holders of Institutional Class shares of the Old Mutual High Yield Fund will receive Class I shares of the First Eagle High Yield Fund upon closing of the Reorganization.

OWNERSHIP OF SHARES

Security Ownership of Large Shareholders

A list of the name, address and percent ownership of each person who, as of November 18, 2011, to the knowledge of the Old Mutual High Yield Fund, owned 5% or more of the outstanding shares of a class of the Old Mutual High Yield Fund can be found at Exhibit D.

The First Eagle High Yield Fund is a newly organized shell fund created to acquire the assets and assume the accrued liabilities of the Old Mutual High Yield Fund.  As of the date of this Proxy Statement/Prospectus, the First Eagle High Yield Fund does not have any shareholders.

Security Ownership of Management and Trustees

To the best of the knowledge of the Old Mutual High Yield Fund, the ownership of shares of the Old Mutual High Yield Fund by executive officers and trustees of the Fund as a group constituted less than 1% of the Old Mutual Fund as of November 18, 2011.

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DISSENTERS’ RIGHTS

If the Reorganization is approved at the Meeting, Old Mutual High Yield Fund shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersedes state law.  Shareholders of the Old Mutual High Yield Fund, however, have the right to redeem their shares at NAV subject to applicable CDSCs and/or redemption fees (if any) until the Closing Date of the Reorganization. After the Reorganization, Old Mutual High Yield Fund shareholders will hold shares of the First Eagle High Yield Fund, which may also be redeemed at NAV subject to applicable CDSCs and/or redemption fees (if any).

SHAREHOLDER PROPOSALS

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Old Mutual High Yield Fund hereafter called should send the proposal to the Old Mutual High Yield Fund at the Fund’s principal offices so that it is received within a reasonable time before the proxy materials are printed and mailed.  If the proposed Reorganization is approved and completed, shareholders of the Old Mutual High Yield Fund will become shareholders of the First Eagle High Yield Fund and, thereafter, will be subject to the notice requirements of the First Eagle High Yield Fund.  The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the Meeting.  For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under applicable law.

INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

This Proxy Statement/Prospectus and the related SAI do not contain all the information set forth in the registration statements and the exhibits relating thereto filed by the Funds and, with respect to the Old Mutual High Yield Fund only, annual and semiannual reports filed by the Old Mutual High Yield Fund, as such documents have been filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made.  The SEC file number of Old Mutual Funds II, the registrant of the Old Mutual High Yield Fund, is 811-04391.  The Old Mutual High Yield Fund’s prospectus is incorporated herein by reference.  The SEC file number of the First Eagle Funds, the registrant of the First Eagle High Yield, is 811-7762.

Both Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith, each Fund files reports and other information with the SEC.  Reports, proxy material, registration statements and other information filed (including the Registration Statement relating to the First Eagle High Yield Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge at the SEC’s Public Reference Room, which is located at 100 F Street, N.E., Washington, DC 20549, or obtained free of charge from the SEC’s website at www.sec.gov.  Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.  You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC’s email address (publicinfo@sec.gov) or by writing to the SEC’s Public Reference Section at 100 F Street, N.E., Washington, D.C. 20549.

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EXHIBIT A

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

FUNDAMENTAL INVESTMENT RESTRICTIONS
Restriction	Old Mutual High Yield Fund (Target Fund)	First Eagle High Yield Fund (Acquiring Fund)
Diversification and Issuer Concentration
The Fund is a “diversified company” as defined in the 1940 Act. This means that each such Fund will not purchase the securities of any issuer if, as a result, such Fund would fail to be a diversified company within the meaning of the “1940 Act Laws, Interpretations, and Exemptions.”1  This restriction does not prevent the Funds from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations, and Exemptions.

The Fund may not change its sub-classification under the Investment Company Act from non-diversified to diversified.

[The Fund has a non-fundamental restriction that further describing the limitations of a diversified fund with respect to concentrating investments in an issuer.]

Borrowing/ Issuing Senior Securities	The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations, and Exemptions.
The Fund may not borrow money or issue senior securities, as defined for purposes of the 1940 Act Laws, Interpretations and Exemptions, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Underwriting
The Fund may not underwrite the securities of other issuers. This restriction does not prevent a Fund from engaging in transactions involving the acquisition, disposition, or resale of its portfolio  securities, regardless of whether such Fund may be considered to be an underwriter under the Securities Act of 1933.

The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

Industry Concentration
The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit a Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations. In complying with this restriction, a Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

The Fund may not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

Investing in Real Estate	The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or	The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund

1The defined term “1940 Act Laws, Interpretations, and Exemptions” means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules, and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to the Funds.

Restriction	Old Mutual High Yield Fund (Target Fund)	First Eagle High Yield Fund (Acquiring Fund)

Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
Investing in Commodities
The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments or as otherwise discussed below. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act. Nor does this restriction prevent the Fund from purchasing or selling precious metals directly or purchasing or selling precious metal commodity contracts or options on such contracts.

Lending of Funds and Securities
The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors or investing in loans, including assignments and participation interests.

The Fund may not make loans except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors or investing in loans, including assignments and participation interests.

Investing in Securities of Other Investment Companies
The Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.
[No fundamental or non-fundamental investment restriction]

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
Restriction	Old Mutual High Yield Fund (Target Fund)	First Eagle High Yield Fund (Acquiring Fund)
Illiquid Securities
The Fund may not invest more than 15% of its net assets in illiquid securities. This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board, based on trading markets for such security, to be liquid.

[No non-fundamental investment restriction, but the Fund is subject to SEC guidance limiting investments in illiquid securities to no more than 15% of a fund’s assets.]
Diversification and Issuer	[Corresponding limitations included in fundamental investment restriction regarding diversification and	The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
Restriction	Old Mutual High Yield Fund (Target Fund)	First Eagle High Yield Fund (Acquiring Fund)
Concentration	issuer concentration]
Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Borrowing
In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33⅓% of its total assets (including the amount borrowed) less liabilities (other than borrowings). A Fund may borrow from banks, broker-dealers or a portfolio of another registered investment company whose investment adviser Old Mutual or whose investment adviser is controlling, controlled by, or under  common control with Old Mutual (“Affiliated Fund”) on such terms and conditions as the SEC may require in an exemptive order on which the Funds may rely. A Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. A Fund may not purchase additional securities when borrowings exceed 5% of the Fund’s total assets.

The Fund may not borrow money in an amount that exceeds 33⅓% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow as a means to incur leverage, for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when borrowings exceed 5% of the its total assets.

Industry Concentration
In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to (but not including) 25% of its total assets in the securities of issuers whose principal business activities are in the same industry. For purposes of this limitation, supranational organizations, such as The World Bank, the European Union and the European Coal and Steel Community, are deemed to be issuers conducting their principal business activities in the same industry; state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas distribution, gas transmission, electric and telephone will each be considered a separate industry); and financial service companies will be classified according to the end users of their services (e.g., automobile finance, bank finance and diversified finance).

The Fund may not invest more than 25% of its total assets in the securities of issuers whose principal business activities are in the same industry. For purposes of this limitation, supranational organizations, such as the World Bank, the European Union and the European Coal and Steel Community, are deemed to be issuers conducting their principal business activities in the same industry; state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas distribution, gas transmission, electric and telephone will each be considered a separate industry); and financial service companies will be classified according to the end users of their services (e.g., automobile finance, bank finance and diversified finance).

Lending
In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to other Affiliated Funds, on such terms and conditions as the SEC may require in an exemptive order on which a
The Fund may not lend more than 33⅓% of its total assets.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
Restriction	Old Mutual High Yield Fund (Target Fund)	First Eagle High Yield Fund (Acquiring Fund)
Fund may rely.
Investing in Securities of Other Investment Companies
Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund. A Fund may (i) purchase securities of other investment companies as permitted by Section 12 (d)(1) of the 1940 Act; (ii) invest its assets in securities of other affiliated or unaffiliated money market funds as permitted by Rule 12d1-1 under the 1940 Act; and (iii) lend money to other Affiliated Funds, subject to the terms and conditions of any exemptive orders issued by the SEC on which the Funds may rely.

The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
[No non-fundamental investment restriction]

EXHIBIT B

ADDITIONAL INFORMATION ABOUT THE FIRST EAGLE HIGH YIELD FUND

About Your Investment

The Distributor reserves the right to limit the purchase of the Fund’s shares when it is in the best interest of the Fund.

The Trust and the Distributor reserve the right to refuse any share purchase order for any reason they deem appropriate. For example, the Trust or Distributor may reject purchase orders due to nonpayment, and they may refuse orders from investors identified as money-laundering risks and those responsible for potentially disruptive trading practices, such as “market timing.” Share purchases are not binding on the Trust or the Distributor (and accordingly may be rejected) until they are confirmed as paid by the Fund’s transfer agent, DST. All payments must be made in U.S. dollars, and all checks must be drawn on U.S. banks.

No cash or cash equivalents (such as travelers’ checks, cashiers’ checks, bankers’ “official checks” or money orders) will be accepted. As a condition of this offering, if an investor’s purchase is canceled due to nonpayment or because his or her check or Automated Clearing House (“ACH”) transfer does not clear, the investor will be responsible for any loss the fund may incur as a result thereof. In limited circumstances, completed purchases also may be cancelled when the Distributor or transfer agent receives satisfactory instructions that a trade order was placed in error.

Anti-Money Laundering Compliance

The Trust and the Distributor are required to comply with various anti-money laundering laws and regulations. Consequently, the Trust or the Distributor may request additional information from you to verify your identity and source of funds. For individual investors, such information typically will include name, address, date of birth, and Social Security number. Such information also may include requests for documents such as driver’s license or other government-issued identification. For entity investors, such information typically will include name, principal business address, taxpayer identification number, corporate documents such as articles of incorporation, trust or partnership agreements, by laws and similar documents, and also may include requests for documents confirming the authority and identity of those having control over the entity or its trading.

If the Trust or Distributor believes the information submitted does not provide adequate identity verification, it reserves the right to reject the establishment of your account or close the account at its current net asset value. If, at any time, the Trust believes an investor may be involved in suspicious activity, or if certain account information matches data on government lists of suspicious persons, the Trust or Distributor may choose not to establish a new account or may be required to “freeze” an account. They also may be required to provide a governmental agency or another financial institution with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Trust or the Distributor to inform the investor it has taken the actions described above.

How Fund Share Prices Are Calculated

The net asset value for each share class of the Fund is determined as of the close of trading on the New York Stock Exchange (NYSE), normally 4 p.m. Eastern time on each day the NYSE is open for trading. Net asset value for purchase or sale orders which are received by the Fund on any business day before the close of regular trading on the NYSE will be calculated as of that same day. If the purchase or sale request is received on a business day after the close of regular trading on the NYSE, or on a non-business day (weekend or financial market holiday), net asset value will be calculated as of the close of regular trading on the next business day. For each share class of the Fund, the net asset value is computed by dividing the total current value of its assets (less its total liabilities) by the total number of shares outstanding. Because the Fund may invest in securities listed on foreign exchanges that may trade on weekends or other days when the Fund does not price their shares, the Fund’s share values may change on days when shareholders will not be able to purchase or redeem shares.

The Fund uses pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be “stale” due to limited market activity for a particular holding, or in other circumstances when market prices are unavailable (such as for private placements) or determined to be unreliable, such holdings may be “fair valued,” according to procedures approved by the Board of Trustees. Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of the Fund’s holdings in that market, such holdings will be fair valued to reflect the events in accordance with procedures approved by the Board. Also according to procedures approved by the Board, in deciding whether a particular foreign investment should be fair valued, the Adviser will consider several factors, including developments in foreign markets, the performance of U.S. securities markets, and security-specific events. The Fund may have significant non-U.S. holdings.

The Distributor may authorize certain dealers to receive on its behalf purchase and redemption orders (“authorized dealers”). In turn, these authorized dealers may designate other intermediaries to receive purchase and redemption orders on the Distributor’s behalf (“designated intermediaries”). Orders for shares received by DST, authorized dealers, or designated intermediaries prior to the close of trading on the NYSE will be processed based on that day’s net asset value determined as of the close of trading on the NYSE that day. If an order is received by DST, an authorized dealer, or a designated intermediary after the close of the NYSE, it will be priced the next day the NYSE is open for trading.

Purchases Through Dealers and Financial Intermediaries

You may purchase the Fund’s shares from selected securities dealers with whom the Distributor has sales agreements. You also may obtain additional new account applications from such authorized dealers. For a list of authorized dealers, please contact the Distributor at 800.747.2008. Authorized dealers and financial services firms are responsible for promptly transmitting purchase orders to FEF Distributors and for monitoring applicable breakpoint or sales charge reductions for their accounts. Certain broker dealers or financial services firms may purchase shares at their net asset value, without a sales commission, and charge investors a transaction charge or other advisory fee through a wrap-fee or similar program.

Class A shares of the Fund are sold with a front-end sales commission and an annual distribution (Rule 12b-1) fee. Class C shares of the Fund are sold with a “level-load” (consisting of an annual distribution, (Rule 12b-1) fee and an annual service fee. Class I shares of the Fund are sold primarily to investors purchasing through a fee-based program with their investment adviser or broker dealer, through a 401(k) plan in which they participate, or, for certain institutional investors, through direct purchases from the Distributor in quantities of $1 million or more. Authorized dealers and financial services firms may impose a charge for handling purchase transactions and may have particular requirements concerning purchases. Contact your authorized dealer or financial services firm for more information.

If you purchase the Fund though a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary website for more information.

Public Offering Price of Class A Shares

The public offering price of Class A shares equals the net asset value per share plus a sales charge. The Class A sales charges are as follows:

CLASS A SHARES DOLLARS INVESTED	SALES CHARGE AS A PERCENTAGE OF		DEALER ALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
	OFFERING PRICE	NET AMOUNT INVESTED

Less than $100,000	4.50	4.71	4.00

$100,000 but less than $250,000	3.50	3.63	3.00

$250,000 but less than $500,000	2.50	2.56	2.25

$500,000 but less than $1,000,000	2.00	2.04	1.75

$1,000,000 and over	0.00	0.00	0.00

Sales charges for investors residing outside the United States may vary from those listed above.

The Distributor re-allows discounts to selected dealers with whom it has sales agreements and is entitled to retain the balance over dealer discounts. The Distributor may re-allow the entire sales load, and, as described in Distribution & Shareholder Services Expenses, may provide additional promotional incentives to dealers selling the Fund’s shares. In some instances, the entire reallowance or incentive may be offered only to certain dealers that have sold or may sell significant amounts of the Fund’s shares. Authorized dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters, according to the definition under the Securities Act of 1933.

Class A Contingent Deferred Sales Charge

There is no initial sales charge on purchases of Class A shares of the Fund aggregating $1 million or more. The Distributor may pay dealers of record “finder’s fee” commissions of up to 1.00% of purchases of Class A shares not previously subject to a front-end sales charge or dealer commission paid by the investor.*

* Dealers should call the Distributor at 800.747.2008 to discuss the further terms that apply to this commission.

These finder’s fee commissions will be paid only with respect to purchases (i) aggregating (on a single trade date) $1 million or more by any “person,” which term includes any account having the same mailing address or tax identification number; (ii) accounts with completed letters of intention of $1 million or more; and (iii) certain employer sponsored retirement plans investing through an omnibus account making any single purchase of Class A shares of $1 million or more. Subsequent purchases will need to aggregate $1 million or more to be eligible for this commission (and appropriate documentation will be required to verify additional aggregations).

Finder’s fee commissions also may be paid under certain other circumstances. Your dealer will advise you if any such commissions are paid with respect to your account. If you redeem any shares as to which such a finder’s fee commission was paid within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the “Class A contingent deferred sales charge”) may be deducted from the redemption proceeds. The Class A contingent deferred sales charge will not exceed 1.00% of the lesser of (i) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased with reinvested dividends or capital gain distributions), or (ii) the original net asset value of the redeemed shares.

If you are investing through a retirement plan, your plan administrator can advise you whether such a finder’s fee commission has been charged against the plan. If so, the plan may be subject to the Class A contingent deferred sales charge if fully redeemed within 18 months of the end of the calendar month of the relevant share purchase.

In determining whether a Class A contingent deferred sales charge is payable when shares are redeemed, shares that are not subject to the sales charge, including those purchased with reinvested dividends and capital gains, will be redeemed first. The remaining shares will be redeemed in the order in which you purchased them.

The Class A contingent deferred sales charge is not charged on Class A exchanges. However, if the shares acquired by exchange are redeemed within 18 calendar months of the end of the calendar month in which the exchanged shares were originally purchased, then the Class A contingent deferred sales charges will apply.

The Class A contingent deferred sales charge will be in addition to any applicable redemption fee described in Once You Become a Shareholder—Redemption Fee.

Reducing the Sales Charge

As the table in Public Offering Price of Class A Shares shows, larger investments in Class A shares of the Fund will reduce the sales charge on the investment, resulting in what are frequently called sales charge “breakpoints.” To claim a breakpoint or other reduced sales charge, notify your dealer, the Distributor or DST at the time of purchase that one of the following applies (including, if relevant, the existence of all accounts or balances applicable to the calculation of any breakpoints or other sales charge reductions):

•
Aggregation. The sales charge schedule applies to the total amount invested in Class A shares by any “person,” which, for purposes of calculating sales charges, includes any account having the same mailing address or tax identification number. Therefore, if you purchase shares for several accounts at the same time, you may combine these investments into a single transaction to reduce the applicable sales charge. You may not combine individual accounts with corporate/partnership accounts for purposes of reducing the sales charge.

•
Rights of Accumulation. If you already are a First Eagle Funds shareholder, you may purchase Class A shares at a reduced sales charge by combining the amount being invested with the current net asset value of any share class you already own. If the current net asset value of the qualifying shares already held plus the net asset value of the current purchase exceeds a point in the sales charge schedule at which the charge is reduced, the entire current purchase is eligible for the reduced sales charge. To take advantage of your rights of accumulation, notify your dealer, the Distributor or DST at the time of purchase.

•
Letter of Intention. You may qualify for a reduced sales charge by completing the Letter of Intention contained in the New Account Application or a form for this purpose, which you may obtain by contacting the Trust at 800.334.2143. This process allows you to combine aggregate purchases of Class A shares of the Fund during a 13-month period, for purposes of calculating the applicable sales charge. Shares you currently own will be credited as purchases toward the completion of the Letter of Intention at their net asset value on the date the letter is executed. No retroactive adjustments will be made. For each investment you make, you must notify your dealer, the Distributor or DST that such a letter is on file along with all account numbers associated with the letter. The letter is not a binding obligation. Nevertheless, 5% of the amount specified in the Letter of Intention will be held in escrow, and if your purchases are less than the amount specified, you must remit to the appropriate Fund an amount equal to the difference between the sales charge paid and the sales charge applicable to the total purchases actually made. If you do not remit the payment within 20 days after written request, the Trust will redeem an appropriate number of escrowed shares to realize the difference. The sales charge applicable to the investment will not be higher than if you had not submitted a Letter of Intention. Either you (subject to these escrow rules) or the Trust may cancel the arrangement at will.

•	Sales at Net Asset Value. Class A shares of the Fund can be sold at net asset value (without a sales charge) to:

o	registered representatives or employees of authorized dealers; or the immediate family members of such persons; or any trust, pension, profit-sharing or other benefit plan for only such persons;

o	banks or trust companies or their affiliates, when the bank, trust company or affiliate is authorized to make investment decisions on behalf of a client;

o	investment advisers and financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services;

o
clients of such investment advisers and financial planners who place trades for their own accounts, if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker, agent, investment adviser or financial institution;

o
institutional (e.g., generally not broker-directed or broker-advised) retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.” Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent; and

o
current officers, trustees, directors, and employees of the Trust, the Adviser, ASB Holdings, FEF Distributors, employees of certain firms providing services to the Fund (such as the custodian and the shareholder servicing agent), and to the immediate family members of any such persons or to any trust, pension, profit-sharing or other benefit plan for only such persons.

The Fund also may issue Class A shares at net asset value in connection with the acquisition of or merger or consolidation with another investment company. At the Distributor’s discretion, the sales of Class A shares at net asset value may require written assurance that the purchase is being made for investment purposes and the shares will not be resold except through redemption. If required, you must provide such notice to the Distributor or DST at the time of purchase on a form available from the Trust.

Reinstatement Privilege

You are entitled to a one-time per account privilege to reinvest in Class A shares of any First Eagle Fund the proceeds of a full or partial redemption of shares from the Fund (and the same account) at the then-applicable net asset value per share without payment of a sales charge. To exercise this privilege, you must submit to the Distributor or DST, within 90 calendar days after the redemption, a written request for reinstatement and a check or bank wire in an amount not exceeding the redemption proceeds.

You also may transfer an investment in the Fund to an IRA or other tax-qualified retirement plan account in the same First Eagle Fund without paying a sales charge. Nevertheless, such a transfer involves redeeming the Fund’s shares and reinvesting the proceeds, which may involve a taxable transaction for income tax purposes.

Please note that reinstatement will not prevent recognition of a gain realized on the redemption, and a loss may be disallowed for tax purposes. The gain or loss resulting from the redemption may be affected by exercising the reinstatement privilege if you held the redeemed shares for 90 days or less, or if you reinvest within 30 days.

Purchasing Level-Load Class C Shares

You may purchase Level-load Class C shares of the Fund through an investment professional at net asset value. You do not have to pay sales charges on Class C shares, but you may have to pay a contingent deferred sales charge equal to 1.00% of the original purchase price or the current market value, whichever is less (the Class C contingent deferred sales charge), on shares you sell or redeem within the first year of purchase.

Class C shares are also available through 401(k) plans. If you purchase Class C shares in connection with wrap programs and participant directed retirement plans, such as 401(k) plans, you will not be subject to a front-end sales commission or a Class C contingent deferred sales charge.

Class C shares of the Fund carries an annual 0.25% service fee and an annual 0.75% distribution (Rule 12b-1) fee. Because the service and Rule 12b-1 fees are paid from your investment on an ongoing basis, over time these fees ultimately may cost more than paying other types of sales charges. The distribution plans and agreements adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 are described in Distribution and Shareholder Services Expenses.

In addition to the fees described above, the underwriter normally pays to distributors of Fund shares a separate initial 1.00% fee on the sale of Class C shares. The Class C contingent deferred sales charge is intended to compensate the underwriter for these payments, if investors hold shares for less than one year. Distributors of Class C shares that are not subject to a Class C contingent deferred sales charge will be paid the distribution and service fees on a quarterly basis.

The Class C contingent deferred sales charge is in addition to any applicable redemption fee described under Once You Become a Shareholder—Redemption Fee.

Distribution and Shareholder Services Expenses

The shares of the Fund are offered to investors, in states and countries in which such offer is lawful, either through selected securities dealers or directly by FEF Distributors, the Fund’s principal underwriter. Like the Adviser, FEF Distributors is a subsidiary of ASB Holdings. Class A shares of the Fund are subject to the front-end sales charges described in About Your Investment—Public Offering Price of Class A Shares.

The Fund has adopted distribution plans and agreements pursuant to Rule 12b-1 (the “Plans”) under the Investment Company Act of 1940. Under the Plans, the Fund pays FEF Distributors the following annual distribution-related and service fees.

•	Class A shares: 0.25% of the share class’s average daily net assets.

•	Class C shares: 1.00% of the share class’s average daily net assets (distribution and service fees).

FEF Distributors is paid these distribution-related and service fees on a monthly basis. FEF Distributors is obligated to use these collected fees to pay qualifying dealers for their assistance in distributing the Fund’s shares, shareholder services and other expenses, such as advertising costs and the printing and distribution of prospectuses to prospective investors. However, FEF Distributors will not pay dealers 12b-1, distribution-related and service fees for any quarter in which a dealer has less than $50,000 in First Eagle Fund accounts. FEF Distributors or its affiliates bear distribution expenses to the extent they are not covered by payments under the Plans. Any distribution expenses incurred by FEF Distributors or its affiliates in the Fund’s fiscal year that are not reimbursed from payments accrued during that fiscal year will not be carried over for payment in any subsequent year. Class I shares of the Fund does not participate in the Plans and is not charged with any portion of the payments made under the Plans. Because the fees are paid from Fund assets on an ongoing basis, over time these fees will increase the cost of your investment in the Fund and ultimately may cost more than paying other types of sales charges.

Certain broker dealers or other third-parties hold their accounts in “street name” and perform the services normally handled by DST Systems Inc. (“DST”), the Fund’s transfer agent. These services may include client statements, tax reporting, order-processing and client relations. As a result, these third parties may charge the Fund for these services. Sub-transfer agency fees paid by the Fund are, in aggregate, no more than what the Fund’s per account charge (as calculated by the Advisor) would have been had DST performed similar services. Arrangements may involve a per-account fee, an asset-based fee, a sales-based fee or, in some cases, a combination of the three. These fees, which comprise a substantial portion of the Fund’s ongoing expenses, are directly attributable to shareholder services performed by the relevant party. (While the Adviser and the Distributor consider these to be payments for services rendered, they represent an additional business relationship between these sub-transfer agents and the Fund that often results, at least in part, from past or present sales of Fund shares by the sub-transfer agents or their affiliates.)

Revenue Sharing

The Distributor, Adviser or an affiliate may make cash payments from their own resources to broker dealers or financial intermediaries for various reasons. These payments, often referred to as “revenue sharing,” may support the delivery of services to the Fund or shareholders in the Fund, including transaction processing and sub-accounting services.

These payments also may serve as an incentive to sell Fund shares and/or to promote shareholder retention. As such, the payments may go to firms providing various marketing support or other promotional services relating to the Fund, including advertising and sales meetings, as well as inclusion of the Fund in various promotional and sales programs. Marketing support services also may include business planning assistance, broker dealer education about the Fund and shareholder financial planning assistance.

Revenue sharing payments may include any portion of the sub-transfer agency fees (described in the preceding section) that exceed the costs of similar services provided by the Fund’s transfer agent. They also may include any other payment requirement of a broker dealer or another third-party intermediary, including certain agreed upon “finder’s fees” as described in greater detail under Public Offering Price of Class A Shares—Class A Contingent Deferred Sales Charge. The Distributor, Adviser or an affiliate pay all such payments out of its (or their) own resources. Such payments are in addition to any Rule 12b-1 payments described elsewhere in this Prospectus. Revenue sharing payments may be structured as: (i) a percentage of sales; (ii) a percentage of net assets; (iii) a fixed dollar amount; or (iv) some combination of any of these. In many cases, revenue sharing arrangements may be viewed as encouraging sales activity or retention of assets in the Fund. Generally, any revenue sharing or similar payments are requested by the party receiving them, often as a condition of distribution, but they are subject to negotiation as to their structure and scope.

The Distributor, Adviser or an affiliate also may pay from their own resources for travel and other expenses, including lodging, entertainment and meals, incurred by brokers for attending diligence or informational meetings with the Fund’s investment professionals. The Distributor, Adviser or an affiliate also may pay for costs of organizing and holding such meetings and also may make payments to or on behalf of brokers for other types of events, including pre-approved conferences, seminars or sales or training programs (and payments for travel, lodging, etc.), and may provide small gifts and/or entertainment as permitted by applicable rules.

Please be aware that revenue sharing arrangements or other payments to intermediaries could create incentives on the part of the parties receiving the payments to more positively consider the Fund relative to mutual funds either not making payments of this nature or making smaller such payments. A shareholder or prospective investor with questions regarding revenue sharing or other such payments may obtain more details by contacting his or her broker representative or other financial intermediary directly. The Fund’s Statement of Additional Information includes a listing of certain parties receiving revenue sharing payments in respect of the Fund.

Bookshare Account Plan

To facilitate the handling of shareholder transactions, the Fund uses a bookshare account plan for shareholder accounts. DST, as the Fund’s transfer agent, automatically opens and maintains an account for each shareholder of the Fund directly registered with the Fund. All your interests in shares, full and fractional (rounded to three decimal places), are reflected in your book account. After any purchase, DST mails you a confirmation indicating the amount of full and fractional shares purchased, the price per share and a statement of your account. DST will not issue stock certificates for the shares of the Fund.

Electronic Delivery

We can deliver your account statements and fund financial reports electronically. If you are a registered user of FirstEagleFunds.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under “eDelivery.” (Should you later wish to receive these documents by mail you can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.)

Where To Send Your Application

You may purchase Fund shares through the Distributor by mailing a check made payable to First Eagle Funds along with the completed New Account Application to First Eagle Funds, P.O. Box 219324, Kansas City, MO 64121-9324. You also may purchase shares through the Distributor by ACH transfer or by bank wire. Please call 800.334.2143 to establish and administer the ACH purchase option, and please call prior to wiring any funds.

You may purchase the Fund’s shares through selected securities dealers with whom the Distributor has sales agreements. You may obtain additional New Account Applications from these authorized dealers. For a list of authorized dealers, please call the Distributor at 800.747.2008. Authorized dealers and financial services firms may charge you a transaction fee in addition to any applicable sales loads. Authorized dealers and financial services firms are responsible for promptly transmitting purchase orders to the Distributor.

Minimum Account Size

Due to the high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account if, as the result of a withdrawal, the value of that account drops below $2,500. This does not apply to accounts participating in the Automatic Investment Program or to retirement accounts. The Trust also reserves the right to redeem shares in the Class I account of the Fund, if the value of that Class I account drops below $100,000. You will have at least 30 days to make an additional investment to bring the account value to the stated minimum before the redemption is processed.

Automatic Investment Program

You may make semimonthly, monthly or quarterly investments of $100 (or more) in shares of the Fund automatically from a checking or savings account on or about the fifth and/or 20th of the month. Upon written authorization, DST will debit your designated bank account as indicated and use the proceeds to purchase Fund shares. Because your bank must provide approval for the transfer process, establishing an Automatic Investment Program may take at least 30 days. You must indicate your desire to establish an Automatic Investment Program on the New Account Application or Special Options Form. You also must include a check (minimum of $100, if a new account is being established), a savings account deposit slip or savings account statement. Shares purchased through Automatic Investment Program payments are subject to the redemption restrictions for recent purchases described in Once You Become a Shareholder—Redemption of Shares. The Trust may amend or cease to offer the Automatic Investment Program at any time.

Once You Become a Shareholder

After you have opened an account with us, you can exchange or sell your shares to meet your changing investment goals or other needs.

Exchanging Your Shares

You may exchange some or all of your shares of the Fund for shares of another Fund within First Eagle Funds, subject to limitations described elsewhere in this Prospectus and in the following paragraphs in respect of the Fund or share classes closed to new investors. You may exchange:

•	Class A shares of the Fund for Class A shares of the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund or Fund of America;

•	Class C shares of the Fund for Class C shares of the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund or Fund of America; and

•
Class I shares of the Fund for Class I shares of the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund or for Class Y shares of the Fund of America (if you are eligible) or Class A shares (if you are not eligible to invest in Class Y shares).

Shares will be exchanged at their net asset value, computed as of the close of trading on the NYSE (normally 4 p.m. Eastern time). Share exchange orders received after the close of trading on a particular day will be exchanged at the next day’s close of trading net asset value. There is no charge for the exchange privilege. In addition, because you may be subject to different fees (includes fees charged on redemption of your shares), expenses and investment risks when you make an exchange, you should carefully review the description of the Fund into which you plan to exchange. Also, exchanges may constitute a taxable event for U.S. federal income tax purposes. For additional information concerning exchanges or to initiate exchanges, contact the Trust at 800.334.2143.

Exchanges may be limited in the case of shares to be exchanged for those of a Fund or share class closed to new investors. In addition, the Fund depends on cooperation from intermediaries in reviewing certain accounts (such as those of retirement plan sponsors, wrap program sponsors and certain omnibus position holders) for short-term trading practices, which limits the Fund’s ability to monitor the frequency of exchanges by those investing through such accounts (see the Short Term Trading Policies section).

Automatic Exchange Program

If you wish to automatically exchange shares of one Fund for shares of another on a monthly basis, you can do so via the Automatic Exchange Program. The minimum exchange amount is $100. If the balance in the account you are exchanging from falls below the designated automatic exchange amount, all remaining shares will be exchanged, and the program will be discontinued. All conditions with respect to exchange transactions apply, as discussed in Exchanging Your Shares.

Conversion

You may convert Class A shares of the Fund having an aggregate value of $1 million or more into Class I shares of the same fund. Class A shares of the Fund held through certain “wrap fee” programs and 401(k) plans also may be eligible to be converted to Class I shares. Under limited circumstances, certain conversions of Class C shares also may be available. All conversions will take place at net asset value and shall not result in the realization of income or gain for federal income tax purposes. For additional information concerning conversions, or to initiate a conversion, contact your dealer, financial intermediary or the First Eagle Funds at 800.334.2143. More information concerning conversions is also available in the Statement of Additional Information, which is available upon request (see back cover).

Dividend Direction Plan

You may elect to have income dividends and capital gains distributions reinvested, without sales charges, into any share class of the Fund in which you have an existing account and maintain a minimum account balance. All reinvested dividends and distributions remain taxable for U.S. federal income tax purposes as though received in cash. For further information about dividend reinvestment, contact DST by telephone at 800.334.2143.

Redemption of Shares

You have the right to redeem all or any part of your Fund shares for cash at their net asset value next computed after proper receipt of the redemption request. You may redeem via telephone through your authorized dealer or FEF Distributors. Shares held in the dealer’s “street name” must be redeemed through the dealer, as described in the following paragraph.

Redemptions through Dealers

If you have an account with an authorized dealer you may submit a redemption request to that dealer. Authorized dealers are responsible for promptly transmitting your redemption requests to the Distributor. Dealers may impose a charge for handling redemption transactions, and they may have particular requirements concerning redemptions. Accordingly, shareholders should contact their authorized dealers for more information.

Redemptions through FEF Distributors

You may redeem your Fund shares through FEF Distributors by transmitting written redemption instructions to First Eagle Funds, P.O. Box 219324, Kansas City, MO 64121-9324. Redemption requests must meet all the following requirements to be considered in the proper form:

•	Written and signed instructions must be received from the registered owner(s).

•
A letter or a stock power signed by the registered owner(s) must include a signature guarantee by an acceptable guarantor. A guarantee is required for redemptions greater than $100,000 to be paid by check or when you want the redemption proceeds sent to an address other than the address of record, to a person other than the registered shareholder(s) for the account or to a bank account number other than the one previously designated. A signature guarantee is not required for any amount redeemed by ACH transfer or bank wire, as long as you previously designated a bank.

•	In the case of shares held in the name of a corporation, trust, fiduciary or partnership, DST must receive evidence of authority to sign and a stock power with signature(s) guaranteed.

Redemption Proceeds

Payment of the redemption price will generally be made within three business days after receipt of the redemption request in proper form. The Trust will not mail redemption proceeds for any shares until checks or ACH transfers received in payment for those shares have cleared, which may take up to 15 days. The Trust normally pays redemption proceeds in the form of a check. If you wish to avoid any such delays, you should purchase your shares via bank wire. You also may have your proceeds sent to your bank account by ACH transfer or bank wire, as long as you identified your bank on the New Account Application or Special Options Form. Proceeds sent by ACH transfer generally will be credited to your account on the second business day after the redemption. Proceeds sent by bank wire should be credited on the business day following the redemption, but there is a wire fee that will be deducted from such proceeds. Ask your financial professional for more information.

Redemptions in Kind

The Fund normally pays redemption proceeds in cash up to $250,000 or 1% of the Fund’s total value, whichever is less. The Trust reserves the right to make higher redemption payments in the form of marketable securities or, as needed, other traded assets, which is known as a “redemption in kind.” You must pay any applicable commissions or other fees when selling these assets.

Short-Term Trading Policies

The Fund is not a vehicle for frequent traders. Frequent trading (including exchanging) of Fund shares, also known as “market timing,” may increase Fund transaction and administration costs and otherwise negatively affect the Fund’s investment program, possibly diluting the Fund’s value to its longer-term investors. For example, short-term investments moving in and out of the Fund may (i) prompt otherwise unnecessary purchases and sales of portfolio securities, thus increasing brokerage costs; (ii) affect the level of cash held by the Fund over time; (iii) affect taxable gains and losses realized by the Fund; or (iv) distract a portfolio manager from the Fund’s longer-term investment strategy.

The Fund may be particularly susceptible to these risks due to its significant investments in foreign securities or due to the nature of its portfolio holdings. Foreign securities and any relatively illiquid or volatile securities are considered those most likely to be subject to inappropriate short-term trading strategies.

The policies described below are one means applied by the Fund to deter undesirable short-term trading. Pursuant to procedures approved by the Board of Trustees, the Fund also routinely reviews shareholder trades to seek to identify and deter inappropriate trading. Specifically, the Fund seeks to identify the types of transactions that may be harmful, either on an individual basis or as part of a pattern. In certain circumstances, and on occasion even involving a trade or exchange for which no redemption fee is assessed, the Fund may deem a single trade or exchange inappropriate and subject to these procedures. When the Fund identifies inappropriate trading activities, the Fund will suspend trading and exchange privileges or close the relevant account. At the discretion of the Fund, such a suspension or account closure may be temporary or permanent and may or may not be subject to appeal.

The Fund also may deem investors potential short-term traders (and subject to trading suspensions or account closures without advance notice) based on information unrelated to the specific trades in the investors’ accounts. For example, the Fund may obtain information linking an account to an account previously suspended or closed for inappropriate trading. In addition, a reliable third party may report short-term trading concerns regarding a particular account to the Fund.

The Fund cannot guarantee to identify or prevent every instance of inappropriate trading. Nonetheless, the Fund’s guiding principle is trading deemed not in the interests of longer-term Fund shareholders will be actively deterred and, when possible, prevented.

In most cases the Fund depends on cooperation from intermediaries in reviewing certain accounts, thereby limiting the Fund’s ability to monitor and discourage inappropriate trading. Although the Fund is committed to seeking the cooperation of intermediaries, the Fund often does not have immediate access to individual account-level activity for those investing through an intermediary (and generally must request information about this account activity rather than receiving it automatically). In addition, not all intermediaries maintain the types of sophisticated transaction tracking systems that permit them to apply the types of reviews applied by the Fund. The Fund does not have any arrangements intended to permit trading in contravention of the policies described in this section. The Fund may modify the short-term trading policies at any time.

Redemption Fee

The Fund does not charge a redemption fee. The Fund also does not charge a redemption fee upon an exchange of the Fund’s shares for the shares of another First Eagle Fund. However, if you choose to exchange your shares in the Fund for another First Eagle Fund you should be familiar with the redemption fee policies of that Fund as certain First Eagle Funds do charge redemption fees.

Telephone Privileges

Unless you make contrary instructions on the New Account Application or Special Options Form, you will be entitled to make telephone redemptions, exchanges, conversions and account maintenance requests if you have a preauthorized form on file with the transfer agent. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that the Trust or its agents believe are genuine. The Trust will employ reasonable procedures to confirm the instructions are genuine. Such procedures may include (i) written confirmation of telephone transactions; (ii) tape recording telephone conversations; or (iii) requiring specific personal information prior to acting upon telephone instructions.

Any owner(s), trustee(s) or other fiduciary entity named in the account registration, investment professional of record and/or other parties who can provide specific personal information will be allowed to initiate telephone transactions. Personal information may include a combination of the following items: (i) the Fund and account number, (ii) the account registration, (iii) the Social Security or tax identification number on the account, (iv) the address of record, (v) designated bank account information and (vi) any other information deemed appropriate to allow access to the account.

Telephone redemption requests received by the Trust or its agents (including authorized dealers, retirement plan administrators or other intermediaries) prior to the close of business on the NYSE on any business day will be processed that day. Such requests received after the close of business on the NYSE will be effective the following business day. Shareholders may not make redemption requests by telephone if the proceeds will be wired to a bank account number or mailed to an address other than the one previously designated by the shareholder. There is a $100,000 maximum for telephone redemptions by check. Certain retirement accounts are not eligible for all the telephone privileges referenced above. Please call 800.334.2143 for more information on telephone privileges.

Systematic Withdrawal Plan

If you own Fund shares with a current net asset value of $10,000 or more, you may use those shares to establish a Systematic Withdrawal Plan that executes withdrawals monthly or quarterly. A check in a stated amount of at least $50 will be mailed to you on or about the third, 15th, or 25th day of the month. You may not take dividends and distributions on shares invested through a Systematic Withdrawal Plan in cash; instead, you must reinvest them, which will occur at net asset value. The Fund’s shares will be redeemed as necessary to meet withdrawal payments. Withdrawals in excess of dividends and distributions will reduce and may deplete the invested principal, which may result in a gain or loss for tax purposes. It may be inefficient to purchase additional shares while concurrently withdrawing shares, due to the sales charges incurred on purchases. Accordingly, you may not maintain a Systematic Withdrawal Plan while simultaneously making regular purchases. If you establish a new account by check within 15 days of an expected withdrawal date, the Fund will not begin withdrawals until the following month, due to the Fund’s 15-day hold on check purchases. The Fund may amend or cease to offer the Systematic Withdrawal Plan at any time.

Retirement Plans

The Trust offers a variety of plans that allow investors to save for retirement and defer taxes on any investment income. These offerings include IRAs, Roth IRAs, SEPs, and SIMPLE IRAs. All investors may not realize the tax benefits of these plans. Therefore, you should consult your tax adviser regarding your eligibility.

Retirement plans may purchase Class I shares of the Fund, provided they meet the minimum initial investment amount of $1 million in an omnibus or pooled account within the Fund and will not require the Fund to pay any type of administrative fee or payment per participant account to any third party. Retirement plans requiring the payment of such fees may purchase Class A shares of the Fund without an initial sales charge. If a “finder’s fee” was paid, such a plan may be subject to a Class A contingent deferred sales charge on these investments. See About Your Investment—Public Offering Price of Class A Shares—Class A Contingent Deferred Sales Charge.

Information on Dividends, Distributions and Taxes

It is the Fund’s policy to make periodic distributions of net investment income and net realized capital gains, if any. Unless you elect otherwise, your ordinary income dividends and capital gain distributions will be reinvested in additional shares of the same share class of the Fund at net asset value calculated as of the payment date. The Fund pays ordinary income dividends and capital gains distributions on a per-share basis. As a result, on the ex-dividend date of such a payment, the net asset value of the Fund will be reduced by the amount of the payment.

The Fund intends to qualify and has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. To qualify, the Fund must meet certain income, diversification and distribution requirements. As a regulated investment company, the Fund generally will not be subject to federal income or excise taxes on ordinary income and capital gains distributed to shareholders within applicable time limits, although foreign-source income received by the Fund may be subject to foreign withholding taxes.

In general, you will be taxed on the ordinary income dividends and capital gains distributions you receive from the Fund, whether you take them as additional shares or in cash. Capital gains distributions may be taxed at different rates, depending on the types of appreciated assets and the length of time the Fund holds the appreciated assets. For example, while capital gain distributions with respect to gain on the sale of appreciated assets held by the Fund for more than one year generally will be taxed to individual shareholders at a rate of 15% for taxable years beginning on or before December 31, 2012, capital gain distributions with respect to the sale of collectibles (such as gold bullion) held by the Fund for more than one year will be taxed to individual shareholders at a rate of 28%. For taxable years beginning on or before December 31, 2012, certain ordinary income dividends paid by the Fund to non-corporate shareholders (including individuals) may be eligible for preferential tax treatment at the rate applied to long-term capital gains. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

Tax issues can be complicated. Exchanges of Fund shares are treated as sales and purchases and are subject to taxes. Please consult your tax adviser about federal, state, or local tax consequences or with any other tax questions you may have.

By February 15 of each year, we will send you a statement showing the tax status of your dividends and distributions for the prior year. There may be tax consequences for shareholders who are nonresident aliens or foreign entities. Please see the Statement of Additional Information for more information.

Privacy Notice for Individual Shareholders

The Trust is committed to protecting your privacy. We are providing you with this privacy notice to inform you of how we handle your personal information that we collect and may disclose to our affiliates. If the Trust changes its information practices, we will provide you with notice of any material changes. This privacy policy supersedes any of our previous policies relating to the information you disclose to us.

Why this Privacy Policy Applies to You

You obtained a financial product or service from or through us for personal, family or household purposes when you opened a shareholder account with the Trust, and are therefore covered by this privacy policy.

What We do to Protect Your Personal Information

We protect personal information provided to us by our individual shareholders according to strict standards of security and confidentiality. These standards apply to both our physical facilities and any online services we may provide. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.

Personal Information that We Collect and May Disclose

As part of providing you with the Trust’s products and services, we may obtain nonpublic personal information about you from the following sources:

•	Information we receive from you on subscription applications or other forms, such as your name, address, telephone number, Social Security number, occupation, assets and income;
•	Information about your transactions with us, our affiliates, or unaffiliated third parties, such as your account balances, payment history and account activity; and
•	Information from public records we may access in the ordinary course of business.

Categories of Affiliates to Whom We May Disclose Personal Information

We may share personal information about you with affiliates. Our affiliates do business under names that include Arnhold and S. Bleichroeder Holdings, Inc., First Eagle Investment Management, LLC, and FEF Distributors, LLC.

You May Limit Marketing Solicitations By Choosing To Opt Out

We offer you the right to opt out from many types of marketing by our affiliates based on your personal information that we collect and share in accordance with this privacy policy. To limit those marketing solicitations, you may call 800.334.2143 indicating your desire not to receive marketing from our affiliates. Should you choose to opt out, your choice will remain in our records until you notify us otherwise, although we may choose to contact you in the future to modify your preference.

When We May Disclose Your Personal Information to Unaffiliated Third Parties

We will only share your personal information collected, as described above, with unaffiliated third parties:

•	At your request;
•
When you authorize us to process or service a transaction or product (unaffiliated third parties in this instance may include service providers such as the Trust’s distributors, registrar and transfer agent for shareholder transactions, and other parties providing individual shareholder servicing, accounting and recordkeeping services);

•
With companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them; or

•	When required by law to disclose such information to appropriate authorities.

We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

What We do with Personal Information about Our Former Customers

If you decide to discontinue doing business with us, the Trust will continue to adhere to this privacy policy with respect to the information we have in our possession about you and your account following the termination of our shareholder relationship.

How to Reach First Eagle High Yield Fund

You can send all requests for information or transactions to:

Regular Mail:

First Eagle Funds
P.O. Box 219324
Kansas City, MO 64121-9324

or

Overnight Mail:
First Eagle Funds
c/o DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105-1807

You can contact us by telephone at 800.334.2143.

Please visit us online at www.firsteaglefunds.com

Useful Shareholder Information

How to Obtain Our Shareholder Reports

We will send you copies of our annual and semi-annual reports on a regular basis, once you become a shareholder. The annual reports discuss the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. They also contain audited financial statements by the First Eagle Funds’ independent accountants.

How to Obtain Our Statement of Additional Information

The Statement of Additional Information (SAI), which is referenced in this Prospectus, is available to you without charge. To obtain a copy, please contact us via mail or phone, or visit our website (www.firsteaglefunds.com). In addition, you may visit the Securities and Exchange Commission’s (SEC’s) website (www.sec.gov) to view the SAI and other information. Also, you can obtain copies of the SAI by sending your request and fee to the SEC’s Public Reference Section, Washington, D.C. 20549-0102, or by e-mail to publicinfo@sec.gov. You also may review and copy information about the Funds, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. To find out more about the public reference room, call the SEC at 202.551.8090.

Distributor

FEF Distributors, LLC
1345 Avenue of the Americas
New York, NY 10105

Investment Adviser

First Eagle Investment Management, LLC
1345 Avenue of the Americas
New York, NY 10105

Financial Highlights

The Old Mutual High Yield Fund will be the accounting survivor and the First Eagle High Yield Fund will adopt the financial statements and financial history of the Old Mutual High Yield Fund upon the consummation of the Reorganization.

EXHIBIT C

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this ___ day of __________, 2011 by and among (i) Old Mutual Funds II, an open-end registered investment company (the “Target Entity”) on behalf of the Old Mutual High Yield Fund, its series portfolio (the “Target Fund”); (ii) Old Mutual Capital, Inc. (“Target Adviser”); (iii) First Eagle Funds, an open-end registered investment company (the “Acquiring Entity”), on behalf of the First Eagle High Yield Fund, its series portfolio (the “Acquiring Fund”); and (vi) First Eagle Investment Management, LLC (“Acquiring Adviser”).

WHEREAS, Target Adviser and Old Mutual (US) Holdings Inc. entered into a definitive agreement dated September 30, 2011 (the “Transaction Agreement”) to sell certain assets relating to the Target Fund to Acquiring Adviser (referred to herein as the “Corporate Transaction”);

WHEREAS, in connection with the Corporate Transaction, the parties hereto intend for the Acquiring Fund and the Target Fund to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire the Assets and Liabilities (defined in Section 1.1) of the Target Fund in exchange for the corresponding class of shares of the Acquiring Fund of equal value to the Net Assets (defined in Section 1.1) of the Target Fund being acquired, and (ii) the Target Fund will distribute such shares of the Acquiring Fund to shareholders of the corresponding class of the Target Fund, in complete liquidation and termination of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).  The Acquiring Fund is, and will be immediately prior to Closing (defined in Section 3.1), a shell series, without assets (other than seed capital) or liabilities, created for the purpose of acquiring the assets and liabilities of the Target Fund;

WHEREAS, the Target Entity and the Acquiring Entity each is an open-end, registered investment company of the management type; and

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation with respect to the Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATION

1.1.           Provided that all conditions precedent to the Reorganization set forth herein have been satisfied as of the Closing Date (defined in Section 3.1), and based on the representations and warranties each party provides to the others, the Target Entity and Acquiring Entity each agree to take the following steps with respect to the Reorganization, the parties to which and class of shares to be issued in connection with which are set forth in Exhibit A:

(a)           The Target Fund shall transfer all of its Assets, as defined and set forth in Section 1.1(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume the Liabilities, as defined and set forth in Section 1.1(c), and deliver to the Target

Fund the number of full and fractional Acquiring Fund shares determined in the manner set forth in Section 2.

(b)           The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets, property and goodwill, including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries) and dividends or interest receivable that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, except for cash, bank deposits or cash equivalent securities in an amount necessary to pay the estimated costs of extinguishing any Excluded Liabilities (as defined in Section 1.1(c)) and cash in an amount necessary to pay any distributions pursuant to Section 7.1(g) (collectively, “Assets”).

(c)           The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Closing Date in connection with the acquisition of the Assets and subsequent liquidation and dissolution of the Target Fund, except for the Target Fund’s Excluded Liabilities (as defined below), if any, pursuant to this Agreement (“Liabilities”).  The Target Fund will use its best efforts to disclose to the Acquiring Adviser and to discharge all known Liabilities prior to or at the Valuation Date (as defined in Section 2.1(a)) to the extent possible and consistent with its own investment objectives and policies and normal business operations.  If prior to the Closing Date the Acquiring Entity identifies a liability that the Acquiring Entity and the Target Entity mutually agree should not be assumed by the Acquiring Fund, such liability shall be excluded from the definition of Liabilities hereunder and shall be listed on a Schedule of Excluded Liabilities to be signed by the Acquiring Entity and the Target Entity at Closing and attached to this Agreement as Schedule 1.1(c) (the “Excluded Liabilities”).  Notwithstanding the foregoing, no liability of the Target Fund shall be excluded if in the reasonable judgment of the Target Fund’s tax counsel such exclusion would prevent the Reorganization from qualifying as a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Code.  The Assets minus the Liabilities of the Target Fund shall be referred to herein as the Target Fund’s “Net Assets.”

(d)           As soon as is reasonably practicable after the Closing, the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the shares of the Acquiring Fund of the corresponding class received by the Target Fund pursuant to Section 1.1(a), as set forth in Exhibit A, on a pro rata basis within that class, and without further notice the outstanding shares of the Target Fund will be redeemed and cancelled as permitted by its charter and applicable law, and the Target Fund will as promptly as practicable completely liquidate and dissolve.  Such distribution and liquidation will be accomplished, with respect to each class of the Target Fund’s shares, by the transfer of the Acquiring Fund shares of the corresponding class then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders of the class.  The aggregate net asset value of the Acquiring Fund shares to be so credited to the Target Fund Shareholders shall be equal to the aggregate net asset value of the Target Fund’s shares owned by the Target Fund Shareholders on the Valuation Date.  The Acquiring Fund shall not issue certificates representing shares in connection with such exchange.

(e)           Ownership of Acquiring Fund shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.

2.	VALUATION

2.1.           With respect to the Reorganization:

(a)           The value of the Target Fund’s Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”), which shall reflect the declaration of any dividends, on the business day immediately preceding the Closing Date (the “Valuation Date”), using the Target Fund’s valuation procedures established by the Target Entity’s Board of Trustees, which shall be provided to the Acquiring Fund prior to the Valuation Date.

(b)           The net asset value per share of each class of the Acquiring Fund shares issued in connection with the Reorganization shall be the net asset value per share of the corresponding class of the Target Fund as of the close of business on the Valuation Date.

(c)           The number of shares issued of each class of the Acquiring Fund (including fractional shares, if any, rounded to the nearest thousandth) in exchange for the Target Fund’s Net Assets shall equal the number of shares of the corresponding class of the Target Fund outstanding as of the Valuation Time.

(d)           All computations of value shall be made by the Target Fund’s designated recordkeeping agent using the valuation procedures described in this Section 2 and shall be subject to review by the Acquiring Fund’s recordkeeping agent.

3.	CLOSING AND CLOSING DATE

3.1.           The Reorganization shall close on December 30, 2011 or such other date as the parties may agree (the “Closing Date”).  All acts taking place at the closing of the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the NYSE on the Closing Date of the Reorganization unless otherwise agreed to by the parties (the “Closing Time”).  The Closing of the Reorganization shall be held in person, by facsimile, email or such other communication means as the parties may reasonably agree.

3.2.           With respect to the Reorganization:

(a)           The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Date to the Acquiring Fund’s Custodian for the

account of the Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof.  The Target Fund shall direct the Target Fund’s custodian (the “Target Custodian”) to deliver to the Acquiring Fund’s Custodian as of the Closing Date by book entry, in accordance with the customary practices of Target Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)), in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held.  The cash to be transferred by the Target Fund shall be delivered to the Acquiring Fund’s Custodian by wire transfer of federal funds or other appropriate means on the Closing Date.  If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or its Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or its Custodian, such as brokers’ confirmation slips.

(b)           The Target Entity shall direct the Target Custodian for the Target Fund to deliver to the Acquiring Fund at the Closing, or promptly thereafter, consistent with commercially reasonable standards, a certificate of an authorized officer stating that (i) except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal, state and foreign stock transfer stamps, if any, have been paid or provision for payment has been made.

(c)           At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide (i) instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary) and (ii) the information and documentation maintained by the Target Fund or its agents relating to the identification and verification of the Target Fund Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations (the “AML Documentation”) and such other information as the Acquiring Fund may reasonably request.  The Acquiring Fund and its transfer agent shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete.

(d)           The Target Entity shall direct the transfer agent for the Target Fund (the “Target Transfer Agent”) to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Entity, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares of each class owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Target Fund a confirmation evidencing the Acquiring Fund shares to be credited on the Closing Date, or provide other evidence satisfactory to the Target Entity that such Acquiring Fund shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(e)           In the event that on the Valuation Date or the Closing Date (a) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquiring Entity or the Target Entity or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1.           The Target Entity, on behalf of itself or, where applicable the Target Fund, represents and warrants to the Acquiring Entity and Acquiring Fund as follows:

(a)           The Target Fund is duly organized as a series of the Target Entity, which is a statutory trust duly formed under, validly existing and in good standing under the laws of the State of Delaware, with power under the Target Entity’s governing documents (including bylaws), as applicable (“Governing Documents”), to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder;

(b)           The Target Entity is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of the shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c)           No consent, approval, authorization, or order of any court or governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and the Target Entity of the transactions contemplated herein, except such as have been or will be (at or prior to the Closing Date) obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;

(d)           The current prospectus and statement of additional information of the Target Fund and each prospectus and statement of additional information of the Target Fund used at all times between [July 26, 2011] and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)           The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information and the value of the net assets of the Target Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the rules and regulations of the Commission thereunder and the pricing and valuation policies of the Target Fund and there have been no known material miscalculations of the net asset value of the Target Fund or the net asset value per share of the Target Fund during the three month period preceding the date hereof which would have a material adverse effect on such Target Fund or its properties or assets;

(f)           Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund will on the Closing Date have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act, provided that the Acquiring Fund will acquire Assets that are segregated as collateral for the Target Fund’s derivative positions (if any), including without limitation, as collateral for swap positions and as margin for futures positions, subject to such segregation and liens that apply to such Assets;

(g)           Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Target Entity’s Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Target Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or Target Entity is a party or by which it is bound;

(h)           Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, all material contracts or other commitments of the Target Fund (other than this Agreement) will terminate with respect to the Target Fund without liability to the Target Fund or may otherwise be assigned to the Acquiring Fund without the payment of any fee (penalty or otherwise) or acceleration of any obligations of the Target Fund on or prior to the Closing Date;

(i)           Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Target Fund’s knowledge, threatened against the Target Entity or the Target Fund that, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of its business.  The Target Fund and the Target Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Target Entity nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(j)           The financial statements of the Target Fund for the Target Fund’s most recently completed fiscal year have been audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A (the “Prospectus” and “Statement of Additional Information”).  Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished or made available to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(k)           Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, except as otherwise disclosed to and accepted by the Acquiring Fund in writing.  For the purposes of this subparagraph, a decline in net asset value due to declines in market values of securities held by the Target Fund, the redemption of the Target Fund’s shares by shareholders of the Target Fund or the discharge of the Target Fund’s ordinary course liabilities shall not constitute a material adverse change;

(l)           On the Closing Date, all material Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof.  To the Target Fund’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Target Fund financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements.  As used in this Agreement, “Tax” or “Taxes” means (i) any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax.  “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(m)           The Target Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code.  The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date.  On or before the Closing Date, unless the Reorganization qualifies as a “reorganization” under Section 368(a)(1)(F) of the Code, the Target Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders (i)  all of the Target Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); (ii) all of the Target Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover); and (iii) at least 90 percent of the excess, if any, of the Target Fund’s interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the taxable year prior to the Closing Date and at least 90 percent of such net tax-exempt income for such final taxable year;

(n)           All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Entity and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws.  All of the issued and outstanding shares of the Target Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Target Transfer Agent, on behalf of the Target Fund.  The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Target Fund, nor is there outstanding any security convertible into any of the Target Fund’s shares;

(o)           The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the trustees, as applicable, of the Target Entity and, subject to the approval of the shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(p)           The combined proxy statement and prospectus and statement of additional information (collectively, the “Proxy Statement/Prospectus”) to be included in the Acquiring Entity ’s registration statement on Form N-14 (the “N-14 Registration Statement”) and filed in connection with this Agreement, and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to the Target Entity or the Target Fund, each comply or will comply in all material respects with the applicable requirements of the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder on the effective date of such N-14 Registration Statement.  Each of the Proxy Statement/Prospectus, N-14 Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as it relates to the Target Entity or the Target Fund, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading on the effective date of such N-14 Registration Statement; provided, however, that the Target Entity makes no representations or warranties as to the information contained in the Proxy Statement/Prospectus, N-14 Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto in reliance upon and in conformity with information relating to the Acquiring Entity or the Acquiring Fund, including information furnished by the Acquiring Entity to the Target Fund specifically for use in connection with the Proxy Statement/Prospectus, N-14 Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto or otherwise publicly available on the Acquiring Entity’s website or the SEC’s public disclosure system;

(q)           The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(r)           The Target Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code; and

(s)           The Target Fund has no unamortized or unpaid organizational fees or expenses.

4.2.           The Acquiring Entity, on behalf of itself or, where applicable, the Acquiring Fund, represents and warrants to the Target Entity and Target Fund as follows:

(a)           The Acquiring Fund is duly organized as a series of the Acquiring Entity, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware, with power under its Agreement and Declaration of Trust, as amended (the “Agreement and Declaration of Trust”), to own all of its properties and assets and to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder;

(b)           The Acquiring Entity is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act are in full force and effect;

(c)           No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be (at or prior to the Closing Date) obtained under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(d)           The prospectus and statement of additional information of the Acquiring Fund will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)           On the Closing Date, the Acquiring Fund will have no assets other than nominal capital contributed by Acquiring Adviser or its affiliates;

(f)           Except as otherwise disclosed in writing to and accepted by or on behalf of the Target Fund, the Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Entity’s Agreement and Declaration of Trust or by-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound;

(g)           Except as otherwise disclosed in writing to and accepted by or on behalf of the Target Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Entity or the Acquiring Fund that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business.  The Acquiring Fund and the Acquiring Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Acquiring Entity nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)           The Acquiring Fund is, and will be at the time of Closing, a new series portfolio of the Acquiring Entity created within the last 12 months, without assets (other than seed capital) or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to Acquiring Adviser or its affiliate to secure any required initial shareholder approvals;

(i)           On the Closing Date, all material Returns of the Acquiring Fund required by law to have been filed by such date, if any (including any extensions), shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof.  To the Acquiring Fund’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any Taxes; and no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending;

(j)           The Acquiring Fund was formed for the purpose of the Reorganization and intends to elect to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code.  The Acquiring Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain qualification as a regulated investment company beginning on the first day of its current taxable year.  The Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

(k)           The Acquiring Fund does not have and will not have outstanding as of the Closing Date any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares (other than rights presented by this contract), nor is there outstanding any security convertible into any Acquiring Fund shares;

(l)           The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the trustees of the Acquiring Entity, on behalf of the Acquiring Fund, and subject to the approval of shareholders of the Target Fund and the due authorization, execution and delivery of the Agreement by the other parties thereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)           The shares of the Acquiring Fund to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund shares, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Entity;

(n)           The Acquiring Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(o)           The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by Acquiring Adviser or its affiliates; and

(p)           As of the effective date of the N-14 Registration Statement, the date of the meeting of shareholders of the Target Fund and the Closing Date, the information relating to the Acquiring Entity or the Acquiring Fund in the N-14 Registration Statement, including information furnished by the Acquiring Entity to the Target Fund specifically for use in connection with the Proxy Statement/Prospectus, N-14 Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto or otherwise publicly available on the Acquiring Entity’s website or the SEC’s public disclosure system, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target Fund for use therein.

5.	COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND

5.1.           With respect to the Reorganization:

(a)           The Acquiring Fund and the Target Fund each: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Acquiring Fund or the Target Fund, as appropriate, in the ordinary course in all material respects.

(b)           The parties hereto shall cooperate in preparing, and the Acquiring Entity shall file with the Commission, the N-14 Registration Statement on Form N-14 under the

1933 Act which shall properly register the Acquiring Fund shares to be issued in connection with the Reorganization and include a proxy statement with respect to the votes of the shareholders of the Target Fund to approve the Reorganization.

(c)           The Target Entity will call a meeting of the shareholders of the Target Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.  The Target Entity shall, through its board of trustees, if considered by such trustees to be consistent with their fiduciary obligations, recommend to the shareholders of the Target Fund approval of this Agreement.

(d)           The Target Fund covenants that the Acquiring Fund shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

(e)           If reasonably requested by the Acquiring Fund, the Target Entity will provide the Acquiring Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (2) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, for all of the shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become holders of the Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, and (3) the tax books and records of the Target Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date.  The information to be provided under (1) of this sub-section shall be provided as soon as reasonably practicable after the Closing and the information to be provided under (2) and (3) of this sub-section shall be provided at or prior to the Closing.

(f)           Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

(g)           As soon as is reasonably practicable after the Closing, the Target Fund will make one or more liquidating distributions to its shareholders consisting of the applicable class of shares of the Acquiring Fund received at the Closing, as set forth in Section 1.1(d) hereof.

(h)           The Acquiring Fund and the Target Fund shall each use their reasonable best efforts prior to Closing to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

(i)           The Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

(j)           The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

(k)           It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a) of the Code.  None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of a Reorganization to qualify as a reorganization with the meaning of Section 368(a) of the Code.

(l)           Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

(m)           If reasonably requested by the Acquiring Fund, the Target Fund on or prior to the signing of this Agreement or within a reasonable period after the Closing, the Target Fund shall have delivered to the Acquiring Fund copies of: (1) the federal, state and local income tax returns filed by or on behalf of the Target Fund for the prior three (3) taxable years, and (2) any organizational documents, including without limitation, the declarations of trust, articles of incorporation and bylaws.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

6.1.           The obligations of the Target Entity, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Target Fund’s election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

(a)           All representations and warranties of the Acquiring Fund and the Acquiring Entity contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b)           The Acquiring Entity shall have delivered to the Target Fund on the Closing Date a certificate executed in its name by its President or Vice President and

Treasurer, in form and substance reasonably satisfactory to Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(c)           The Acquiring Entity and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity and the Acquiring Fund, on or before the Closing Date;

(d)           The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional shares of each class of the Acquiring Fund to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.1 hereto; and

(e)           The Target Entity shall have received on the Closing Date the opinion of Shearman & Sterling, LLP (“Counsel”), counsel to the Acquiring Entity (which may rely on certificates of officers or trustees of the Acquiring Entity), dated as of the Closing Date, covering the following points:

(i)           The Acquiring Entity is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of the Acquiring Fund’s properties and assets and to conduct its business, including that of the Acquiring Fund, as described in its organizational documents or in the most recently filed registration statement of the Acquiring Fund;

(ii)           The Acquiring Entity is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including the Acquiring Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(iii)           The Agreement has been duly authorized by the Acquiring Entity on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the other parties thereto, is a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable against it in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors' rights generally, general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing;

(iv)           The Acquiring Fund shares to be issued to the Target Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and upon receipt of the Target Fund’s Assets will be fully paid and non assessable by the Acquiring Entity and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof; and

(v)           The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Entity’s Agreement and Declaration of Trust or By-Laws or a breach or default under any agreement pertaining to the Acquiring Fund identified as an exhibit in Part C of the registration statement on Form N-1A last filed by Acquiring Entity or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

7.1.           The obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the performance by the Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a)           All representations and warranties of the Target Entity and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b)           The Target Entity, on behalf of the Target Fund, shall have delivered to the Acquiring Entity on the Closing Date (i) a statement of the Target Fund’s Assets, together with a list of portfolio securities of the Target Fund, as of the Closing Date, certified by the Treasurer of the Target Entity, (ii) the Target Fund Shareholder Documentation, (iii) the AML Documentation and (iv) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund;

(c)           The Target Entity shall have delivered to the Acquiring Entity on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

(d)           The Target Custodian and the Target Transfer Agent shall have delivered the certificates contemplated by Sections 3.2(b) (if available at the Closing) and 3.2(d) of this Agreement, respectively, and the Target Transfer Agent or the Target Fund’s President or Vice President shall have delivered the certificate contemplated by Section 5.1(e) of this Agreement, each duly executed by an authorized officer of the Target Custodian, the Target Transfer Agent, the Target Fund’s President or the Target Fund’s Vice President, as applicable;

(e)           The Target Entity and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Entity and the Target Fund, on or before the Closing Date;

(f)           The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional shares of each class of the Acquiring Fund set forth on Exhibit A hereto to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.1 hereto;

(g)           On or before the Closing Date, unless the Reorganization qualifies as a “reorganization” under Section 368(a)(1)(F) of the Code, the Target Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders (i)  all of the Target Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); (ii) all of the Target Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover); and (iii) at least 90 percent of the excess, if any, of the Target Fund’s interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the taxable year prior to the Closing Date and at least 90 percent of such net tax-exempt income for such final taxable year; and

(h)           The Acquiring Entity shall have received on the Closing Date the opinion of Stradley, Ronon, Stevens & Young, LLP, counsel to the Target Entity (which may rely on certificates of officers or trustees of the Target Entity), covering the following points:

(i)           The Target Entity is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware, and has the trust power to own all of Target Fund’s properties and assets, and to conduct its business, including that of the Target Fund, as described in its organizational documents or in the most recently filed registration statement of the Target Fund;

(ii)           The Target Entity is a registered investment company classified as a management company of the open-end type with respect to itself and, if applicable, each series of shares it offers, including the Target Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(iii)           The Agreement has been duly authorized by the Target Entity on behalf of Target Fund and, assuming due authorization, execution and delivery of the Agreement by the other parties thereto, is a valid and binding obligation of the Target Entity, on behalf of the Target Fund, enforceable against the Target Entity in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors' rights generally, general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing; and

(iv)           The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of, as appropriate, the Target Entity’s Governing Documents or a breach or default under any agreement pertaining to the Target Fund identified as an exhibit in Part C of the registration statement on Form N-1A last filed by Target Entity or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Acquiring Entity or Target Entity, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.           The Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Entity’s Governing Documents, applicable law of the jurisdiction in which the Target Entity is organized and the 1940 Act, and certified copies of the voting record from the proxy solicitor or other written correspondence evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.1;

8.2.           The Agreement and transactions contemplated herein shall have been approved by the board of trustees of the Target Entity and the board of trustees of the Acquiring Entity and each party shall have delivered to the other party a copy of the resolutions approving this Agreement and the transactions contemplated in connection herewith adopted by such party’s board of trustees, certified by the Secretary or equivalent officer. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.2;

8.3.           On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Entity’s or the Acquiring Entity’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement, the transactions contemplated herein or the Corporate Transaction;

8.4.           All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.5.           The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.6.           The Target Entity and the Acquiring Entity shall have received on or before the Closing Date an opinion of Counsel in form and substance reasonably acceptable to the Target Entity and the Acquiring Entity, as to the matters set forth on Schedule 8.6.  Such opinion shall be based on customary assumptions and on representations contained in certificates of officers of the Target Entity, the Acquiring Entity and others, and the officers of the Target Entity and the Acquiring Entity shall use their best efforts to make available such truthful certificates.  The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in section 1297(a) of the Code or any contract described in Section 1256(b) of the Code) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) regardless of whether such transfer would otherwise be a non-taxable transaction under the Code.

9.	BROKERAGE FEES AND EXPENSES

9.1.           The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.           Target Adviser will bear and/or reimburse the Acquiring Adviser for the expenses relating to the Reorganization, as set forth in Section 11.2 of the Transaction Agreement.  The costs of the Reorganization shall include, but not be limited to, preparation, printing and distribution of the N-14 Registration Statement for the Reorganization (including the prospectus/proxy statement contained therein), legal fees, accounting fees, and expenses of soliciting shareholders and holding shareholders’ meetings.  Costs associated with organizing the Acquiring Fund shall be borne by the Acquiring Adviser.

10.	COOPERATION AND EXCHANGE OF INFORMATION

Prior to the Closing and for a reasonable time thereafter, the Target Entity and the Acquiring Entity will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any Tax Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose.

11.           INDEMNIFICATION

11.1.           With respect to the Reorganization, the Acquiring Entity, out of the assets of the Acquiring Fund, and Acquiring Adviser agree to indemnify and hold harmless the Target Entity and each of the Target Entity’s officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Target Entity or any of its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Entity, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement.

11.2.           With respect to the Reorganization, Target Adviser agrees to indemnify and hold harmless the Acquiring Entity and its officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Acquiring Entity or any of its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Entity, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement.

12.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS

12.1.           Except as described in Section 9.2, each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.2.           The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year.

13.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by (i) mutual agreement of the parties; or (ii) by either the Acquiring Entity or the Target Entity if the Closing shall not have occurred on or before March 31, 2012, unless such date is extended by mutual agreement of the Acquiring Entity and the Target Entity; or (iii) by any party if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith.  In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees or officers, except for (i) any such material breach or intentional misrepresentation or (ii) the parties’ respective obligations under Section 11, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.

15.           NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

For the Target Entity:

Joan R. Gulinello, Esq.
Old Mutual Asset Management
[Insert Address]
Telephone No.: (617) 369-7379
Facsimile No.: (617) 369-7479
E-mail: jgulinello@oldmutualus.com

With a copy (which shall not constitute notice) to:
Matthew R. DiClemente, Esq.
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA  19103
Telephone: (215) 564-8173
Facsimile No.: (215) 564-8120
E-mail: mdiclemente@stradley.com

For the Acquiring Entity

[Name]
[Address]
Fax:  __________________
Attn: __________________

with a copy to:

[Name]
[Address]
Fax:  __________________
Attn: __________________

For Acquiring Adviser:

[Name]
[Address]
Fax:  __________________
Attn: __________________

16.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

16.1.           The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2.           This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable Federal law, without regard to its principles of conflicts of laws.

16.3.           This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.4.           This agreement may be executed in any number of counterparts, each of which shall be considered an original.

16.5.           It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents, or employees personally, but, except as provided in Sections 9.2, 11.1 and 11.2 hereof, shall bind only the property of the applicable Target Fund or the applicable Acquiring Fund as provided in the Governing Documents of the applicable Target Entity or the Agreement and Declaration of Trust of the applicable Acquiring Entity, respectively.  The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of the Acquiring Fund and Target Fund.

Old Mutual Funds II, on behalf of Old Mutual High Yield Fund By: _________________________________ Name: Title:	First Eagle Trust, on behalf of First Eagle High Yield Fund By: _________________________________ Name: Title:

Old Mutual Capital, Inc. By: _________________________________ Name: Title:	First Eagle Investment Management, LLC By: _________________________________ Name: Title:

EXHIBIT A

CHART OF REORGANIZATION

Acquiring Fund (and share classes) and Acquiring Entity	Target Fund (and share classes) and Target Entity
First Eagle High Yield Fund, a series of First Eagle Funds Class I shares	Old Mutual High Yield Fund, a series of Old Mutual Funds II Institutional Class shares

Schedule 1.2(c)

Excluded Liabilities

[None]

Schedule 8.6
Tax Opinions

With respect to the Reorganization:

(i)           The acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in the Agreement, in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Target Fund, should qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each should be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

(ii)           No gain or loss should be recognized by the Target Fund upon the transfer of all of its assets to, and assumption of all of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund shares pursuant to Section 361(a) and Section 357(a) of the Code.

(iii)           No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of all of the liabilities of the Target Fund and issuance of the Acquiring Fund shares pursuant to Section 1032(a) of the Code.

(iv)           No gain or loss should be recognized by the Target Fund upon the distribution of the Acquiring Fund shares by the Target Fund to its shareholders in complete liquidation (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code.

(v)           The tax basis of the assets of the Target Fund received by the Acquiring Fund should be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the exchange pursuant to Section 362(b) of the Code.

(vi)           The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund should include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code.

(vii)           No gain or loss should be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares for the Acquiring Fund shares pursuant to Section 354(a) of the Code.

(viii)           The aggregate tax basis of the Acquiring Fund shares to be received by each shareholder of the Target Fund should be the same as the aggregate tax basis of Target Fund shares surrendered in exchange therefor pursuant to Section 358(a)(1) of the Code.

(ix)           The holding period of Acquiring Fund shares received by a shareholder of the Target Fund should include the holding period of the Target Fund shares surrendered in exchange therefor, provided that the shareholder held Target Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

EXHIBIT D

OWNERSHIP OF THE OLD MUTUAL HIGH YIELD FUND

Significant Holders

Listed below is the name, address and percent ownership of each person who, as of November 18, 2011, to the best knowledge of the Old Mutual High Yield Fund owned 5% or more of the outstanding shares of the Old Mutual High Yield Fund.  A shareholder who owns beneficially 25% or more of the outstanding securities of the Old Mutual High Yield Fund is presumed to “control” the fund as defined in the 1940 Act.  Such control may affect the voting rights of other shareholders.

Name and Address	Number of Shares Owned	Percent Owned of Record*

__________

*Old Mutual has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

D-1

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

Note: If you vote by Internet or Telephone, please do not mail your card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<XXXXX>1

KEEP THIS PORTION FOR YO UR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OLD MUTUAL HIGH YIELD FUND (the “Target Fund”)
AN INVESTMENT PORTFOLIO OF OLD MUTUAL
FUNDS II

This proxy is solicited by the Board of Trustees, which recommends voting “FOR” this proposal.	For	Against	Abstain
1.    To approve an Agreement and Plan of Reorganization between the Target Fund and First Eagle High Yield Fund (the “Acquiring Fund”), a series of the First Eagle Funds, providing for: (a) the acquisition of all of the assets and assumption of liabilities of the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.

	[_]	[_]	[_]

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please vote, sign and date this proxy card and return it in the enclosed envelope.

Please sign this proxy exactly as shareholder name appears hereon. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

<XXXXX>2

OLD MUTUAL FUNDS II

OLD MUTUAL HIGH YIELD FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 28, 2011

The undersigned shareholder of Old Mutual High Yield Fund (the “Fund”), a n investment portfolio of Old Mutual Funds II, hereby appoints Julian F. Sluyters and Kathryn L. Santoro, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote as indicated below, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on November 18, 2011, at the Special Meeting of Shareholders (the “Meeting”) to be held at the offices of Old Mutual Capital, Inc. located at 4643 South Ulster Street, Suite 700, Denver, Colorado 80237 on December 28, 2011 at 10:00 a.m. Mountain Time, and at any and all adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL OUTLINED ON THE REVERSE SIDE. IF SIGNED AND DATED, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL UNLESS OTHERWISE INDICATED ON THE REVERSE.

PLEASE SIGN ON REVERSE SIDE

Part B
STATEMENT OF ADDITIONAL INFORMATION
[______], 2011
to the
Registration Statement on Form N-14 Filed by:

First Eagle Funds
On behalf of First Eagle High Yield Fund

1345 Avenue of the Americas
New York, New York 10105
1-800-334-2143

Relating to the December 28, 2011 Special Meetings of Shareholders of the Old Mutual High Yield Fund

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated [_____], 2011, relating specifically to the Special Meetings of Shareholders of the Old Mutual High Yield Fund, a series of Old Mutual Funds II, to be held on December 28, 2011 (the “Proxy Statement/Prospectus”).  Copies of the Proxy Statement/Prospectus may be obtained at no charge by calling or writing to First Eagle Funds at the telephone number or address stated above.  You also can access this information at [www.________].

The First Eagle High Yield Fund had not commenced operations as of the date of this Statement of Additional Information and financial statements are not yet available.

TABLE OF CONTENTS
Page
GENERAL INFORMATION	1
INCORPORATION BY REFERENCE	1
PRO FORMA FINANCIAL STATEMENTS	2
EXHIBIT A: ADDITIONAL INFORMATION ABOUT THE FIRST EAGLE HIGH YIELD FUND

GENERAL INFORMATION

This Statement of Additional Information relates to the proposed reorganization of the Old Mutual High Yield Fund, a series of Old Mutual Funds II, with and into the First Eagle High Yield Fund, a newly formed series of First Eagle Funds.  The proposed reorganization involves: (i) the transfer of all of the assets of the Old Mutual High Yield Fund to the First Eagle High Yield Fund and the assumption of the stated liabilities of the Old Mutual High Yield Fund by the First Eagle High Yield Fund in exchange for shares of the First Eagle High Yield Fund; (ii) the subsequent pro rata distribution of shares of the First Eagle High Yield Fund to the Old Mutual High Yield Fund shareholders, and (iii) the termination and complete liquidation of the Old Mutual High Yield Fund (the “Reorganization”).

Further information is included in the Proxy Statement/Prospectus and in the documents listed below, which are incorporated by reference into this Statement of Additional Information.

INCORPORATION BY REFERENCE

This Statement of Additional Information incorporates by reference the following documents, which have been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this Statement of Additional Information:

1.
Statement of Additional Information of Old Mutual Funds II, with respect to the Old Mutual High Yield Fund, dated July 26, 2011 (filed via EDGAR on July 26, 2011, Accession No. 0000775180-11-000047) (the “OMF SAI”).

2.	Supplement dated September 30, 2011 to the OMF SAI, with respect to the Old Mutual High Yield Fund (filed via EDGAR on September 30, 2011, Accession No. 0000775180-11-000095).
3.
The audited financial statements and related report of the independent registered public accounting firm included in the Annual Report to Shareholders of Old Mutual Funds II for the fiscal year ended March 31, 2011, with respect to the Old Mutual High Yield Funds (filed via EDGAR on June 7, 2011, Accession No. 0000775180-11-000035).

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial information has not been prepared for the Reorganization because the Old Mutual High Yield Fund is being reorganized into a newly organized series with no assets and liabilities that will commence investment operations upon completion of the Reorganization and continue the operations of the Old Mutual High Yield Fund. The First Eagle High Yield Fund will adopt the financial statements and financial history of the Old Mutual High Yield Fund upon the consummation of the Reorganization.

EXHIBIT A: ADDITIONAL INFORMATION ABOUT THE FIRST EAGLE HIGH YIELD FUND

It is currently contemplated that before the First Eagle High Yield Fund commences operations, substantially all of the assets of the Old Mutual High Yield Fund will be transferred to the First Eagle High Yield Fund in a tax-free reorganization (the “Reorganization”). If approved by shareholders of the Old Mutual High Yield Fund, the Reorganization will occur on or about December 30, 2011.  As a result of the Reorganization, the performance and accounting history of the Old Mutual High Yield Fund will be assumed by the First Eagle High Yield Fund.

ORGANIZATION OF THE FUND

First Eagle High Yield Fund (the “Fund” or the “High Yield Fund”) is a separate portfolio of First Eagle Funds (the “Trust”).  The Trust is a Delaware statutory trust but is a successor business to a Maryland corporation organized in that state in 1993.  The High Yield Fund is a newly formed series of the Trust created to acquire the assets and assume the accrued liabilities of the Old Mutual High Yield Fund (the “Predecessor Fund”).  The Trust’s investment adviser is First Eagle Investment Management, LLC (“FEIM” or the “Adviser”), a registered investment adviser.  The Trust’s principal underwriter is FEF Distributors, LLC (“FEF Distributors” or the “Distributor”), a registered broker-dealer located in New York.  FEIM is a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc., a privately owned holding company organized under the laws of Delaware.  Previously, the Adviser operated under the name “Arnhold and S. Bleichroeder Advisers, LLC” and the Distributor operated under the names “ASB Securities LLC” and “First Eagle Funds Distributors.”

Pursuant to the laws of Delaware, the Trust’s state of formation, the Board of Trustees of the Trust has adopted By-Laws of the Trust that do not require annual meetings of the Fund’s shareholders.  The absence of a requirement that the Trust hold annual meetings of the Fund’s shareholders reduces its expenses.  Meetings of shareholders will continue to be held when required by the Investment Company Act of 1940, as amended (the “Investment Company Act”), or Delaware law, or when called by the Chairman of the Board of Trustees, the President or shareholders owning 10% of the Fund’s outstanding shares.  The cost of any such notice and meeting will be borne by the Fund.

Under the provisions of the Investment Company Act, a vacancy on the Board of Trustees of the Trust may be filled between meetings of the shareholders of the Trust by vote of the Trustees then in office if, immediately after filling such vacancy, at least two-thirds of the Trustees then holding office have been elected to the office of Trustee by the shareholders of the Trust.  In the event that at any time less than a majority of the Trustees of the Trust holding office at that time were elected by shareholders, the Board of Trustees or the Chairman of the Board shall, within sixty days, cause a meeting of shareholders to be held for the purpose of electing trustees to fill any vacancies in the Board of Trustees.

The staff of the Securities and Exchange Commission (“SEC”) has advised the Trust that it interprets Section 16(c) of the Investment Company Act, which provides a means for dissident shareholders of common-law trusts to communicate with other shareholders of such trusts and to vote upon the removal of trustees upon the request in writing by the record holders of not less than 10% of the outstanding shares of the trust, to apply to investment companies, such as the Trust, that are incorporated under Delaware law.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objective

High Yield Fund.  The High Yield Fund seeks to provide investors with a high level of current income. To pursue its investment objective, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in high-yield, below investment-grade securities including high-yield corporate bonds and loans, municipal bonds, mortgage-backed and asset backed securities, income-producing convertible securities, and preferred stocks. The Fund may invest in, and count for purposes of this 80% allotment, unrated securities deemed by the Fund’s investment adviser to be below investment grade.

When deemed appropriate by the Fund’s investment adviser for short-term investment or defensive purposes, the Fund may hold up to 100% of its assets in short-term debt instruments including U.S. government obligations, commercial paper and certificates of deposits.  Investors should refer to the Fund’s Prospectus for further discussion of the Fund’s investment objective and policies.  There can be no assurance that the Fund’s stated objective will be realized.

Policies and Techniques

The investment objective of the Fund describes its principal investment strategies.  Except as otherwise described below, each of the investment techniques below is considered to be a non-principal technique for the Fund.

Investment Policies, Techniques and Risks of the Fund

Foreign Securities.  The Fund may invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers.  The Fund may invest in securities of foreign issuers directly or in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), or other securities representing underlying shares of foreign issuers.  Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted.  ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities.  EDRs are European receipts evidencing a similar arrangement.  GDRs are global offerings where two securities are issued simultaneously in two markets, usually publicly in non-U.S. markets and privately in the U.S. market.  Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, EDRs, in bearer form, are designed for use in European securities markets, and GDRs are designed for use in the U.S. and European securities markets.  The Fund may invest in both “sponsored” and “unsponsored” ADRs.  In a sponsored ADR, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to ADR holders.  An unsponsored ADR is created independently of the issuer of the underlying security.  The ADR holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications.  Issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADRs.

With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the investment performance of the Fund is affected by the strength or weakness of the U.S. dollar against these currencies.  For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged.  Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall.  (See also the discussion under “Currency Exchange Transactions.”)

Investors should understand and consider carefully the risks involved in foreign investing.  Investing in foreign securities, positions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts (or other foreign cash management positions) involve certain risks and opportunities not typically associated with investing in U.S. securities.  These considerations include:  fluctuations in the rates of exchange between the U.S. dollar and foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements.

Although the Fund seeks to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

The cost of investing in foreign securities is higher than the cost of investing in U.S. securities and the expenses of Funds that invest in foreign securities, including advisory and custody fees, are higher than the expenses of many mutual funds that invest in domestic equities.

Restricted and Illiquid Securities.  The Fund may invest up to 15% of its net assets in illiquid securities.  A security may be “illiquid” for various reasons, including that it may be subject to legal or contractual restrictions on resale (“restricted securities”).  Illiquid securities may be priced at fair value as determined in good faith by the Board of Trustees.  Restricted securities that are not illiquid (as determined under the analysis in the next paragraph) will not be subject to the 15% limit.  Generally, restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the “1933 Act”).  Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

Notwithstanding the above, the Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act.  That rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act.  The Adviser, under the supervision of the Board of Trustees of the Trust, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund’s restriction on investing in illiquid securities.  A determination as to whether a Rule 144A security is liquid or not is a factual issue requiring an evaluation of a number of factors.  In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security.  In addition, the Adviser could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).  The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund’s holdings of illiquid securities would be reviewed to determine what steps, if any, are required to assure that the Fund does not invest more than the maximum percentage of its assets in illiquid securities.  Investing in Rule 144A securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.  Because the liquidity or illiquidity of a security depends on various factors, other types of restricted securities also may be determined to be liquid under largely the same type of analysis and process as is applied in respect of Rule 144A.

The market for lower-quality debt securities, including junk bonds, is generally less liquid than the market for higher-quality debt securities, and at times it may become difficult to sell lower-quality debt securities.  The High Yield Fund, which will invest primarily in lower-quality debt securities, will be subject to greater liquidity risk than would an investment fund investing in higher rated securities.

Private Investment Funds.  The Fund may invest to a limited extent in private investment funds.  Such funds are not registered under the Investment Company Act and are therefore not subject to the extensive regulatory requirements it imposes.  Private investment funds typically do not disclose the contents of their portfolios, which may make it difficult for the Fund to independently verify the value of an investment in a private investment fund.  In addition, the Fund may not be able to withdraw an investment in a private investment fund except at certain designated times, presenting the risk that the Fund would not be able to withdraw from a private investment fund as soon as desired, especially during periods of volatility in markets in which such a private investment fund invests.  Investments in private investment funds may be subject to the Fund’s limitations on investments in “illiquid securities,” as described immediately above.

Investment in Other Investment Companies.  The Fund may invest in other registered investment companies, either U.S. or foreign.  For example, certain markets are closed in whole or in part to equity investments by foreigners and may be available for investment solely or primarily through such an investment company.  The Fund generally may invest up to 10% of its total assets in shares of other investment companies and up to 5% of its total assets in any one investment company (in each case measured at the time of investment), as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment.  These restrictions do not apply to certain investment companies known as private investment companies and “qualified purchaser” investment companies (described above under “Private Investment Funds”), nor do these restrictions apply to affiliated fund of funds arrangements or to investments in money market funds.

Investment in another investment company may involve the payment of a premium above the value of the issuer’s portfolio securities, and is subject to market availability.  In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread.  The Fund does not intend to invest in such an investment company unless, in the judgment of the Fund’s investment adviser, the potential benefits of such investment justify the payment of any applicable premium or sales charge.  As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses, including its advisory and administration fees.  At the same time, the Fund would continue to pay its own advisory fees and other expenses.

Exchange Traded Funds (“ETFs”).  The Fund may invest in ETFs, which are investment companies or special purpose trusts whose primary objective is to achieve the same rate of return as a particular market index or commodity while trading throughout the day on an exchange.  Most ETF shares are sold initially in the primary market in units of 50,000 or more (“creation units”).  A creation unit represents a bundle of securities (or other assets) that replicates, or is a representative sample of, the ETF’s holdings and that is deposited with the ETF.  Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash.  The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks.  The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying holdings.  The Fund would purchase and sell individual shares of ETFs in the secondary market.  These secondary market transactions require the payment of commissions.

ETF shares are subject to the same risks as investment companies, as described above.  Furthermore, there may be times when the exchange halts trading, in which case a Fund owning ETF shares would be unable to sell them until trading is resumed.  In addition, because ETFs often invest in a portfolio of common stocks and “track” a designated index, an overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio.  Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index.  ETFs tracking the return of a particular commodity (e.g., gold or oil) are of course exposed to the volatility and other financial risks relating to commodities investments.

Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated.  Should termination occur, the ETF could have to liquidate its portfolio when the prices for those assets are falling.  In addition, inadequate or irregularly provided information about an ETF or its investments, because ETFs are passively managed, could expose investors in ETFs to unknown risks.

Bank Obligations.  The Fund may invest in bank obligations, which may include bank certificates of deposit, time deposits or bankers’ acceptances.  Certificates of deposit and time deposits are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Credit Risk.  The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities.  Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.  The Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt.  Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering the respective Fund’s share price.

Lower-Rated Debt Securities.  The Fund may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor’s Corporation (“S&P”) or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), commonly called “junk bonds”) and securities that are not rated.  There are no restrictions as to the ratings of debt securities acquired by the Fund or the portion of the Fund’s assets that may be invested in debt securities in a particular rating category.  A more complete description of the characteristics of bonds in each rating category is included in the appendix to this Statement of Additional Information.  The High Yield Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) under normal market conditions in lower rated securities, including high-yield corporate bonds and loans, municipal bonds, mortgage-backed and asset backed securities, income-producing convertible securities, and preferred stocks.

Securities rated BBB by S&P or Baa by Moody’s (the lowest investment grade ratings) are considered to be of medium grade and to have speculative characteristics.  Debt securities rated below investment grade are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.  Although lower-rated debt and comparable unrated debt securities may offer higher yields than do higher-rated securities, they generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities.  In addition, the markets in which lower-rated and unrated debt securities are traded are more limited than those in which higher-rated securities are traded.  Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market.  During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling its portfolio securities.  See “Computation of Net Asset Value.”  Analyses of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in lower-rated debt securities, be more dependent upon such creditworthiness analyses than would be the case if the Fund were investing in higher-rated securities.  Prices of these securities may be subject to extreme price fluctuations.

Lower-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.  The prices of lower-rated debt securities have been found in some circumstances to be less sensitive to interest rate changes than higher-rated investments, but are generally more sensitive to adverse economic downturns or individual corporate developments.  A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-rated debt securities’ prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.  These issuers may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of holders of lower rated bonds, leaving few or no assets available to repay those bond holders.  Adverse changes to the issuer’s industry and general economic conditions may have a greater impact on the prices of lower rated securities than on those of other higher rated fixed-income securities.  If a rating agency gives a debt security a lower rating, the value of the security may decline because investors may demand a higher rate of return.

Defaulted Securities.  The Fund may invest in securities of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings.  Such investments involve a substantial degree of risk.  In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment, and/or may be required to accept payment over an extended period of time.  Under such circumstances, the returns generated may not compensate the Fund adequately for the risks assumed.  A wide variety of considerations render the outcome of any investment in a financially distressed company uncertain, and the level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties, is unusually high.  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

There is no assurance that the Adviser will correctly evaluate the intrinsic values of the distressed companies in which the Fund may invest.  There is also no assurance that the Adviser will correctly evaluate how such value will be distributed among the different classes of creditors, or that the Adviser will have properly assessed the steps and timing thereof in the bankruptcy or liquidation process.  Any one or all of such companies may be unsuccessful in their reorganization and their ability to improve their operating performance.  Also, such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies.  The Fund may invest in the securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings and may have a more active participation in the affairs of the issuer than is generally assumed by an investor.

This may subject the Fund to litigation risks or prevent the Fund from disposing of securities.  In a bankruptcy or other proceeding, the Fund as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of other creditors.  While the Fund will attempt to avoid taking the types of actions that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them.

Trade Claims.  The Fund may invest in trade claims.  Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty and often involved in bankruptcy proceedings.  Trade claims offer investors the potential for profits since they are sometimes purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor’s financial position improves or the claim is paid.

Interest Rate Risk.  Fluctuations in interest rates will affect the values of the Fund.  An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.  Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations.

Prepayment Risk.  This risk relates primarily to mortgage-backed securities.  During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal.  Cash from these prepayments flows through to prepay the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the returns to any fund invested in mortgage-backed securities. Decreases in market interest rates may also result in prepayments of obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates.

U.S. Government Securities.  Among the types of fixed income securities in which the Fund may invest from time to time are United States government obligations.  United States government obligations include Treasury Notes, Bonds and Bills which are direct obligations of the United States government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the United States government (“government-sponsored entities”), which may be (i) guaranteed by the United States Treasury, such as the securities of the Government National Mortgage Association, or (ii) supported by the issuer’s right to borrow from the Treasury and backed by the credit of the federal agency or instrumentality itself, such as securities of the Federal Intermediate Land Banks, Federal Land Banks, Bank of Cooperatives, Federal Home Loan Banks, Tennessee Valley Authority and Farmers Home Administration. In September of 2008, the U.S. Treasury placed under conservatorship two government-sponsored entities, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and appointed the Federal Housing Finance Agency to manage their daily operations.  In addition, the U.S. Treasury entered into purchase agreements with these two entities to provide them with capital in exchange for senior preferred stock.  Generally, their securities are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.  In most cases, these securities are supported only by the credit of the issuing entity itself, standing alone.

Municipal Bonds.  Government obligations in which the Fund may invest also include municipal securities, which are obligations, often bonds and notes, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which is typically exempt from federal income tax.

Municipal bonds are generally considered riskier investments than Treasury securities.  The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax-exempt obligations, the size of a particular offering and the maturity of the obligation and the rating(s) of the issue.  Contrary to historical trends, in recent years, the market has encountered increased rates of default and lower yields on municipal bonds.  This is a product of significant reductions in revenues for many states and municipalities as well as residual effects of a generally weakened economy.

Derivative Transactions.  The Fund may invest in options, futures and swaps and related products which are often referred to as “derivatives.”  Derivatives may have a return that is tied to a formula based upon an interest rate, index or other measurement which may differ from the return of a simple security of the same maturity.  A formula may have a cap or other limitation on the rate of interest to be paid.  Derivatives may have varying degrees of volatility at different times, or under different market conditions.

The Fund may enter into interest rate, credit default, currency, equity and index swaps and the purchase or sale of related caps, floors and collars.  The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential between them and an index swap is an agreement to swap cash flows on a notional amount based on changes in values of the reference indices.  Swaps may be used in conjunction with other derivative instruments to offset interest rate, currency or other underlying risks.  For example, interest rate swaps may be offset with “caps,” “floors” or “collars.”  A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount.  A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount.  A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

The Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  To the extent obligations created thereby may be deemed to constitute senior securities under the Investment Company Act, the Fund will maintain required collateral in a segregated account consisting of liquid assets.  The segregation of these assets will have the effect of limiting the investment adviser’s ability otherwise to invest those assets.

Equity-Swap Contracts.  The Fund may enter into both long and short equity-swap contracts.  A long equity-swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract.  A short equity-swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Fund to receive from the counterparty any depreciation on the security as well as interest on the notional value of the contract.

The Fund may also enter into equity-swap contracts whose value is determined by the spread between a long equity position and a short equity position.  This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract.  The Fund is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs.  This type of swap contract entitles the Fund to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss.  The Fund will realize gain or loss upon termination or reset of the contract.  Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.  Equity swaps normally do not involve the delivery of securities or underlying assets.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract.  Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities.  The risk of loss consists of the net payments that the Fund is contractually obligated to receive, if any.  Since these transactions are offset by segregated cash or liquid assets, these transactions will not be considered to constitute senior securities under the Investment Company Act.

Special Risks of Over-the-Counter Derivative Transactions.  Over-the-Counter (“OTC”) derivative transactions differ from exchange-traded derivative transactions in several respects.  OTC derivatives are transacted directly with dealers and not with a clearing corporation.  Without the availability of a clearing corporation, OTC derivative pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases.

As OTC derivatives are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise.  An OTC derivative may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt.  Any such cancellation may require the Fund to pay a premium to that dealer.  In those cases in which the Fund has entered into a covered derivative transaction and cannot voluntarily terminate the derivative, the Fund will not be able to sell the underlying security until the derivative expires or is exercised or different cover is substituted.  The Fund intends to enter into OTC derivative transactions only with dealers which agree to, and which are expected to be capable of, entering into derivative closing transactions with the Fund.  There is also no assurance that the Fund will be able to liquidate an OTC derivative at any time prior to expiration.

Options Transactions.  The Adviser expects that certain transactions in options on securities and on stock indices may be useful in limiting the Fund’s investment risk and augmenting its investment return.  The Adviser expects, however, the amount of the Fund’s assets that will be involved in options transactions to be small relative to such Fund’s total assets.  Accordingly, it is expected that only a relatively small portion of the Fund’s investment return will be attributable to transactions in options on securities and on stock indices.  The Fund may invest in options transactions involving options on securities and on stock indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets.

A call option is a contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the equity or debt security underlying the option at a specified exercise price at any time during the term of the option.  With respect to a call option on a stock index, the purchaser is entitled to receive cash if the underlying stock index rises sufficiently above its level at the time the option was purchased.  The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying equity or debt security against payment of the exercise price.  With respect to a call option on a stock index, the writer has the obligation to deliver cash if the underlying index rises sufficiently above its level when the option was purchased.

A put option gives the purchaser, in return for a premium, the right to sell the underlying equity or debt security at a specified exercise price during the term of the option.  With respect to a put option on a stock index, the purchaser is entitled to receive cash if the underlying index falls sufficiently below its level at the time the option was purchased.  The writer of the put, who receives the premium, has the obligation to buy the underlying equity or debt security upon exercise at the exercise price.  With respect to a put option on a stock index, the writer has the obligation to deliver cash if the underlying index falls sufficiently below its level when the option was purchased.  The price of an option will reflect, among other things, the relationship of the exercise price to the market price of the underlying financial instrument or index, the price volatility of the underlying financial instrument or index, the remaining term of the option, supply and demand of such options and interest rates.

One purpose of purchasing call options is to hedge against an increase in the price of securities that the Fund ultimately intends to buy.  Hedge protection is provided during the life of the call because the Fund, as the holder of the call, is able to buy the underlying security at the exercise price, and, in the case of a call on a stock index, is entitled to receive cash if the underlying index rises sufficiently.  However, if the value of a security underlying a call option or the general market or a market sector does not rise sufficiently when the Fund has purchased a call option on the underlying instrument, that option may result in a loss.

Securities and options exchanges have established limitations on the maximum number of options that an investor or group of investors acting in concert may write.  It is possible that the Fund, other mutual funds advised by the Adviser and other clients of the Adviser may be considered such a group.  Position limits may restrict the Fund’s ability to purchase or sell options on particular securities and on stock indices.

Covered Option Writing.  The Fund may write “covered” call options on equity or debt securities and on stock indices in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities or may write put options to hedge against increases in the prices of securities which it intends to purchase.  A call option is covered if the Fund holds, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian).  A put option is “covered” if the Fund maintains cash, Treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or holds on a share-for-share basis a put on the same equity or debt security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in a segregated account with its custodian. One reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone.  In the case of a securities call, the writer receives the premium, but has given up the opportunity for profit from a price increase in the underlying security above the exercise price during the option period.  In the case of a stock index call, the writer receives the premium, but is obligated to deliver cash if the underlying index rises sufficiently during the option period.  Conversely, the put option writer has, in the form of the premium, gained a profit as long as the price of the underlying security or stock index remains above the exercise price, but has assumed an obligation to purchase the underlying security at the exercise price from or deliver cash to the buyer of the put option during the option period.

Another reason for writing options is to hedge against a moderate decline in the value of securities owned by the Fund in the case of a call option, or a moderate increase in the value of securities the Fund intends to purchase in the case of a put option.  If a covered option written by the Fund expires unexercised, it will realize income equal to the amount of the premium it received for the option.  If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by the Fund, it may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option.  This “opportunity cost” may be partially or wholly offset by the premium received for the covered call written by the Fund.

Options on Stock Indices.  The Fund will write call options on broadly based stock market indices only if at the time of writing it holds a portfolio of stocks.  When the Fund writes a call option on a broadly based stock market index, it will generally segregate or put into escrow with its custodian any combination of cash, cash equivalents or “qualified securities” with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.  A “qualified security” is an equity security which is listed on a securities exchange or on the NASDAQ against which the Fund has not written a call option and which has not been hedged by the sale of stock index futures.

Index prices may be distorted if trading in certain stocks included in the index is interrupted.  Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index.  If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it held, which could result in substantial losses to the Fund.

If the Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call.  When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio.  As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where it would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its securities portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold.  For example, even if an index call which the Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

Futures and Options on Futures.  The Fund may utilize futures contracts and options on futures.  These transactions may be effected on securities exchanges or in the over-the-counter market.  When purchased over-the-counter, the Fund bears the risk that the counterparty to the contract will be unable or unwilling to perform its obligations.  These contracts may also be illiquid and, in such cases, the Fund may have difficulty closing out its position.  Engaging in these types of transactions is a specialized activity and involves risk of loss.  In addition, engaging in these types of transactions may increase the volatility of returns, because they commonly involve significant “built in” leverage and can be entered into with relatively small “margin” commitments relative to the resulting investment exposure.  Futures contracts and similar “derivative” instruments are also subject to the risk of default by the counterparties to the contracts.  The Fund may engage in certain investment techniques which create market exposure, such as dollar rolls.

The Fund may enter into futures contracts in U.S. markets or on exchanges located outside the United States.  Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States.  Foreign markets, however, may have greater risk potential than U.S. markets.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract.  In addition, any profits realized could be eliminated by adverse changes in the exchange rate.  Transactions on foreign exchanges may include both commodities that are traded on U.S. exchanges and those that are not.  Unlike trading on U.S. commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission (“CFTC”).

Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.  Successful use of futures also is subject to the investment adviser’s ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Positions of the SEC and its staff may require the Fund to segregate liquid assets in connection with its options and futures transactions in an amount generally equal to the value of the underlying option or commodity.  The segregation of these assets will have the effect of limiting the investment adviser’s ability otherwise to invest those assets.  Futures and related options transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC.  As a general matter, the investment adviser intends to conduct the operations of the Fund in compliance with CFTC Rule 4.5 under the Commodity Exchange Act of 1974 (the “Commodity Exchange Act”), as amended, in order to avoid regulation by the CFTC as a commodity pool operator with respect to the Fund.

Commodities and Commodity Contracts.  The Fund may purchase or sell such precious metals as gold or silver directly or may invest in precious metal commodity contracts and options on such contracts (metals are considered “commodities” under the federal commodities laws).  The Fund also may invest in instruments related to precious metals and other commodities, including structured notes, securities of precious metal finance and operating companies.

Gold and other Precious Metals.  The price of gold has been subject to substantial upward and downward price movements over short periods of time and may be affected by unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances or trade or currency restrictions between countries and world inflation rates and interest rates.  The price of gold, in turn, is likely to affect the market prices of securities of companies mining, processing or dealing in gold, and, accordingly, the value of the Fund’s investments in such securities also may be affected.

In addition to investing in precious metal finance and operating companies, the Fund may also invest directly in precious metals (such as gold bullion) or purchase or sell contracts for their future delivery (“futures contracts,” the risks of which are described above under “Futures and Options on Futures”).  The risks related to investing in precious metals directly are similar to those of investing in precious metal finance and operating companies, as described in the Fund’s Prospectus.  There are, however, additional considerations related to such direct precious metal investments, including custody and transaction costs that may be higher than those involving securities.  Moreover, holding gold, whether in physical form or book account, results in no income being derived from such holding, unlike securities which may pay dividends or make other current payments.  In addition, income derived from trading in gold and certain contracts and derivatives relating to gold must be closely monitored to avoid potentially negative tax consequences.

Although the Fund has contractual protections with respect to the credit risk of their custodian, gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian.  This could impair disposition of the assets under those circumstances.  Finally, although not currently anticipated, if gold in the future were held in book account, it would involve risks of the credit of the party holding the gold.

Currency Exchange Transactions.  The Fund may engage in a currency exchange transaction through a forward currency exchange contract (or other cash management position).  A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract (“Forward Contract”) (or other cash management position).  A Forward Contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract.  Forward Contracts are usually entered into with banks and broker/dealers, are not exchange traded and are usually for less than one year.

Currency exchange transactions may involve currencies of the different countries in which the Fund may invest, and may serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar.  The Fund’s currency transactions may include transaction hedging and portfolio hedging involving either specific transactions or portfolio positions.  Transaction hedging is the purchase or sale of a Forward Contract (or other cash management position) with respect to specific payables or receivables of the Fund in connection with the purchase or sale of portfolio securities.  Portfolio hedging is the use of a Forward Contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency.  The Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency.  In addition to hedging transactions, the Fund’s currency transactions may include those intended to profit from anticipated currency exchange fluctuations, even if not related to any particular Fund transaction or portfolio position, which can result in losses if such fluctuations do not occur as anticipated.

At the maturity of a Forward Contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a Forward Contract.  Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency.  Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in Forward Contract prices.  If the Fund engages in an offsetting transaction, it may subsequently enter into a new Forward Contract to sell the currency.  Should forward prices decline during the period between the date the Fund enters into a Forward Contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.  A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline.  Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise.  Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.  The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions.  Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Loans.  The Fund may purchase or sell and, in the case of the High Yield Fund, make loans or other direct debt instruments, including loan participations and interests in credit facilities of various types.  Investing directly in loans or other direct debt instruments exposes the Fund to various risks similar to those borne by a creditor.  Such risks include the risk of default, the risk of delayed repayment, and the risk of inadequate collateral.  Investments in loans are also less liquid than investment in publicly traded securities and carry less legal protections in the event of fraud or misrepresentation.  Unlike debt instruments that are securities, investments in loans are not regulated by federal securities laws or the SEC.  In addition, loan participations involve a risk of insolvency by the lending bank or other financial intermediary.  To the extent the Fund invests in a credit facility or other loan commitment under which the lender is obligated to lend monies to the borrower over time or on demand, the Fund could be subject to continuing calls on its assets by the borrower for the duration of the commitment period.

Arbitrage Transactions.  The Fund also may engage in arbitrage transactions involving near contemporaneous purchase of securities on one market and sale of those securities on another market to take advantage of pricing differences between markets.  The Fund will incur a gain to the extent that proceeds exceed costs and a loss to the extent that costs exceed proceeds.  The risk of an arbitrage transaction, therefore, is that the Fund may not be able to sell securities subject to an arbitrage at prices exceeding the costs of purchasing those securities.

Litigation and Enforcement Risk.  Companies involved in significant restructuring tend to involve increased litigation risk, including for investors in these companies.  This risk may be greater in the event the Fund takes a large position or is otherwise prominently involved.  The expense of defending against (or asserting) claims and paying any amounts pursuant to settlements or judgments would be borne by the Fund (directly if it were directly involved or indirectly in the case claims by or against an underlying company or settlements or judgments paid by an underlying company).  Further, ownership of companies over certain threshold levels involves additional filing requirements and substantive regulation on such owners, and if the Fund fails to comply with all of these requirements, the Fund may be forced to disgorge profits, pay fines or otherwise bear losses or other costs from such failure to comply.

In addition, there have been a number of widely reported instances of violations of securities laws through the misuse of confidential information.  Such violations may result in substantial liabilities for damages caused to others, for the disgorgement of profits realized and for penalties.  Investigations and enforcement proceedings may be charged with involvement in such violations.  Furthermore, if persons associated with a company in which any of the Fund invested engages in such violations, that Fund could be exposed to losses.

Securities Issued in PIPE Transactions. The Fund may invest in securities that are purchased in private investment in public equity (“PIPE”) transactions.  Securities acquired by the Fund in such transactions are subject to resale restrictions under securities laws.  While issuers in PIPE transactions typically agree that they will register the securities for resale by the Fund after the transaction closes (thereby removing resale restrictions), there is no guarantee that the securities will in fact be registered.  In addition, a PIPE issuer may require the Fund to agree to other resale restrictions as a condition to the sale of such securities.  Thus, the Fund’s ability to resell securities acquired in PIPE transactions may be limited, and even though a public market may exist for such securities, the securities held by the Fund may be deemed illiquid.

When-Issued or Delayed-Delivery Securities.  The Fund may purchase securities on a “when-issued” or “delayed-delivery” basis.  Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed.  The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the investment adviser deems it advisable for investment reasons.

At the time the Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation.  The use of these investment strategies, as well as any borrowing by the Fund, may increase net asset value fluctuation.

Securities purchased on a when-issued or delayed-delivery basis are recorded as assets on the day following the purchase and are marked-to-market daily.  The Fund will not invest more than 25% of its assets in when-issued or delayed-delivery securities, does not intend to purchase such securities for speculative purposes and will make commitments to purchase securities on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities.  However, the Fund reserves the right to sell acquired when-issued or delayed-delivery securities before their settlement dates if deemed advisable.

Repurchase Agreements.  The Fund may purchase securities and concurrently enter into “repurchase agreements.”  A repurchase agreement typically involves a purchase of an investment contract from a selling financial institution such as a bank or broker-dealer, which contract is fully secured by government obligations or other debt securities.  The agreement provides that the purchaser will sell the underlying securities back to the institution at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase.  The difference between the purchase price and the resale price represents the interest earned by the purchase, which is unrelated to the coupon rate or maturity of the purchased security.  In the event of the bankruptcy or insolvency of the financial institution, the purchaser may be delayed in selling the collateral underlying the repurchase agreement.  Further, the law is unsettled regarding the rights of the purchaser if the financial institution which is a party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code.  Repurchase agreements of greater than seven days maturity may be deemed to be illiquid.

Market Liquidity and Counterparty Credit Risks.  While the Fund is subject to limitations on its holdings of illiquid securities (see “Restricted and Illiquid Securities” above), the Fund may experience periods of limited liquidity, or a complete lack of liquidity, of certain of its investments, which may cause the Fund to retain investments longer than anticipated or to dispose of assets at a value that is less than anticipated.  Recent years witnessed a liquidity and credit crisis of historic proportions that had a domino effect on financial markets and participants worldwide that still continues.  Among other effects, the turmoil has led certain brokers and other lenders to at times be unwilling or less willing to finance new investments or to only offer financing for investments on less favorable terms than had been prevailing in the recent past.  Although the U.S. Federal Reserve Bank, European Central Bank, and other countries’ central banks have injected significant liquidity into markets and otherwise made significant funds, guarantees, and other accommodations available to certain financial institutions, elevated levels of market stress and volatility and impaired liquidity, funding, and credit persist.  While instruments correlated to the residential mortgage market were affected first, ultimately market participants holding a broad range of securities, other financial instruments and commodities and commodities contracts were forced to liquidate investments, often at deeply discounted prices, in order to satisfy margin calls (i.e., repay debt), shore up their cash reserves, or for other reasons.  Market shifts of this nature may cause unexpectedly rapid losses in the value of the Fund’s positions.  It is uncertain how long this current liquidity and credit crisis will continue, what other effects it will have on financial markets and the Fund’s operations, and what may be the overall impact of future liquidity and credit crises.

Credit risk includes the risk that a counterparty or an issuer of securities or other financial instruments will be unable to meet its contractual obligations and fail to deliver, pay for, or otherwise perform a transaction.  Credit risk is incurred when the Fund engages in principal-to-principal transactions outside of regulated exchanges, as well as in transactions on certain exchanges that operate without a clearinghouse or similar credit risk-shifting structure.  Recently, several prominent financial market participants have failed or nearly failed to perform their contractual obligations when due — creating a period of great uncertainty in the financial markets, government intervention in certain markets and in certain failing institutions, severe credit and liquidity contractions, early terminations of transactions and related arrangements, and suspended and failed payments and deliveries.

Substantial Ownership Positions.  The Fund may accumulate substantial positions in the securities or even gain control of individual companies.  At times, the Fund also may seek the right to designate one or more persons to serve on the boards of directors of companies in which they invest.  The designation of directors and any other exercise of management or control could expose the assets of the Fund to claims by the underlying company, its security holders and its creditors.  Under these circumstances, the Fund might be named as a defendant in a lawsuit or regulatory action.  The outcome of such disputes, which may affect the value of the Fund’s positions, may be difficult to anticipate and the possibility of successful claims against the Fund that would require the payout of Fund assets to the claimant(s) cannot be precluded.

Borrowing.  The High Yield Fund may from time to time increase their ownership of securities above the amounts otherwise possible by borrowing from banks (other than those affiliated with the Trust or any of its affiliates) and investing the borrowed funds.  The High Yield Fund also may borrow from those banks to facilitate the meeting of redemption requests or for temporary or emergency purposes and may pledge its assets to secure those borrowings.  The Fund may borrow from such banks as a temporary measure in exceptional circumstances (e.g., to facilitate the meeting of redemption requests and prevent the fund from being in an overdraft situation).  In accord with the borrowing rules under the Investment Company Act, any borrowings by the Fund will be made only to the extent that the value of its assets, less its liabilities other than borrowings, is equal to at least 300% of all of its borrowings (including reverse repurchase agreements) computed at the time a loan is made.  If the value of the Fund’s assets at any time should fail to meet this 300% asset coverage, described above, the Fund, within three days, is required to reduce its aggregate borrowings (including reverse repurchase agreements) to the extent necessary to meet such asset coverage and may have to sell a portion of its investments at a time when independent investment judgment would not indicate such action.  Notwithstanding all of the above, the High Yield Fund  will not purchase securities while borrowings exceed 5% of the Fund’s total assets.

Structured Notes.  The Fund may invest in structured notes and/or preferred stock, the value of which is linked to currencies, interest rates, other commodities, indices or other financial indicators.  Structured securities differ from other types of securities in which the Fund may invest in several respects.  For example, the coupon dividend and/or redemption amount at maturity may be increased or decreased depending on changes in the value of the underlying instrument.

Investment in structured securities involves certain risks.  In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the redemption amount may decrease as a result of changes in the price of the underlying instrument.  Further, in the case of certain structured securities, the coupon and/or dividend may be reduced to zero, and any further declines in the value of the underlying instrument may then reduce the redemption amount payable on maturity.  Finally, structured securities may be more volatile than the price of the underlying instrument.  (See “Tax Status”).

Lending of Securities.  The High Yield Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided outstanding loans do not exceed in the aggregate one-third the value of its net assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities.  The Fund, however, may not enter into portfolio lending arrangements with the Adviser or any of its affiliates absent appropriate regulatory relief from applicable prohibitions contained in the Investment Company Act.  The advantage of portfolio lending is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral, which may be invested in short-term obligations.  As voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on their investment in the securities which are subject to the loan.  The Fund will pay reasonable finders’, administrative and custodial fees in connection with a loan of securities or may share the interest earned on collateral with the borrower.

Short Sales.  The Fund may engage in short sales.  In doing so, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as borrowing costs, which may negatively impact the Fund’s performance.  Further, short positions introduce more risk than long positions, because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security, whereas there is no maximum attainable price of the shorted security (though shorting “against the box” effectively limits loss to the amount paid for the security).  Thus, securities sold short may have unlimited risk.  At all times when the Fund does not own the securities which are sold short, the Fund will maintain cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short.  In addition, because U.S. market regulations prohibit “naked” short selling, the Fund must, at the time of the shorting transaction, be able to “locate” and have access to the security being shorted as what is referred to as cover for the transaction.  Failure to complete or maintain a “locate” would mean that a desired shorting transaction could not be entered into or, if open, maintained.  The prospect of such a forced close of the position can cause the Fund to incur expense or loss.  Shorting of illiquid securities increases this risk.

Real Estate and Real Estate Investment Trusts. The Fund may invest in both real estate and real estate investment trusts (“REITs”) (but subject to limits on direct real estate investing by the Fund as set out in the Fund’s fundamental investment restrictions). REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Code. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the Investment Company Act. The Fund’s investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include U.S. long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by U.S. federal regulations concerning the health care industry.

The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

Master Limited Partnerships. The Fund may invest in Master Limited Partnerships (“MLPs”).  An MLP is a public limited partnership.  Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market.  The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments.  However, MLP interests may be less liquid than conventional publicly traded securities.  The risks of investing in an MLP are similar to those of investing in a partnership and include more flexible governance structures, which could result in less protection for the MLP investor than investors in a corporation.  Investors in an MLP would normally not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be.

Oil and Gas Investments.  The Fund may invest in oil and gas related assets, including oil royalty trusts that are traded on national securities exchanges (but subject to limits on purchasing and selling physical commodities as set out in the Fund’s fundamental investment restrictions).  Oil royalty trusts are income trusts that own or control oil and gas operating companies.  Oil royalty trusts pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves to shareholders (unitholders) in the form of monthly dividends (distributions).  As a result of distributing the bulk of their cash flow to unitholders, royalty trusts are effectively precluded from internally originating new oil and gas prospects.  Therefore, these royalty trusts typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt.  Consequently, oil royalty trusts are considered less exposed to the uncertainties faced by a traditional exploration and production corporation.  However, they are still exposed to commodity risk and reserve risk, as well as operating risk.

Share Ownership Concentration Risk.  At least initially, a majority of the High Yield Fund’s shares will be held by a limited number of shareholders or their affiliates.  It also is possible that some or all of these shareholders may decide to purchase or redeem the Fund's shares simultaneously or within a short period of time of one another.  Accordingly, there is a risk that the share trading activities of these shareholders could disrupt the Fund's investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).  Further, in the event the Board of Trustees brings a matter to shareholders for a vote, one or a limited number of shareholders may have a significant influence on the outcome of such vote.

Change of Objective

The investment objective of the Fund is not a fundamental policy and, accordingly, may be changed by the Board of Trustees without shareholder approval.  Shareholders will be notified a minimum of 60 days in advance of any change in investment objective.

Investment Restrictions of the High Yield Fund

The following investment restrictions are fundamental policies of the High Yield Fund.  The High Yield Fund may not:

1.	Change its sub-classification under the Investment Company Act from non-diversified to diversified;

2.	Borrow money or issue senior securities, as defined for purposes of the 1940 Act Laws, Interpretations and Exemptions, except as permitted by the 1940 Act Laws, Interpretations and Exemptions;

3.
Underwrite the securities of other issuers.  This restriction does not prevent the High Yield Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the High Yield Fund may be considered to be an underwriter under the Securities Act of 1933;

4.
Make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry.  This restriction does not limit the High Yield Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations.  In complying with this restriction, the High Yield Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security;

5.
Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments.  This restriction does not prevent the High Yield Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein;

6.
Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments or as otherwise discussed below.  This restriction does not prevent the High Yield Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.  Nor does this restriction prevent the High Yield Fund from purchasing or selling precious metals directly or purchasing or selling precious metal commodity contracts or options on such contracts;

7.
Make loans except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.  This restriction does not prevent the High Yield Fund from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors or investing in loans, including assignments and participation interests;

The following investment restrictions are non-fundamental policies, which may be changed at the discretion of the Board of Trustees after giving the shareholders at least 30 days’ prior notice of the change.  Each of these operate as explanations or interpretations of a fundamental policy of the High Yield Fund.  The High Yield Fund may not:

a.
With respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the High Yield Fund’s total assets would be invested in the securities of that issuer, or (ii) the High Yield Fund would hold more than 10% of the outstanding voting securities of that issuer.

b.
Borrow money in an amount that exceeds 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).  The High Yield Fund may borrow as a means to incur leverage, for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes.  The High Yield Fund may not purchase additional securities when borrowings exceed 5% of the its total assets.

c.
Invest more than 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.  For purposes of this limitation, supranational organizations, such as the World Bank, the European Union and the European Coal and Steel Community, are deemed to be issuers conducting their principal business activities in the same industry; state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas distribution, gas transmission, electric and telephone will each be considered a separate industry); and financial service companies will be classified according to the end users of their services (e.g., automobile finance, bank finance and diversified finance).

d.	Lend more than 33 1/3% of its total assets.

Except for investments in illiquid securities and borrowing under non-fundamental restriction (c), the foregoing limitations will apply at the time of the purchase of a security.  Several of these Fundamental Investment Restrictions include the defined terms “1940 Act Laws, Interpretations and Exemptions.”  This term means the Investment Company Act and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to the Fund.

Performance

Total Return.  From time to time the Fund advertises its average annual total returns.  Returns may be calculated both on a before-tax and an after-tax basis (and are so presented in the Prospectus with respect to the Fund’s largest and/or oldest share class).  Quotations of average annual returns for the Fund will be expressed in terms of the average annual compounded rates of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula: P(1+T)n=ERV (where P = a hypothetical initial payment of $1000, T = the average annual return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1000 payment made at the beginning of the period). This calculation assumes deduction of a proportional share of Fund expenses on an annual basis and deduction of the maximum sales charge of 5.00% on the amount initially invested, and assumes reinvestment of all income dividends and capital gains distributions during the period.

As noted above, returns may also be calculated on certain after-tax bases under similar assumptions and using similar formulae as specified by the SEC.  For example, returns may be calculated after taxes on distributions, which assume reinvestment of the amount of any distributions less applicable taxes on such distributions.  Returns may also be calculated after taxes on distributions and the sale (redemption) of Fund shares.  After-tax returns assume the highest individual federal income tax rate for each year included in the calculation, which is currently 35% for ordinary income and short-term capital gains and 15% for long-term capital gains (28% for “collectibles”, including precious metals).  The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.  Such returns do not reflect the effect of state and local taxes, nor do they reflect the phase-outs of certain federal exemptions, deductions, and credits at various income levels, or the impact of the federal alternative minimum tax.  In addition, actual after-tax returns depend on each investor’s individual tax situation, which may differ from the returns presented.  For instance, after-tax returns are not relevant to investors who hold their funds in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The High Yield Fund has not commenced operations as of the date of this SAI.

Comparison of Portfolio Performance.  From time to time the Trust may discuss in sales literature and advertisements, specific performance grades or rankings or other information as published by recognized mutual fund statistical services, such as Morningstar, Inc. or Lipper Analytical Services, Inc., or by publications of general interest such as Barron’s, Business Week, Financial World, Forbes, Fortune, Kiplinger’s Personal Finance, Money, Morningstar Mutual Funds, Smart Money, The Wall Street Journal or Worth.

Portfolio Turnover.  Purchases and sales of securities will be made whenever appropriate, in the investment adviser’s view, to achieve the Fund’s investment objective.  The rate of portfolio turnover is calculated by dividing the lesser of the cost of purchases or the proceeds from sales of portfolio securities (excluding short-term U.S. government obligations and other short-term investments) for the particular fiscal year by the monthly average of the value of the portfolio securities (excluding short-term U.S. government obligations and short-term investments)

owned by the Fund during the particular fiscal year.  Although higher portfolio turnover rates are likely to result in higher brokerage commissions paid by the Fund, higher levels of realized capital gains and more short-term capital gain (taxable to individuals at ordinary income tax rates) than lower portfolio turnover rates, portfolio turnover is not a limiting factor when management deems portfolio changes appropriate to achieve the Fund’s stated objective.

MANAGEMENT OF THE TRUST

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Fund and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below.  Some of the Trustees and officers are employees of the Adviser and its affiliates.  At least a majority of the Trust’s Board of Trustees are not “interested persons” as that term is defined in the Investment Company Act.

INDEPENDENT TRUSTEES(1)

Name, Address and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years

Lisa Anderson 1345 Avenue of the Americas New York, New York 10105 (born October 1950)	Trustee	December 2005 to present	President, American University in Cairo; Provost, American University in Cairo; James T. Shotwell Professor of International Relations and Dean, School of International and Public Affairs, Columbia University	7	Chair, Social Science Research Council; Member, Carnegie Council on Ethics and International Affairs; Member Emerita, Human Rights Watch; Trustee, First Eagle Variable Funds (1 portfolio)

Candace K. Beinecke One Battery Park Plaza New York, New York 10004 (born December 1946)	Trustee (Chair)	December 1999 to present(3)	Chair, Hughes Hubbard & Reed LLP	7
Director, ALSTOM; Trustee, Vornado Realty Trust; Director, Rockefeller Financial Services, Inc.; Director, Rockefeller & Company, Inc.; Trustee, The Wallace Foundation; Director, Vice Chair, and Member of the

Name, Address and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
Executive Committee, Partnership for New York City; Board of Advisors, Yale Law School Center for the Study of Corporate Law; Trustee, First Eagle Variable Funds (Chair) (1 portfolio)

(1)	Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act.
(2)	The term of office of each Independent Trustee expires on his/her 70th birthday.
(3)	Ms. Beinecke also served as a trustee of a predecessor fund to Fund of America since 1996.

Name, Address and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years

Jean D. Hamilton 1345 Avenue of the Americas New York, New York 10105 (born January 1947)	Trustee	March 2003 to present	Private Investor/ Independent Consultant/Member, Brock Capital Group LLC; prior to November 2002, Chief Executive Officer, Prudential Institutional; Executive Vice President, Prudential Financial, Inc.	7	Director, RenaissanceRe Holdings Ltd; Director, Four Nations; Trustee, First Eagle Variable Funds (1 portfolio)

James E. Jordan 1345 Avenue of the Americas New York, New York 10105 (born April 1944)	Trustee	December 1999 to present	Private Investor and Independent Consultant; prior to July 2005, Managing Director, First Eagle Investment Management, LLC and Director, FEF Distributors, LLC and Director, ASB Advisers UK, Limited; prior to July 2002, private investor and consultant to The Jordan Company (private investment banking firm) since June 1997	7
Director, Leucadia National Corporation; Director, JZ Capital Partners, Plc. (Guernsey investment trust company); Trustee, World Monuments Fund; Chairman’s Council, Conservation International; Trustee, First Eagle Variable Funds (1 portfolio)

William M. Kelly 1345 Avenue of the Americas New York, New York 10105	Trustee	December 1999 to present(2)	Private Investor, prior to January 2010 President, Lingold Associates	7	Treasurer and Trustee, Black Rock Forest Preservation and Consortium; Trustee, St. Anselm College;

Name, Address and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
(born February 1944)					Trustee, First Eagle Variable Funds (1 portfolio)

Paul J. Lawler 1345 Avenue of the Americas New York, New York 10105 (born May 1948)	Trustee	March 2002 to present	Private Investor, prior to January 2010 Vice President Investments and Chief Investment Officer, W.K. Kellogg Foundation	7
Finance and Investment Committee Member, Battle Creek Community Foundation; Custody Advisory Committee Member, The Bank of New York; Advisory Committee, Common Fund Capital; Advisory Committee, TA Realty Advisors; Trustee, First Eagle Variable Funds (1 portfolio)

(1)	The term of office of each Independent Trustee expires on his/her 70th birthday.
(2)	Mr. Kelly also served as a trustee of a predecessor fund to Fund of America since 1998.

INTERESTED TRUSTEES

Name, Address and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years

John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President and Trustee	December 1999 to present	Co-President, Co- CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; CEO, Chairman, Director, FEF Distributors, LLC; Chairman, CIO and Director, First Eagle Investment Management, LLC; prior to February 2010, CEO, First Eagle Investment Management, LLC; prior to March 2005, President and Director, NatexisBleichroeder, Inc. and NatexisBleichroeder, UK	7
Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, Quantum Endowment Fund; Director, WNET.org; Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Jazz at Lincoln Center; Director, International Tennis Hall of Fame; Managing Member, New Eagle Management Company, LLC; Director, Aquila International Fund Limited; President and Trustee, First Eagle Variable Funds (1 portfolio)

Jean-Marie Eveillard 1345 Avenue of the Americas New York, New York 10105 (born January 1940)	Trustee	June 2008 to present	Senior Adviser to First Eagle Investment Management, LLC since March 2009; Senior Vice President, First Eagle Investment Management, LLC since January 2000; previously, Portfolio Manager of First Eagle Global Fund, First Eagle	7
Director, SocGen International SICAV (Luxembourg); Trustee, The Frick Collection; Director, Varenne Capital Partners; Director, Fregate-Legris Industries SA; Trustee, First Eagle Variable Funds (1 portfolio)

Name, Address and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds (portfolio management tenure: 1979-2004, March 2007-March 2009)

(1)	The term of office of each Interested Trustee is indefinite.

OFFICERS

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five (5) Years

John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President and Trustee	December 1999 to present	See table on preceding page related to Interested Trustees

Robert Bruno 1345 Avenue of the Americas New York, New York 10105 (born June 1964)	Senior Vice President	December 1999 to present	Senior Vice President, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Senior Vice President, First Eagle Variable Funds

Joseph Malone 1345 Avenue of the Americas New York, New York 10105 (born September 1967)	Chief Financial Officer	September 2008 to present
Senior Vice President, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Variable Funds from September 2008; Chief Financial Officer and Treasurer, Aberdeen Funds from November 2007; Director, UBS Global Asset Management from October 2001; Global Fund Treasurer, UBS Global Asset Management from September 2006; Treasurer and Co-Head Mutual Fund Administration Group, UBS Global Asset Management from July 2005

Mark D. Goldstein 1345 Avenue of the Americas New York, New York 10105 (born October 1964)	Chief Compliance Officer	February 2005 to present
General Counsel, Chief Compliance Officer and Senior Vice President, First Eagle Investment Management, LLC; Secretary, FEF Distributors, LLC; General Counsel and Secretary of Arnhold and S. Bleichroeder Holdings, Inc., and Chief Compliance Officer, First Eagle Variable Funds from February 2005; prior to March 2010, Chief Compliance Officer, Good Hope Advisers, LLC; Senior Counsel and Chief Compliance Officer, MacKay Shields LLC from April 2004

Suzan J. Afifi 1345 Avenue of the Americas New York, New York 10105 (born October 1952)	Secretary and Vice President	December 1999 to present	Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Secretary and Vice President, First Eagle Variable Funds

Philip Santopadre 1345 Avenue of the Americas New York, New York 10105	Treasurer	September 2005 to present	Vice President, First Eagle Investment Management, LLC; Treasurer, First Eagle Variable Funds

(born August 1977)

Michael Luzzatto 1345 Avenue of the Americas New York, New York 10105 (born April 1977)	Vice President	December 2004 to present	Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Variable Funds

(1)
The term of office of each officer is indefinite.  Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

The following table describes the standing committees of the Board of Trustees of the Trust.

Committee Name	Members	Function(s)	Number of Committee Meetings in the Last Fiscal Year

Audit Committee	Jean D. Hamilton William M. Kelly Paul J. Lawler (Chair)
Reviews the contract between the Trust and its independent registered public accounting firm (in this regard, assists the Board in selecting the independent registered public accounting firm and is directly responsible for supervising that firm’s compensation and performance), oversees the Fund’s accounting and financial reporting policies, procedures and internal controls and acts as liaison to the independent registered public accounting firm; reviews and, as appropriate, approves in advance non-audit services provided by the independent registered public accounting firm to the Trust, the Adviser, and, in certain cases, other affiliates of the Trust.
			3

Nominating and Governance Committee	Lisa Anderson Candace K. Beinecke (Chair) James E. Jordan	Nominates new Independent Trustees of the Trust. (The Nominating Committee does not consider shareholder recommendations.) Considers various matters relating to the governance and operations of the Board of Trustees, including committee structure and Trustee compensation.	2

Valuation Committee	John P. Arnhold Jean D. Hamilton	Sets and recommends securities valuation policies, supervises the Adviser in the valuation of Fund assets, and, in certain instances, values Fund assets directly.	2

Organization of the Board

The Chair of the Board of Trustees is an Independent Trustee, and the Trust has a separate President (who is also a member of the Board). The standing committees of the Board are described below.

The organization of the Board of Trustees in this manner reflects the judgment of the Trustees that it is in the interests of the Fund and its shareholders to have an independent member of the Board preside at Board meetings, supervise the Board agenda and otherwise serve as the “lead” Trustee both at meetings and in overseeing the business of the Fund between meetings. It is also the judgment of the Trustees that there are efficiencies in having working committees responsible for specific aspects of the Board’s business and that certain types of responsibilities are especially appropriate to be handled by committees of the Board that are comprised solely of Independent Trustees, such as the Nominating and Governance Committee and Audit Committee.

In reaching these judgments, the Trustees considered the Board’s working experience with both its current and past Board leadership and committee structures, legal requirements under applicable law, including the Investment Company Act, the perceived expectations of shareholders, information available on industry practice generally, the number of portfolios within the Trust, the nature of the underlying investment programs, and the relationship between the Trust and its principal service providers. The Board may consider different leadership structures in the future and make changes to these arrangements over time.

Board Oversight of Risk Management

In considering risks related to the Fund, the Board consults and receives reports from officers and personnel of the Fund and the Adviser, who are charged with the day-to-day risk oversight function. Matters regularly reported to the Board include certain risks involving the Fund’s investment portfolio, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance. The Board does not maintain a specific committee solely devoted to risk management responsibilities, but various standing committees of the Board and occasionally informal working groups of Trustees are involved in oversight of the risk management process. Risk management and Board-related reporting at the Adviser is not centralized in any one person or body.

Trustee Qualifications

All Trustees are expected to demonstrate various personal characteristics appropriate to their position, such as the exercise of professional care and business judgment, working cohesively with others while still advocating competing viewpoints, critical analysis, and the like. All Trustees also are expected to meet the necessary time commitments for service on the Board. The Board then generally views each Trustee appointment or nomination in the context of the Board’s overall composition and diversity of backgrounds and considers each Trustee’s individual professional experience and service on other boards of directors, as well as his or her current and prior roles (such as committee service) on the Board.

The following summarizes the experience and qualifications of the Trustees:

Dr. Lisa Anderson. Dr. Anderson has significant leadership experience at prominent academic institutions. Currently serving as President of the American University in Cairo, she was previously Provost of that institution and before that Dean of the Columbia University School of International and Public Affairs. Dr. Anderson also serves on the boards or steering committees of various research and public affairs organizations. At First Eagle Funds, Dr. Anderson serves on the Board’s Nominating and Governance Committee.

Mr. John Arnhold. Mr. Arnhold has significant executive and investment management experience. He is Chairman and Chief Investment Officer of First Eagle Investment Management, LLC, the investment adviser to the Fund, and holds senior executive and investment management positions at various affiliates of the Adviser. Mr. Arnhold also serves on the boards of various charitable and educational institutions. At First Eagle Funds, Mr. Arnhold serves on the Board’s Valuation Committee and was previously the Board’s Chairman.

Ms. Candace Beinecke. Ms. Beinecke has significant executive and business advisory experience. She is Chair of Hughes Hubbard & Reed LLP, an international law firm. Ms. Beinecke also serves on the boards of an international industrial firm, a major real estate investment trust, a brokerage and investment advisory firm, and various charitable institutions. At First Eagle Funds, Ms. Beinecke serves as Chair of the Board of Trustees and as Chair of the Board’s Nominating and Governance Committee.

Mr. Jean-Marie Eveillard. Mr. Eveillard has significant portfolio management experience. Currently serving as a Senior Advisor with First Eagle Investment Management, LLC, he was the portfolio manager of Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund from 1974-2004 and again from 2007-2009. Mr. Eveillard has been recognized in the press and by mutual fund ranking organizations as a leading value investor and is the recipient of multiple lifetime achievement awards for his service to the field and long-term record of investment performance. Mr. Eveillard also serves on the boards of a French investment advisory firm, a French industrial company and various charitable institutions.

Ms. Jean Hamilton. Ms. Hamilton has significant professional and leadership experience in the financial services industry. Currently engaged as a private investor and consultant, she previously held a number of senior executive positions with Prudential Financial, Inc. Ms. Hamilton also serves on the boards of an international reinsurance and insurance firm and various charitable institutions. At First Eagle Funds, Ms. Hamilton serves on the Board’s Audit Committee and Valuation Committee.

Mr. James Jordan. Mr. Jordan has lengthy experience in the asset management sector of the financial industry. Currently a private investor, he serves on the board of directors of a domestic listed company and an international listed investment trust company, as well as the boards of various charitable and public interest organizations. Previously, he served as President of The William Penn Funds, Inc., a mutual fund management company; as a consultant to The Jordan Company, a private investment banking company; and as Managing Director of First Eagle Investment Management, LLC, the investment adviser to the Fund. At First Eagle Funds, he serves on the Board’s Nominating and Governance Committee.

Mr. William Kelly. Mr. Kelly has significant professional and leadership experience in the financial services industry, with an emphasis on the asset management sector. Currently engaged as a private investor and consultant, he previously was president of the investment management firm of Lingold& Associates. Mr. Kelly also serves on the boards of various academic and charitable institutions. At First Eagle Funds, Mr. Kelly serves on the Board’s Audit Committee.

Mr. Paul Lawler. Mr. Lawler has significant portfolio management experience as an institutional investment manager. Currently engaged as a private investor and consultant, he previously served as chief investment officer for the W.K. Kellogg Foundation and in senior investment roles at other prominent not-for-profit organizations. Mr. Lawler also serves on the boards of various charitable institutions. At First Eagle Funds, Mr. Lawler serves as Chair of the Board’s Audit Committee.

Each Independent Trustee also was nominated based in part on his or her status as a person who is not an “interested person” of the Trust as defined in the Investment Company Act. The Board also considers whether a Trustee has been up for election before the Trust’s shareholders (as is the case for all except Ms. Anderson and Mr. Eveillard, who were appointed by the Board). Descriptions of Trustee experience should not be taken to suggest that any Trustee is expert in a particular subject.

Compensation of Trustees and Officers

Effective November 1, 2010 those Trustees of the Trust who are not officers or employees of the Adviser or Arnhold and S. Bleichroeder Holdings, Inc. (“ASB Holdings”) are paid by the Trust and First Eagle Variable Funds an annual fee of $120,000, a fee of $5,000 for each in-person meeting and $1,000 (subject to the discretion of the Chair) for each telephonic meeting of the Trust’s Board of Trustees, and a fee of $2,500 for each meeting of any Committee of the Board that they attend (other than meetings of the Valuation Committee, for which the meeting fee is $1,000). These Trustees also receive an annual fee of $25,000 for serving as the chair of any standing committee of Trustees (except that such additional fee is $35,000 in the case of the Audit Committee). In the case of the Valuation Committee, there is no separate retainer for a chair of that committee. The Chair of the Board of Trustees receives an additional annual fee of $120,000 for serving in that position. Such fees are allocated, generally, between the Trust and First Eagle Variable Funds on a pro rata basis in relationship to their relative net assets. Each Trustee is reimbursed by the Trust for any expenses he or she may incur by reason of attending such meetings or in connection with services he or she may perform for the Trust. During the fiscal year ended October 31, 2010, an aggregate of $1,099,091 was paid, accrued or owed for Trustees’ fees and expenses by the Trust.

The following table sets forth information regarding compensation of Trustees by the Trust and by the fund complex of which the Trust is a part for the fiscal year ended October 31, 2010. Officers of the Trust and Interested Trustees do not receive any compensation from the Trust or any other fund in the fund complex which is a U.S. registered investment company. The Trust does not maintain a retirement plan for its Trustees.

Trustee Compensation Table
Fiscal Year Ended October 31, 2010

Name of Person, Position	Aggregate Compensation Paid or Owed from Registrant**	Total Compensation Paid or Owed from Registrant and Fund Complex Paid to Trustees**
Lisa Anderson, Trustee	$146,271	$148,258
John P. Arnhold, Trustee*	—	—
Candace K. Beinecke, Trustee	$306,291	$310,492
Jean-Marie Eveillard, Trustee*	—	—
Jean D. Hamilton, Trustee	$158,277	$160,420
James E. Jordan, Trustee	$145,953	$147,939
William M. Kelly, Trustee	$149,551	$151,575
Paul J. Lawler, Trustee	$186,188	$188,700

*	Interested Trustee.

**
For this purpose, the fund complex consists of six portfolios of the Trust (Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund, Fund of America and High Yield Fund), plus the First Eagle Overseas Variable Fund. As of October 31, 2010, each Trustee served on the board of the Trust and that of the First Eagle Overseas Variable Fund.

In addition, all persons serving as officers of the Trust (including the Fund’s Chief Compliance Officer) are employed by the Adviser and the Adviser seeks reimbursement from the Trust for salary and benefits paid to some of those persons to the extent they provide services eligible for such reimbursement. This reimbursement program is described in more detail under the heading “Investment Advisory and Other Services — Payments to the Adviser.”

Deferred Compensation

In addition to the compensation detailed above, each eligible Trustee may elect to defer a portion of his or her compensation from the First Eagle fund complex.  Such amounts grow or decline as if invested in one or more Funds, as selected by the Trustee.  Currently, only those Trustees listed below have elected to defer a portion of their Trustee compensation under this program.  As of October 31, 2010, none of the Trustees had elected to allocate a portion of his or her deferred compensation by reference to High Yield Fund (the Fund had not commenced operations as of that date).

Additional Information Regarding the Trustees

As of October 31, 2010, none of the Trustees held shares of High Yield Fund (the Fund had not commenced operations as of that date).

Since January 1, 2010, none of the independent Trustees who is a trustee of another investment company whose adviser and principal underwriter are FEIM and FEF Distributors, respectively (i.e., First Eagle Variable Funds), has held any other position with (i) the Trust (other than as a Trustee), (ii) an investment company having the same adviser or principal underwriter as the Fund or an adviser or principal underwriter that controls, is controlled by, or is under common control with the Adviser or the Distributor (other than as a Trustee), (iii) the Adviser, the Distributor or other affiliate of the Trust, or (iv) any person controlling, controlled by or under common control with the Adviser or the Distributor.  Also since January 1, 2010, none of these individuals owns, beneficially or of record, securities issued by (i) the Adviser or the Distributor or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.  Finally, none of these individuals or their immediate family members has an interest in a transaction with a “related person” of the company.  A “related person” is (i) an executive officer of the Trust, (ii) an investment company having the same adviser or principal underwriter as the Fund or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser or the Distributor, (iii) an executive officer of such an investment company, (iv) the Adviser or the Distributor, (v) an executive officer of the Adviser or the Distributor, (vi) a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor, or (vii) an executive officer of a person described in clause (vi) above.

The Trust, the Adviser, and the Distributor have adopted a code of ethics under Rule 17j-1 of the Investment Company Act.  This code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund, with certain exceptions.

As of the date of this SAI, the High Yield Fund has not commenced operations and, thus, there are no outstanding shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

As described in the Trust’s Prospectus, FEIM is the Trust’s investment adviser and, as such, manages the High Yield Fund.  FEIM is a subsidiary of ASB Holdings, a privately owned holding company.  The Adviser’s primary offices are located at 1345 Avenue of the Americas, New York, NY 10105.

Under its investment advisory contracts with the Trust on behalf of the High Yield Fund, FEIM furnishes the Fund with investment advice consistent with its stated investment objective.  Prior to the closing of the Reorganization, the Predecessor Fund to the High Yield Fund had an advisory agreement with Old Mutual Capital, Inc., and a subadvisory agreement with Dwight Asset Management, LLC through September 30, 2011, when the Predecessor Fund’s portfolio management team transitioned to FEIM, at which point the Predecessor Fund entered into an interim subadvisory agreement with FEIM effective October 1, 2011.

FEIM also furnishes the Trust with office space and certain facilities required for the business of the Fund, and statistical and research data, and pays any compensation and expenses of the Trust’s officers (including part of the compensation of the Chief Compliance Officer and certain other of the Trust’s officers).  Certain of these expenses are subject to reimbursement to the Adviser as described under the heading “Payments to the Adviser” below.

Payments to the Adviser

In return for the services listed above, the Fund pays FEIM a fee at the annual rate 0.70% of the average daily value of the Fund’s net assets.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund, and in accordance with the agreement between them the Fund will reimburse the Adviser for costs (including personnel, related overhead and other costs) related to those services. Those reimbursements may not exceed an annual rate of 0.05% of the value of the Fund’s average daily net assets. After December 31, 2013, the Fund will no longer reimburse these costs and instead will pay a fixed administrative services fee to the Adviser at an annual rate of 0.05% of the value of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses, as allowed by law, so that the total annual operating expenses (excluding certain items) of Class A shares do not exceed 1.25%, Class C shares do not exceed 2.00% and Class I shares do not exceed 0.80% until at least December 31, 2013 (the “Fee Waiver and Expense Reimbursement Agreement”).

Portfolio Managers

Messrs. Edward B. Meigs and Sean M. Slein manage the High Yield Fund.  Each of these portfolio managers receives significant input and support from a team of investment professionals.  The following table provides information as of October 31, 2010 relating to the activities, and investments in the High Yield Fund, by Messrs. Meigs and Slein.
Portfolio Manager	Number of Other Pooled Investment Vehicles Managed and Total Assets for such Accounts	Number of Other Accounts Managed and Total Assets for such Accounts
Edward B. Meigs	1 accounts with assets of $8.8 million	1 account with assets of $16 million

Sean M. Slein	1 accounts with assets of $8.8 million	1 account with assets of $16 million

***
The data provided for Messrs. Meigs and Slein does not include the High Yield Fund (because it had not commenced operations in its present form as of that date) but does include the High Yield Fund’s Predecessor Fund.

Mr. Meigs manages no pooled investment vehicles or accounts for which the advisory fees are based in part on the performance of the accounts.  Mr. Meigs’s compensation consists of a salary and discretionary bonus, subject to agreed upon minimums for both the 2011 and 2012 calendar years.  Mr. Meigs’s bonus is based on the performance of the High Yield Fund and any other account managed by him, his contributions to the performance (and the overall performance) of the other client accounts, the level of assets under management, and his overall contribution to the firm and the firm’s Global Value Team.

Mr. Slein manages no pooled investment vehicles or accounts for which the advisory fees are based in part on the performance of the accounts.  Mr. Slein’s compensation consists of a salary and discretionary bonus, subject to agreed upon minimums for both the 2011 and 2012 calendar years.  Mr. Slein’s bonus is based on the performance of the High Yield Fund and any other account managed by him, his contributions to the performance (and the overall performance) of the other client accounts, the level of assets under management, and his overall contribution to the firm and the firm’s Global Value Team.

Although the identified portfolio managers may be assisted by a team of professionals, such as research analysts, associate portfolio managers and trading personnel, no other person has final responsibility for Fund investment decisions.

In order to provide you with additional information regarding the Adviser, the following table identifies the team of investment professionals assisting the High Yield Fund and provides information regarding their professional backgrounds.

Andrew Bahl
Mr. Bahl joined the Adviser in September 2011 from Dwight Asset Management where he was an associate credit analyst covering the Transportation industry.  Prior to Dwight, he was a manager at Protiviti in their financial services team where he executed operational and compliance reviews for clients.  Mr. Bahl graduated from Washington and Lee University with a Bachelor of Science degree in Business Administration.
Transports, Aerospace & Defense, Gaming, Lodging, Leisure

Stefanie Bachhuber
Ms. Bachhuber joined the Adviser in September 2011 from Dwight Asset Management, where she spent 10 years as a senior credit analyst covering primarily consumer-focused industries.  Prior to joining Dwight, she held positions with Mt. Washington Investment Group (a division of The St. Paul), Friedman, Billings, Ramsay, and Federated Investors.  Mr. Bachhuber received her MBA from Duke University and her BSM from Tulane University.
Consumer, Retail, Textile, Apparel, Waste, Tobacco, Building Materials, Autos

Conflicts of Interest

Personnel of the Adviser (including the Fund’s portfolio managers identified above) serve as portfolio managers to certain clients and unregistered investment companies that may utilize an investment program that is substantially similar to that of the Fund, including proprietary and related accounts.  In addition, the Adviser currently serves, or may in the future serve, as investment adviser to other registered investment companies, unregistered investment companies or accounts (including proprietary accounts), some of which provide for incentive compensation (such as performance fees).  Consequently, the Adviser’s investment management activities may present conflicts between the interests of the Fund and those of the Adviser and potentially among the interests of various accounts managed by the Adviser, principally with respect to allocation of investment opportunities among similar strategies.  Although each of the Adviser has adopted allocation procedures intended to provide for equitable treatment of all accounts over time, it is possible that circumstances may arise requiring case-by-case treatment and that each client account will not necessarily participate in the same transaction.  The allocation procedures generally contemplate similar treatment for like accounts, with exceptions for various special considerations, including primary allocations based on an account’s tax position, cash management requirements, concentration tolerance or minimum investment size policies.  At times a portfolio manager may determine that an investment opportunity may be appropriate for only some accounts or accounts managed by the Adviser and/or may take different positions with respect to a particular security.  In these cases, the Adviser may execute differing or opposite transactions for one or more accounts, which may affect the market price or the execution of the transactions or both, to the detriment of one or more other accounts.  Conflicts also may be presented by Messrs. Meigs’s and Slein’s portfolio manager compensation arrangements, in that they are not dependent on any particular level of investment performance.  Generally, the portfolio managers have significant personal investments in the First Eagle Funds as a whole, but may not be invested in the Fund  (and are not invested in one First Eagle Fund to another to the same extent).

VOTING OF PROXIES

The Board of Trustees has delegated to the Adviser the authority to vote proxies received by the Fund from the companies in which they invest (for this purpose, the “portfolio positions”).  The Adviser has adopted policies and procedures (the “Policies”) regarding the voting of such proxies, which policies have been reviewed and approved by the Board of Trustees as appropriate to their management of the Fund’s assets.  It is the policy of the Adviser to vote client proxies in a manner that serves the best interest of the client.

The Policies provide for procedures that address conflicts of interest between the Adviser and a client with respect to voting proxies.  With regard to the Adviser this may involve review of a proposed vote by their compliance personnel and, in certain circumstances, will require consultation with the client or its representative (the Board of Trustees, in the case of the Trust).  The Adviser may abstain from voting from time to time when it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.

The Adviser relies on Institutional Shareholder Services Inc., a subsidiary of MSCI Inc. (“ISS”), a third party proxy voting service, for recommendations as to voting on particular issues and for technical assistance in tracking instances in which the Fund has the opportunity to vote and in transmitting voting instructions to the relevant corporate issuer or its proxy tabulation agents.  The Adviser utilizes ISS as a resource to enable it to make better-informed proxy voting decisions and to limit the potential for conflicts in the proxy voting process.  The Adviser has analyzed and determined the ISS.  Proxy Guidelines to be largely consistent with the views or the Adviser on various types of proxy proposals.  Therefore, in many cases, the voting recommendation of the third party service is followed.  However, the Adviser may determine to vote a proxy in a manner other than the manner recommended by its proxy voting service provider.  While other services may be relied on from time to time, the Adviser relies principally on proxy voting services provided by ISS.  General information about ISS voting recommendations is available on ISS’s website at http://www.msci.com (with separate voting “guidelines” listed for U.S. securities, international securities, Canadian securities and U.K. securities — certain guidelines on that website, however, do not apply to ISS’s recommendations made for the Fund, such as those for pension plan investors and socially responsible investors).

Information regarding the proxy-voting record of the Trust for the most recent twelve-month period ended June 30 is available by calling the Trust at (800) 334-2143.  This information also is available on the SEC’s website at http://www.sec.gov.

DISTRIBUTOR OF THE FUND’S SHARES

FEF Distributors, LLC serves as the Distributor of the Fund’s shares.  FEF Distributors, LLC is a registered broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”).  FEF Distributors, LLC is a wholly-owned subsidiary of the Adviser.

The Fund pays the Distributor a Rule 12b-1 fee to cover expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions on Class A shares at the annual rate of up to 0.25% of the average daily net assets of the Fund’s outstanding Class A shares.  The Fund pays the Distributor Rule 12b-1 and service fees on Class C shares at the combined annual rate of up to 1.00% of the average daily net assets of the Fund’s outstanding Class C shares.  These payments (other than service fees) may also be used to cover expenses incurred by the Distributor for providing sales and promotional activities under the Fund’s Rule 12b-1 Plan, including the printing and distribution of sales literature and prospectuses sent to prospective investors.  The Distributor also normally retains part of the initial sales charge as its underwriter’s allowance on sales of Class A shares, and when it does broker-dealers may be deemed to be underwriters as that term is defined under the 1933 Act.  Pursuant to the Distribution and Services Agreements between the Distributor and the Trust, the Fund agrees to indemnify the Distributor against certain liabilities under the 1933 Act.

The Fund’s Rule 12b-1 Plan is a compensation plan which means that the Fund pays the Distributor for distributor services based on the net assets of Class C and Class A shares.  The Distributor pays financial services firms fees for distributing the Class C and Class A shares.  The Class I shares of the Fund do not participate in the Plan.

No such 12b-1 fees were paid by the High Yield Fund during the period referenced above, although certain payments of a similar nature were paid by the Predecessor Fund.

The Fund may, under policies approved by the Trust’s Board of Trustees, from time to time, enter into arrangements with institutions to provide sub-transfer agent services and other related services (e.g., client statements, tax reporting, order-processing and client relations) where a number of persons hold Fund shares through omnibus or other “street name” accounts registered with the Fund’s transfer agent, DST Systems, Inc. (“DST”).  Under those arrangements, the Fund may compensate the institution rendering such services on a per sub-account basis, as an asset-based fee, as a sales fee or in some cases through a combination of the three.  While the Adviser and the Distributor consider these to be payments for services rendered, they represent an additional business relationship between these sub-transfer agents and the Fund that often results, at least in part, from past or present sales of Fund shares by the sub-transfer agents or their affiliates.  Such compensation paid by the Fund does not amount in aggregate for more than what otherwise would have been paid to DST for the same services.  The High Yield Fund paid no sub-transfer agency payments during the period, although certain payments of a similar nature were paid by the Predecessor Fund.

Additional payments relating to sub-transfer agency services are paid by the Distributor, the Adviser or an affiliate out of its or their own resources which is sometimes considered a form of “revenue sharing.”

Revenue Sharing

The Distributor, the Adviser or an affiliate may, from time to time, out of its (or their) own resources, make substantial cash payments — sometimes referred to as “revenue sharing” — to broker dealers or financial intermediaries for various reasons.  These payments may support the delivery of services to the Fund or to shareholders in the Fund, including, without limitation, transaction processing and sub-accounting services.  These payments also may serve as an incentive to sell shares of the Fund and/or to promote retention of customer assets in the Fund.  As such, they may be made to firms that provide various marketing support or other promotional services relating to the Fund, including, without limitation, advertising, access on the part of the Distributor’s personnel to sales meetings, sales representatives and/or management representatives of the broker dealer or other financial intermediary, as well as inclusion of the Fund in various promotional and sales programs.  Marketing support services also may include business planning assistance, educating broker dealer personnel about the Fund and shareholder financial planning assistance.

Revenue sharing also may include any other payment requirement of a broker dealer or another third-party intermediary, including certain agreed upon “finder’s fees” as described in greater detail in the Prospectus.  All such payments are paid by the Distributor, the Adviser or an affiliate of either out of its (or their) own resources and are in addition to any Rule 12b-1 payments described elsewhere in this Statement of Additional Information.  Revenue sharing payments may be structured: (i) as a percentage of sales; (ii) as a percentage of net assets; (iii) as a fixed dollar amount; or (iv) as some combination of any of these.  In many cases, they therefore may be viewed as encouraging sales activity or retention of assets in the Fund.  Generally, any revenue sharing or other payments of the type just described will have been requested by the party receiving them, often as a condition of distribution, but are subject to negotiation as to their structure and scope.

The Distributor, the Adviser and/or an affiliate of either also pays from its (or their) own resources for travel and other expenses, including lodging, entertainment and meals, incurred by brokers or broker representatives related to diligence or informational meetings in which broker representatives meet with investment professionals employed by the Fund’s investment adviser, as well as for costs of organizing and holding such meetings.  The Fund and/or such related parties to the Fund also may make payments to or on behalf of brokers or their representatives for other types of events, including sales or training seminars, and may provide certain small gifts and/or entertainment as permitted by applicable rules.

As of December 31, 2010, the parties with whom the Distributor, the Adviser and/or an affiliate of either have entered into written agreements to make revenue sharing payments with respect to the Fund are as follows (such payments not including, for this purpose, “finders’ fees” paid, the sub-transfer agency payments described above, and payments for entertainment, training and education activities for the brokers and broker representatives, their investment professionals and/or their clients or potential clients):

Parties Having Revenue Sharing Agreements
with the Distributor, the Adviser or an Affiliate

Ameriprise Financial Services, Inc.
Citigroup Global Markets, Inc.
Morgan Stanley and Co. Inc.
Raymond James Financial Services, Inc.
UBS Financial Services, Inc.
Wells Fargo Advisors, LLC

Shareholders or prospective investors should be aware that revenue sharing arrangements or other payments to intermediaries could create incentives on the part of the parties receiving the payments to more positively consider the Fund relative to mutual funds either not making payments of this nature or making smaller such payments.  A shareholder or prospective investor with questions regarding revenue sharing or other such payments may obtain more details by contacting his or her broker representative or other financial intermediary directly.

FUND SHARES

The shares of the beneficial interests of the High Yield Fund are currently classified as Class A shares, Class C shares and Class I shares.  All shares issued and outstanding are redeemable at net asset value at the options of shareholders.  Shares have no preemptive or conversion rights.

The Board of Trustees is authorized to reclassify and issue any shares of the Trust without shareholder approval.  Accordingly, in the future, the trustees may create additional series or classes of shares with different investment objectives, policies or restrictions.  Any issuance of shares of another series or class would be governed by the Investment Company Act and Delaware law.  Each share of the Fund is entitled to one vote for each dollar of net asset value and a proportionate fraction of a vote for each fraction of a dollar of net asset value.  Generally, shares of each Fund of the Trust vote together on any matter submitted to shareholders, except when otherwise required by the Investment Company Act or when a matter does not affect any interest of a particular class, in which case only shareholders of such other class or classes whose interests may be affected shall be entitled to vote.  Shareholders shall not be entitled to cumulative voting in the election of Trustees or on any other matter.

All conversions will take place at net asset value and shall not result in the realization of income or gain for federal income tax purposes.  Share conversion privileges may not be available for all accounts and may not be offered at all dealers or financial intermediaries.  For additional information concerning conversions, or to initiate a conversion, contact your dealer, financial intermediary or the First Eagle Funds at (800) 334-2143.

COMPUTATION OF NET ASSET VALUE

The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange is open for trading.  The Exchange is closed on the following days: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.  The ongoing expenses of the Fund are treated as liabilities of the Fund for this purpose and therefore reduce the Fund’s net asset value.  General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to the Fund’s total net assets and then pro rata to each outstanding share within a given class.  Such general expenses include (1) management fees and expense reimbursements paid to the Adviser, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class.  Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued.  If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively).  In the case of an option traded on a securities exchange for which a last sale price is not available, the option may be valued at its NBBO (national best bid and offer) reported by the Options Price Reporting Authority.  Securities other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case it is valued at its last sale price (or, if available in the case of NASDAQ securities, the NASDAQ Official Closing Price (“NOCP”)).

Commodities (such as physical metals) are valued at the spot price at the time trading on the New York Stock Exchange closes (normally 4:00 p.m. E.S.T.).  Forward currency contracts are valued at the current cost of covering or offsetting such contracts.

All bonds, whether listed on an exchange or traded in the over-the-counter market (and except for short-term investments as described in the next sentence), for which market quotations are readily available are valued by a third-party pricing service at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone.  Short-term investments maturing in sixty days or less are valued at cost plus interest earned (or discount amortized, as the case may be), which is deemed to approximate value.

The 2:00 p.m. E.S.T. exchange rates typically are used to convert foreign security prices into U.S. dollars.  Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed by the Adviser to be the primary trading venue for that security.  In the absence of such a quotation, a quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for the particular security shall be used.  The Fund uses pricing services to identify the market prices of publicly traded securities in their portfolios.  When market prices are determined to be “stale” as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be “fair valued” in accordance with procedures approved by the Board of Trustees.

Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of the Fund’s holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board.  The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and security-specific events.  Certain Funds with significant non-U.S. holdings have adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market generally require fair valuation of securities traded on that foreign market.  The values assigned to the Fund’s holdings therefore may differ on occasion from reported market values, especially during periods of higher market price volatility.  The Trust and the Adviser believe relying on the procedures described above will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s portfolio holdings are made public, as required by law, in the Fund’s annual and semi-annual reports.  These reports are filed with the SEC and mailed to shareholders approximately 60 days after the last day of the relevant period.  (In addition, these reports are available upon request as described on the front cover of this Statement of Additional Information.)  Also as required by law, the Fund’s portfolio holdings are reported to the SEC approximately 60 days after the last day of the Fund’s relevant first or third fiscal quarterly period.  Top position holdings (generally top-ten), as well as certain statistical information relating to portfolio holdings such as country or sector breakdowns, are posted to the Fund’s website on a monthly basis within 30 days after the end of each month.  These postings can be located behind the “Portfolio Composition” icon on the Fund’s page of the website and generally are available for at least 30 days from their date of posting.  Archived top holding postings are also available for up to six months.  As should be clear, because the Fund considers current portfolio holding information proprietary, such information is typically withheld for some time before being made public.  When authorized by appropriate executive officers of the Fund, portfolio holdings information may be given more frequently than as just described to third-party Fund service providers, various mutual fund rating and ranking organizations and certain affiliated persons of the Fund.  As of the date of this Statement of Additional Information, these persons are limited to the Distributor, the Fund’s custodian (full portfolio daily, no lag) and internal and external (State Street Bank & Trust Co.) accounting personnel (full portfolio daily, no lag), third party legal advisers, the Fund’s independent registered public accounting firm, various portfolio management and/or trading systems (ePAM, Charles River, ITG TCA, STAARS, Advent Geneva) (disclosure may vary but may sometimes include full portfolio daily, no lag), ISS (full portfolio at month end, no lag) and other proxy voting agents, Command Financial Press Corporation and Merrill Corporation, in connection with financial printing (full portfolio quarterly, approximately 30-day lag), portfolio analytics software provider FactSet Research Systems (full portfolio daily, no lag — only advisory and advisory support personnel of the Adviser have access to the FactSet outputs derived from these disclosures), portfolio analytics software provider Vestek (a Thomson Financial company) (full portfolio monthly, 45-day lag — Vestek, in turn, makes this information available to Smith Barney, although internal Smith Barney controls prohibit dissemination to Smith Barney traders, brokers or clients information other than top-10 holdings and general portfolio statistics), and the following mutual fund rating/ranking organizations, whose further dissemination is subject to the subscription rules of these rating/ranking organizations: Morningstar (full portfolio month-end, 45-day lag), Lipper (full portfolio month-end, 45-day lag), Bloomberg (full portfolio semi-annually, 45-day lag), and CDA Weisenberger/Thomson Financial (full portfolio month-end, 45-day lag). Finally, on occasion the Fund may disclose one or more individual holdings to pricing or valuation services (or to broker-dealers acting as market makers) for assistance in considering the valuation of the relevant holdings.  The Fund’s regular pricing and fair valuation services are Reuters, FT Interactive Data (IDC), Bloomberg, PinkSheets.com, and OTCQuote.com (all such services have access to some or all of the portfolio daily, no lag).

In each of the cases described in the preceding paragraph, the information provided is subject to limitations on use intended to prohibit the recipient from trading on or inappropriately further disseminating it.  As part of the internal policies and procedures, conflicts between the interests of the investors and those parties receiving portfolio information will be considered.  In addition to the Fund’s policies and procedures in this area, a number of fund service providers maintain their own written procedures limiting use and further transmission of portfolio holdings information disclosed to them.  Neither the Fund nor the Adviser (nor its affiliates) receives any compensation in connection with disclosure of information to these parties, and all such arrangements are pursuant to policies approved by the Board of Trustees, which has determined that they are appropriate and in the best interests of Fund shareholders.  These Fund policies and procedures will be reviewed by the Trustees on an annual basis, for adequacy and effectiveness, in connection with the Fund’s compliance program under Rule 38a-1 under the Investment Company Act; and related issues will be brought to the attention of the Trustees on an as appropriate basis.

Additionally, the Adviser or its personnel from time to time may comment to the press, Fund shareholders, prospective investors or shareholder or investor fiduciaries or agents (orally or in writing) on one or more of the Fund’s portfolio securities or may state that the Fund recently purchased or sold one or more securities.  This commentary also may include such statistical information as industry, country or capitalization exposure, credit quality information, specialized financial characteristics (alpha, beta, maturity, sharpe ratio, standard deviation, default rate, etc.), price comparisons to various measures, portfolio turnover and the like.  No comments may be made, however, if likely to permit, in the sole judgment of the Adviser, inappropriate trading of Fund shares or of Fund portfolio securities.

HOW TO PURCHASE SHARES

The methods of buying and selling shares and the sales charges applicable to purchases of shares of the Fund are described in the Trust’s Prospectus.  As stated in the Prospectus, shares of the Fund may be purchased at net asset value by various persons associated with the Trust, the Adviser, FEF Distributors, LLC, ASB Holdings, certain firms providing services to the Trust or affiliates thereof for the purpose of promoting good will with employees and others with whom the Trust has business relationships, as well as in other special circumstances.  Shares are offered to other persons at net asset value in circumstances where there are economies of selling efforts and sales related expenses with respect to offers to certain investors.

TAX STATUS

The Fund has elected and intends to qualify annually as a “regulated investment company” under the Code.  In order to qualify as a regulated investment company for a taxable year, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, net income derived from an interest in a qualified publicly traded partnership (“PTP”), gains from the sale or other disposition of stock, securities or foreign currencies or other income (such as gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer qualifying only if the Fund’s investment is limited to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are determined, under Treasury regulations, to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified PTPs; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends and interest net of expenses and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its tax-exempt interest income (net of certain costs allocable to such income) for the year.

The Fund may invest in certain assets, such as gold bullion, that do not constitute “securities” for purposes of the regulated investment company qualification tests referred to in the previous paragraph and other assets, including various derivative and structured investment products the status of which as “securities” for such purposes may not be fully settled.  Subject to the provisions of the Regulated Investment Company Modernization Act of 2010 (the “2010 Modernization Act”) as described below, if a sufficient portion of a Fund’s assets were not stock or such securities or if a sufficient portion of a Fund’s gross income were not derived from stock or such securities for any taxable year, that Fund may fail to qualify as a regulated investment company for such taxable year.

If a Fund fails to qualify for taxation as a regulated investment company for any taxable year, the Fund’s income will be taxed at the Fund-level at regular corporate rates.  In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, such Fund may be required to recognize unrealized gains, incur substantial taxes on such unrealized gains, and make certain substantial distributions.

Under the 2010 Modernization Act, if a Fund were otherwise to fail to satisfy the gross income test for a taxable year, it would nevertheless be considered to satisfy such test if its failure to satisfy the gross income test were due to reasonable cause and not willful neglect and if it were to satisfy certain procedural requirements.  A Fund would be subject to an excise tax if it were to rely on this provision in order to meet the gross income test.

In addition, if a Fund were otherwise to fail to satisfy the asset diversification test, it would nevertheless be considered to satisfy such test pursuant to the 2010 Modernization Act if either (a) the failure to satisfy the asset test were de minimis and the Fund were to satisfy the asset test within a prescribed time period or (b) the Fund’s failure to satisfy the asset diversification test were due to reasonable cause and not willful neglect, the Fund were to satisfy the test within a prescribed time period and the Fund were to satisfy certain procedural requirements. A Fund’s failure to satisfy the asset diversification test would be considered de minimis if it were due to the Fund’s ownership of assets the total value of which did not exceed the lesser of $10 million and 1 percent of the total value of the Fund’s assets at the end of the fiscal quarter in which the test was being applied.  A Fund would be subject to an excise tax if it were to rely on the provision described in (b) of this paragraph in order to meet the asset diversification test.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders.  The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains.  Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a non-deductible 4% excise tax.  To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to or exceeding the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3)

100% of any ordinary income and capital gains for the preceding year that were not distributed during that year. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.  Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.  To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.  Finally, any foreign currency transactions that are not directly related to a Fund’s investments in securities (possibly including, but not limited to, speculative currency positions or currency derivatives not used for hedging purposes) could, under future administrative guidance issued by the Internal Revenue Service (the “IRS”), produce income not among the types of “qualifying income” from which the Fund must derive at least 90 percent of its annual gross income.

Different tax treatment is accorded accounts maintained as IRAs, including a penalty on pre-retirement distributions that are not properly rolled over to other IRAs.  Shareholders should consult their tax advisers for more information.

Dividends paid out of a Fund’s investment company taxable income will be taxable to a U.S. shareholder as ordinary income.  For taxable years beginning on or before December 31, 2012, provided that certain holding period requirements are met at the Fund and shareholder levels, certain dividends received by non-corporate shareholders (including individuals) from a Fund may be eligible for the maximum 15% tax rate applicable in the case of long-term capital gains to the extent that the Fund receives “qualified dividend income” and designates a portion if its dividends as such in a written notice to shareholders.  To the extent that a portion of a Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction if so designated by the Fund in a written statement to shareholders.  Any dividends paid by a Fund that are attributable to distributions from real estate investment trusts (“REITs”) will not qualify for the corporate dividends-received deduction.  Furthermore, dividends attributable to distributions from REITs will generally not qualify for the maximum 15% tax rate on certain Fund dividends earned by non-corporate shareholders (including individuals).  For taxable years beginning on or before December 31, 2012, distributions of net capital gains derived from all sales of portfolio securities by a Fund, if any, reported as capital gains distributions, are generally taxable to individual shareholders at a maximum 15% capital gains rate, regardless of whether the shareholder has held the Fund’s shares for more than one year, and are not eligible for the dividends-received deduction.  After the close of each fiscal year, the Fund will designate the portion of its dividends paid to shareholders constituting qualified dividend income, dividends eligible for the corporate dividends-received deduction, and capital gain dividends.  Shareholders receiving distributions in the form of additional shares, rather than cash, generally will recognize income and have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date.  Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming the Fund shares are held as a capital asset).  Collectible gains, such as gains on gold and silver bullion, held for less than one year, are taxable to a U.S. shareholder as short-term gains.  Gains realized on collectibles held for greater than one year currently are subject to a 28% tax rate.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

Investments by a Fund in securities issued or acquired at a discount, or providing for deferred interest or payment of interest in the form of additional obligations could result in income to the Fund equal generally to a portion of the excess of the face value of the securities over their issue or acquisition price (the “original issue discount”) each year that the securities are held, even though the Fund receives no interest payments.  In addition, a Fund’s investment in foreign currencies or foreign currency denominated or referenced debt, certain asset-backed securities, section 1256 contracts (as described below) and, contingent payment and inflation-indexed debt instruments also may increase or accelerate a Fund’s recognition of income, including the recognition of taxable income in excess of the cash generated by such investments.  Such income must be included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the imposition of U.S. federal income tax and the 4% excise tax.  In such case, the Fund could be required to dispose of securities which it might otherwise have continued to hold or borrow to generate cash to satisfy its distribution requirements.

A Fund that invests in debt instruments that are at risk of or are in default may become subject to special tax issues regarding when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent it may take deductions for bad debts or worthless securities, how payments received on defaulted instruments should be allocated between principal and income, and whether exchanges or modifications of debt instruments are taxable.  These and other issues related to at-risk debt instruments may also affect the amount of income that a Fund is required to distribute to preserve its status as a regulated investment company and to avoid becoming subject to federal income or excise tax.

A Fund’s gains and losses on the sale, lapse, or termination of options that it holds will generally have the same character as gains and losses from the sale of the security to which the option relates.  If options written by a Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration.  A Fund may also have short-term capital gains and losses associated with closing transactions with respect to options written by the Fund.  If call options written by a Fund are exercised, the selling price of the security to which the option relates is increased by the amount of the premium received by the Fund, and the character of the capital gain or loss on the sale of such security as long-term or short-term depends on the security’s holding period.  Upon the exercise of a put held by a Fund, the premium initially paid for the put is offset against the amount received for the security sold pursuant to the put thereby decreasing any gain (or increasing any loss) realized on the sale.  Generally, such gain or loss is capital gain or loss, the character of which as long-term or short-term depends on the holding period of the security.  However, the purchase of a put option may be subject to the short sale rules or straddle rules for U.S. federal income tax purposes.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold.  Gain or loss from a short sale is generally capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands.  Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains.  These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund.  Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year.

Certain regulated futures, nonequity option, and foreign currency contracts in which the Fund may invest are “section 1256 contracts.”  Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain section 1256 contracts may be treated as ordinary income or loss.  Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are “marked-to-market” (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

Generally, the hedging transactions undertaken by the Fund (including, for example, the ownership of stocks and the sale of options) may result in “straddles” for U.S. federal income tax purposes.  The straddle rules may cause certain gains to be treated as short-term rather than long-term and may cause certain losses to be treated as long-term rather than short-term.  In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized and certain interest expenses may be required to be capitalized.  In addition, dividends, if any, on the stocks held as part of a straddle would not qualify for the lower rate generally applicable to “qualified dividend income.”  The tax consequences to these Funds of engaging in hedging transactions are not entirely clear.  Hedging transactions may increase the amount of short-term capital gains realized by a Fund which is taxed as ordinary income when distributed to shareholders.  To the extent that the call options that a Fund writes on its portfolio securities are “qualified covered call options,” the holding of the call options and the underlying securities will generally not be treated as a “straddle” subject to the straddle rules except in the case of certain positions which are closed by the Fund in part at a loss in one year where gain is subsequently recognized by the Fund in a later year.  In general, a “qualified covered call option” is an option that is written (sold) with respect to stock that is held or acquired by a taxpayer in connection with writing the option and that meets certain requirements, including that the option is exchange-traded or, if over-the-counter, meets certain IRS requirements, is granted more than 30 days prior to expiration, is not “deep-in-the-money” (within the meaning of Section 1092 of the Code), is not granted by an options dealer (within the meaning of Section 1256(g)(8) of the Code) in connection with the option dealer’s activity of dealing in options, and gain or loss with respect to such option is not ordinary income or loss. If a Fund owns stock and writes a qualified covered call option that is in-the-money (but not “deep-in-the-money”), certain losses may be treated as long-term rather than short-term and the holding period of the stock will not include any period during which the Fund is the grantor of the option thereby impacting the amount of income that can qualify for the lower rate applicable to “qualified dividend income.”

The Fund may make one or more of the elections available under the Code which are applicable to straddles.  If any of these Funds makes any of such elections, the amount, character and/or timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made.  The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gains, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, a Fund may recognize gain from a constructive sale of certain “appreciated financial positions” if generally the Fund enters into a short sale or offsetting notional principal contract with respect to, or a futures or a forward contract to deliver, the same or substantially identical property or, in the case of an appreciated financial position that is a short sale, an offsetting notional principal contract or a futures or forward contract, if the Fund acquires the same or substantially identical property as the underlying property for the position. Appreciated financial positions subject to this constructive sale treatment are interests (including options and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments.  Constructive sale treatment does not apply to certain transactions that are closed before the end of the 30th day after the end of the taxable year in which the transaction was entered into if the taxpayer holds the appreciated financial position throughout the 60 day period beginning on the date the transaction is closed and at no time during this 60 day period is the taxpayer’s risk of loss with respect to the appreciated financial position reduced by certain circumstances.

If a Fund has long-term capital gain from a “constructive ownership transaction” with respect to any financial asset, the amount of such gain which may be treated as long-term capital gain by the Fund is limited to the amount of such gain which the Fund would have recognized if it had been holding such financial asset directly, rather than through a constructive ownership transaction, with any gain in excess of this amount being treated as ordinary income.  In addition, any such gain recharacterized as ordinary income is treated as having been realized ratably over the duration of such constructive ownership transaction grossed up by an interest charge when reported in the year recognized.  A constructive ownership transaction includes holding a long position under a notional principal contract with respect to, or entering into a forward or futures contract to acquire certain financial assets, or both holding a call option and granting a put option with respect to certain financial assets where such options have substantially equal strike prices and substantially contemporaneous maturity dates.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency or determined with reference to one or more foreign currencies and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or loss.  Similarly, on disposition of debt securities denominated in a foreign currency or determined with reference to one or more foreign currencies gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition thereof also are treated as ordinary income or loss.  Generally gains or losses with respect to forward contracts, futures contracts, options or similar financial instruments (other than section 1256 contracts) which are denominated in a foreign currency or determined by reference to the value of one or more foreign currencies are treated as ordinary gains or losses, as the case may be.  These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.  However, in certain circumstances, it may be possible to make an election to treat such gains or losses as capital gains or losses or as subject to the rules applicable to section 1256 contracts, rather than subject to section 988 treatment.  Furthermore, if section 988 losses exceed other investment company taxable income generated by a Fund during a taxable year, the Fund’s distributions for the taxable year (including distributions made before such section 988 losses were recouped) would be treated as a return of capital to the Fund’s shareholders (rather than as dividends), thereby reducing the basis of each shareholder’s Fund shares and potentially resulting in a capital gain for any shareholder receiving a distribution greater than such shareholder’s adjusted tax basis in Fund shares (assuming such shares are held as a capital asset).

Upon the sale or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss which may be eligible for reduced U.S. federal income tax rates, generally depending upon the shareholder’s holding period for the shares.  Any loss recognized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less generally will be treated as a long-term capital loss to the extent of any distributions received by the shareholder with respect to such shares that are treated as long-term capital gains.  No gain or loss will be recognized by a Fund shareholder on the conversion or exchange of a class of shares in the same Fund to a different class of shares in the same Fund.  A shareholder’s tax basis in the class of Fund shares acquired will be the same as such shareholder’s basis in the class of Fund shares converted, and the holding period in the class of Fund shares acquired will include the holding period for the converted Fund shares.

Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares.  This rule applies if shares of a Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge.  For taxable years beginning after December 22, 2010, this rule only applies if the new shares are acquired prior to January 31 of the calendar year following the date of disposition of the original shares.  In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange.  This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge.  The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

The Fund may be subject to foreign withholding taxes on income and gains derived from its investments outside the United States.  Such taxes would reduce the yield on the Fund’s investments.  Tax treaties between certain countries and the United States may reduce or eliminate such taxes.  If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign source income or foreign withholding taxes paid by the Fund that can be treated as income taxes under U.S. federal income tax principles, as respectively earned and paid by its shareholders.  For any year that a Fund makes such an election, each of its shareholders will be required to include in computing its income its allocable share of such taxes paid by the Fund, and will be entitled, subject to certain limitations, to credit its share of such taxes against its U.S. federal income tax due, if any, or to deduct it (as an itemized deduction, in the case of individual shareholders) from its U.S. federal gross income, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the amount of a shareholder’s U.S. federal income tax liability attributable to its foreign source taxable income.  Certain gains from the sale of securities and certain foreign currency gains will not be treated as foreign source taxable income.  In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income; dividends from the Fund will be treated as either “passive category” or “general category” income for this purpose.  As a consequence, some shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by a Fund.  The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than “qualified passive income.”  The foreign tax credit is disallowed with respect to foreign taxes withheld on dividends if the dividend paying shares are held by a Fund for less than 16 days (46 days in the case of preferred shares) during the 31-day period (91-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend.  If a Fund is not eligible to make the pass-through election described above, the foreign taxes it pays will reduce its income, if any, and distributions by the Fund will be treated as U.S. source income.  Each shareholder will be furnished with a written statement as to whether, pursuant to the election described above, the creditable foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such statement will designate (i) such shareholder’s portion of the creditable foreign taxes paid to foreign countries and (ii) the portion of the Fund’s dividends and distributions that represents income derived from sources within such foreign countries.  Shareholders of an eligible Fund would be required to include their proportionate share of foreign taxes paid by the Fund in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and either deduct such proportionate share of taxes in computing their taxable incomes or, alternatively, claim such amounts as foreign tax credits against their U.S. income taxes.  No deduction for foreign taxes may be claimed by noncorporate shareholders who do not itemize deductions.  A U.S. nonresident individual or non-U.S. corporation may be subject to U.S. withholding taxes on the gross income resulting from an eligible Fund’s election described above, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.

Investments by a Fund in stock of certain foreign corporations which generate mostly passive income, or at least half of the assets of which generate such income (referred to as “passive foreign investment companies” or “PFICs”), are subject to special tax rules designed to prevent deferral of U.S. taxation of the Fund’s share of the PFIC’s earnings.  In the absence of certain elections to report these earnings on a current basis, regardless of whether the Fund actually receives any distributions from the PFIC, a Fund would be required to report certain “excess distributions” from, and any gain from the disposition of stock of, the PFIC as ordinary income.  Such ordinary income would be allocated ratably to a Fund’s holding period for the stock.  Any amounts allocated to prior taxable years would be taxable to the Fund at the highest rate of tax on ordinary income applicable in that year, increased by an interest charge at the rate prescribed for underpayments of tax.  Amounts allocated to the year of the distribution or disposition would be included in the Fund’s net investment income for that year and, to the extent distributed as a dividend to the Fund’s shareholders, would not be taxable to the Fund.

A Fund may elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year.  Any resulting gain and any gain from an actual disposition of the stock would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net gains reported as ordinary income in prior years.  Alternatively, a Fund may be able to make an election, known as a qualified electing fund (“QEF”) election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the PFIC, regardless of whether it actually received any distributions from the PFIC.  These amounts would be included in the Fund’s investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund (but would be taxable to shareholders).  In order to make a QEF election, a Fund would be required to obtain certain information from PFICs in which it invests, which in many cases may be difficult to obtain.

The Fund may be required to withhold U.S. federal income tax currently at the rate of 28% from all distributions and gross sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or otherwise fail to comply with the applicable requirements of the backup withholding rules.  Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be allowed as a refund or a credit against the shareholder’s U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.

Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code unless a reduced rate of withholding is provided under applicable treaty law.  However, pursuant to recently enacted legislation, for taxable years beginning after December 31, 2004 and before January 1, 2012, certain “interest-related dividends” and “short-term capital gain dividends” paid by a Fund to a foreign shareholder and reported as such would be eligible for an exemption from U.S. withholding tax.  Interest-related dividends generally are dividends derived from certain interest income earned by a Fund that would not be subject to U.S. withholding tax if earned by a foreign shareholder directly.  Short-term capital gain dividends generally are dividends derived from the excess of a Fund’s net short-term capital gains over net long-term capital losses.  The Fund does not intend to report interest-related or short-term capital gain dividends.  Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of U.S. withholding tax.

Since, at the time of an investor’s purchase of a Fund’s shares, a portion of the per share net asset value by which the purchase price is determined may be represented by realized or unrealized appreciation in the Fund’s portfolio or undistributed income of the Fund, subsequent distributions (or a portion thereof) on such shares may economically represent a return of his capital.  However, such a subsequent distribution would be taxable to such investor even if the net asset value of his shares is, as a result of the distributions, reduced below his cost for such shares.  Prior to purchasing shares of the Fund, an investor should carefully consider such tax liability which he might incur by reason of any subsequent distributions of net investment income and capital gains.

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions and redemptions of Fund shares.  Also, the tax consequences to a foreign shareholder of an investment in a Fund may be different from those described above.  Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is responsible for decisions to buy and sell securities, futures and options on securities, on indices and on futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect those transactions and the negotiations of brokerage commissions, if any.  Broker-dealers and futures commission merchants may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities or futures positions upon the exercise of options.  Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law.

Substantially all brokers through whom the Adviser executes agency orders provide proprietary research on general economic trends or particular companies.  Selected brokers provide third-party research and brokerage services, that is, services obtained by the broker from a third party that the broker then provides to the Adviser.  The Adviser may obtain quote and other market data information in this manner.  Certain brokers may also invite investment personnel of the Adviser to attend investment conferences sponsored by such brokers.

Brokerage commissions generally are negotiated in the case of U.S. securities transactions, but in the case of foreign securities transactions may by fixed and may be higher than prevailing U.S. rates.  Commission rates are established pursuant to negotiations with the executing parties based on the quantity and quality of the execution services.

The Adviser may utilize certain electronic crossing networks (“ECNs”) in executing transactions for certain types of securities.  These ECNs may charge fees for their services, including access fees and transaction fees.  The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased.

Equity securities traded in over-the-counter market and bonds, including convertible bonds, are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.  In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriters, generally referred to as the underwriter’s concession or discount.  On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.  The Fund will not deal with the Distributor in any transaction in which the Distributor acts as principal.  Thus, it will not deal with the Distributor acting as market maker, and it will not execute a negotiated trade with the Distributor if execution involves the Distributor acting as principal with respect to any part of the Fund’s order.

Portfolio securities may not be purchased from any underwriting or selling group of which the Distributor, during the existence of the group, is a member, except in accordance with rules of the Securities and Exchange Commission.  This limitation, in the opinion of the Trust, will not significantly affect the Fund’s ability to pursue its present investment objective.

In placing orders for portfolio securities or futures, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution.  Within the framework of this policy, the Adviser will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Adviser or the Adviser’s other clients.  Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries.  In general, research and brokerage services obtained from brokers are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts.  Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund’s, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Adviser in providing investment management for the Fund.  Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the executing party in light of generally prevailing rates.  In addition, the Adviser is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than the Distributor in order to secure the research and investment services described above, subject to review by the Board of Trustees from time to time as to the extent and continuation of this practice.  The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees.

Subject to the above considerations, the Distributor may act as a securities broker for the Fund.  In order for the Distributor to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the Distributor must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an Exchange during a comparable period of time.  This standard would allow the Distributor to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction.  Furthermore, the Board of Trustees, including a majority of the Trustees who are not “interested” trustees, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the Distributor is consistent with the foregoing standard.  Brokerage transactions with the distributor also are subject to such fiduciary standards as may be imposed by applicable law.  From time to time the Fund may engage in agency cross transactions with respect to securities that meet its investment objective and policies.  An agency cross transaction occurs when a broker sells securities from one client’s account to another client’s account.  Agency cross transactions are executed with written permission from the Fund.  This authorization permits Agency cross transactions only between the Fund on one side and clients for which the Distributor acts as broker, but does not act as investment adviser, on the other side.  The authorization can be terminated at any time by written notice to the Distributor.

The Fund may from time to time sell or purchase securities to or from companies or persons who are considered to be affiliated with that Fund solely because they are investment advisory clients of the Distributor or the Adviser.  No consideration other than cash payment against prompt delivery at the then current market price of the securities will be paid to any person involved in those transactions.  Additionally, all such transactions will be consistent with procedures adopted by the Board of Trustees.

In accordance with Section 11(a) under the Securities Exchange Act of 1934, the Distributor may not retain compensation for effecting transactions on a national securities exchange for the Fund unless that Fund has expressly authorized the retention of such compensation in a written agreement executed by the Fund and the Distributor.  The Fund has provided the Distributor with such authorization.  Section 11(a) provides that the Distributor must furnish to the Fund at least annually a statement disclosing the aggregate compensation received by the exchange member in effecting such transactions.

CUSTODY OF PORTFOLIO

The Trust’s custodian and foreign custody manager for the Fund’s assets is State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017-6204 serves as the Trust’s independent registered public accountant.  PwC audits the Fund’s financial statements and renders its report thereon, which is included in the Annual Report to Shareholders.

FINANCIAL STATEMENTS

The First Eagle High Yield Fund has adopted the financial statements of the Old Mutual High Yield Fund, which are incorporated herein by reference to the Old Mutual High Yield Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2011 (filed via EDGAR on June 7, 2011, Accession No. 0000775180-11-000035).

APPENDIX

RATINGS OF INVESTMENT SECURITIES

The rating of a rating service represents the service’s opinion as to the credit quality of the security being rated.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Fund’s investment adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed.  A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one service, each rating should be evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable.  Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”).

Moody’s Ratings

Aaa—Bonds rated Aaa are judged to be the best quality.  They carry the smallest degree of investment risk and are generally referred to as “giltedge.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa—Bonds rated Aa are judged to be high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa bonds.

A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B—Bonds rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds rated Caa are of poor standing.  Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds rated Ca represent obligations which are speculative in a high degree.  Such bonds are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds, and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P Ratings

AAA—Bonds rated AAA have the highest rating.  Capacity to pay principal and interest is extremely strong.

AA—Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest.  Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in higher rated categories.

BB—B—CCC—CC—Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation.  Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C—A C rating is assigned to bonds that are currently highly vulnerable to nonpayment, have payment arrearages allowed by the terms of the documents, or bonds of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.  The C rating may be assigned to bonds on which cash payments have been suspended in accordance with relevant terms of the instrument.

D—Bonds rated D are in payment default.  The D rating category is used when payments on a bond are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a bond are jeopardized.

Plus (+) or minus (-)

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

FIRST EAGLE FUNDS

PART C

OTHER INFORMATION

Item 15. Indemnification

Reference is made to the provisions of Article Three, Section Seven and Article Seven, Section Two of Registrant’s Declaration of Trust, which document is incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 811-7762) filed on December 30, 2004, together with the entirety of Article Six of Registrant’s Amended and Restated By-Laws, which document is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A (File No. 811-7762) filed on February 26, 2009.

The general effect of these provisions, and related statutory indemnification benefits as may be available under Delaware or other applicable state or federal laws, is to protect trustees, officers, employees and agents of Registrant against legal liability and expenses incurred by reason of their service to Registrant. In accord with the foregoing, Registrant shall indemnify its trustees, officers, employees and agents against judgments, fines, penalties, settlements and expenses to the fullest extent authorized, and in the manner permitted, by applicable state and federal law.

In addition, the Registrant will maintain a trustees’ and officers’ errors and omissions professional liability insurance policy protecting directors and officers against liability for claims made by reason of any error, misstatement, misleading statement, act, omission, neglect or breach of duty committed, attempted, or allegedly committed or attempted in their capacity as trustees or officers. The policy will contain certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 16. Exhibits

EXHIBIT
(1)	—	Declaration of Trust of Registrant.(5)
(2)	—	Amended and Restated By-Laws of the Registrant.(8)
(3)	—	Not applicable.
(4)	—	Plan of Reorganization. Filed herewith.
(5)	—	Not applicable.
(6)(a)	—	Amended and Restated Investment Advisory Contract between the Registrant and First Eagle Investment Management, LLC (“FEIM”). (10)
(6)(b)	—	Amended and Restated Investment Advisory Contract between the Registrant and FEIM with respect to First Eagle Fund of America. (10)
(6)(c)	—	Sub-advisory Agreement between FEIM and Iridian Asset Management LLC with respect to the First Eagle Fund of America. (10)
(6)(d)	—	Investment Advisory Contract between the Registrant and FEIM with respect to First Eagle High Yield Fund. To be filed by amendment.
(7)(a)	—	Amended and Restated Underwriting Agreement between the Registrant and FEF Distributors, LLC. (“FEF Distributors”). To be filed by amendment.
(7)(b)	—	Form of Selling Group Agreement. To be filed by amendment.
(8)	—	Not applicable.
(9)(a)	—	Custody Agreement between the Registrant and State Street Bank and Trust Company.(6)
(9)(b)	—	Special Custody Agreement between the Registrant and HSBC Bank USA.(4)
(9)(c)	—	Transfer Agency and Registrar Agreement between the Registrant and DST Systems, Inc.(2)
(9)(d)	—	Investment Accounting Agreement between the Registrant and State Street Bank and Trust Company.(3)
(9)(e)	—	Tax Services Agreement between the Registrant and State Street Bank and Trust Company.(8)
(10)(a)	—	Amended and Restated Rule 12b-1 Distribution Plan and Agreement between the Registrant and FEF Distributors. To be filed by amendment.
(10)(b)	—	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3. To be filed by amendment.
(11)	—	Richards, Layton & Finger, P.A. Opinion (Form) with respect to the offering of shares of First Eagle High Yield Fund. Filed herewith.
(12)	—	Stradley Ronon Stevens & Young, LLP Opinion (Form) with respect to the tax consequences of the Reorganization. Filed herewith.
(13)(a)	—	Fee Waiver and Expense Reimbursement Agreement between the Registrant (on behalf of First Eagle High Yield Fund) and FEIM. To be filed by amendment.
(13)(b)	—	Administrative Services Agreement between the Registrant (on behalf of First Eagle High Yield Fund) and FEIM. To be filed by amendment.
(14)	—	Consent of PricewaterhouseCoopers LLP. Filed herewith.

(15)	—	Not applicable.
(16)	—	Power of Attorney. Filed herewith.
(17)(a)	—	Form of Proxy. Filed herewith.

(1) Incorporated herein by reference to Pre-Effective Amendment No. 2 filed on or about August 30, 1993.
(2) Incorporated herein by reference to Post-Effective Amendment No. 4 filed on or about July 25, 1997.
(3) Incorporated herein by reference to Post-Effective Amendment No. 13 filed on or about February 28, 2001.
(4) Incorporated herein by reference to Pre-Effective Amendment No. 20 filed on or about December 27, 2002.
(5) Incorporated herein by reference to Post-Effective Amendment No. 23 filed on or about December 30, 2004.
(6) Incorporated herein by reference to Post-Effective Amendment No. 25 filed on or about February 27, 2006.
(7) Incorporated herein by reference to Post-Effective Amendment No. 26 filed on or about February 27, 2007.
(8) Incorporated herein by reference to Post-Effective Amendment No. 28 filed on or about February 26, 2009.
(9) Incorporated herein by reference to Post-Effective Amendment No. 31 filed on or about February 24, 2010.
(10) Incorporated herein by reference to Post-Effective Amendment No. 32 filed on or about February 24, 2011.

Item 17. Undertakings

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

The Registrant agrees to file by Post-Effective Amendment the opinion and consent of counsel regarding the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed on behalf of the registrant, in the City of New York and State of New York, as of the 28th day of October, 2011.

FIRST EAGLE FUNDS

By:	/s/ JOHN P. ARNHOLD
JOHN P. ARNHOLD
PRESIDENT

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE	CAPACITY	DATE

/s/ LISA ANDERSON*	Trustee	October 28, 2011
(LISA ANDERSON)

/s/ JOHN P. ARNHOLD*	Trustee	October 28, 2011
(JOHN P. ARNHOLD)

/s/ JEAN-MARIE EVEILLARD*	Trustee	October 28, 2011
(JEAN-MARIE EVEILLARD)

/s/ CANDACE K. BEINECKE*	Trustee	October 28, 2011
(CANDACE K. BEINECKE)

/s/ JEAN D. HAMILTON*	Trustee	October 28, 2011
(JEAN D. HAMILTON)

/s/ JAMES E. JORDAN*	Trustee	October 28, 2011
(JAMES E. JORDAN)

/s/ WILLIAM M. KELLY*	Trustee	October 28, 2011
(WILLIAM M. KELLY)

/s/ PAUL J. LAWLER*	Trustee	October 28, 2011
(PAUL J. LAWLER)

/s/ JOSEPH MALONE*	Chief Financial Officer	October 28, 2011
(JOSEPH MALONE)

*By:	/S/ SUZAN AFIFI
Suzan Afifi Power-of-Attorney

Exhibit Index

(4)     Plan of Reorganization.

(11)   Richards, Layton & Finger, P.A. Opinion (Form) with respect to the offering of shares of First Eagle High Yield Fund.

(12)   Stradley Ronon Stevens & Young, LLP Opinion (Form) with respect to the tax consequences of the Reorganization.

(14)           Consent of PricewaterhouseCoopers LLP.

(16)           Power of Attorney.

(17)(a)      Form of Proxy.